UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21213

Nuveen AMT-Free Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter

to Shareholders

Dear Shareholders,

In 2021, we have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies. However, the newly discovered omicron variant is a reminder that pandemic risks are still with us, which has created uncertainty about the economic outlook in the coming year and contributed to recent short-term volatility in the markets.

As some factors that drove 2021’s rebound fade and the pandemic continues to pose some downside risk, global economic growth is expected to be slower but remain expansionary. In the U.S., the Federal Reserve has begun winding down its pandemic bond buying program and could begin raising short-term interest rates in 2022. The crisis-related fiscal stimulus totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations will also phase out. Government spending will be lower from here but should continue to aid the global recovery in the coming year. In the U.S., the $1.2 trillion Infrastructure Investment and Jobs Act recently went into effect on November 15, 2021, funding upgrades to road, rail and air transportation, broadband internet, and power and water systems. Europe, Japan and China are also expected to roll out additional fiscal support in 2022.

Investors will continue to closely monitor inflation. The spread of the COVID-19 delta variant in 2021 exacerbated shortages of raw materials and labor and disrupted transportation and logistics, which contributed to inflation staying elevated for longer than expected. This prompted some central banks to begin withdrawing monetary stimulus measures and others to raise interest rates. The timing of monetary policy normalization will be a key focus in the markets, as will the progression of the virus, which can be difficult to predict given uneven vaccination rates around the world and the potential for new variants.

We anticipate periodic volatility as markets digest incoming data on economic activity levels, inflation, interest rates and COVID-19, as well as their impacts to consumer behavior and corporate profits. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

As the global economy shifts from the fast recovery phase to a new phase of expansion potentially impacted by inflations and new COVID strains, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
December 22, 2021

Important Notices

For Shareholders of

Nuveen Quality Municipal Income Fund (NAD)

Nuveen AMT-Free Quality Municipal Income Fund (NEA)

Fund Reorganizations

Effective prior to the opening of business on April 12, 2021, Nuveen Maryland Quality Municipal Income Fund (NMY) was reorganized into NAD, and effective prior to the opening of business on February 8, 2021, Nuveen Michigan Quality Municipal Income Fund (NUM) was merged into NEA (each a “Reorganization” and collectively, the “Reorganizations”). Refer to Note 1 and Note 10 of the Notes to Financial Statements within this report for further details on the Reorganizations.

Portfolio Manager’s Comments

Nuveen Quality Municipal Income Fund (NAD)

Nuveen AMT-Free Quality Municipal Income Fund (NEA)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Christopher L. Drahn, CFA, has managed NAD and NEA since 2016.

Here he discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two national Funds. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2021?

Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, while not technically a pandemic spending measure, the $1.2 trillion Infrastructure Investment and Jobs Act that funds improvements to roads/bridges, broadband internet, airports and ports, and water and power systems was signed into law after the close of this reporting period on November 15, 2021. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals.

By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. To recap, in March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia further amplified oil price volatility. In late 2020, the announcement of high efficacy rates in several COVID 19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

improved the outlook for 2021, which contributed to risk-on sentiment in the markets. The positive sentiment was realized during the first half of 2021 as U.S. gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021. However, economic growth slowed considerably in the third quarter of 2021 to a 2.1% annualized rate, dampened by the spread of the COVID-19 delta variant and constricted supply chains, according to the “second” estimate released by the Bureau of Economic Analysis.

Although supply bottlenecks, labor shortages and higher inflation have weighed on economic growth in the short term, consumer demand remains strong. Given the U.S. economy’s progress, the Fed began signaling a timeline for tapering pandemic monetary support by reducing its monthly bond purchases (which was initially announced at the November 2021 policy meeting, after the close of this reporting period), as well as suggested interest rate normalization that could start later in 2022. In addition to monetary policy, markets remained concerned about the political gridlock over raising the debt ceiling – the amount the U.S. government is allowed to borrow. (After the close of this reporting period, the government approved a $2.5 trillion increase to the debt limit, averting a default at the end of 2021.)

Although U.S. Treasury yields moved higher in the twelve-month reporting period, most notably in 10-year maturities, municipal yields at the long end of the yield curve were broadly unchanged. While a rising rate environment would typically signal a more challenging environment for municipal bonds, the improving fundamental credit backdrop and favorable supply-demand dynamics helped the municipal market stay resilient. Economic reopening and vaccine distribution bolstered investor confidence while the revenue recovery for many municipal issuers was V-shaped and strong. Additionally, the American Rescue Plan Act signed into law in March 2021 provided federal aid to the already improving financial positions of state and local governments. Credit ratings agencies upgraded their outlooks for most municipal sectors from negative to stable, and individual credit upgrades exceeded downgrades by a 2-to-1 margin in this reporting period. Overall, default risk stayed notably moderate. Supply issuance in 2021 year-to-date remained on pace with 2020’s record volume, with a significant, albeit moderating, proportion of issuance in taxable municipals and refunding deals. Demand also stayed strong, with consistently positive inflows that further supported credit spread narrowing and municipal bond performance.

Municipal bonds generally performed well in the twelve-month reporting period. Municipal yields increased across the short to intermediate maturity range while remaining nearly unchanged at the long end, leading to the outperformance of longer maturity municipal bonds. Credit spreads tightened significantly as the economic recovery progressed and demand remained strong for credits offering higher yields.

What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2021?

Each Fund’s investment objective is to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals. Both Funds invest primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories. The Funds continued to take a bottom-up approach to discov-

Portfolio Manager’s Comments (continued)

ering sectors that appeared undervalued as well as individual credits that the portfolio management team believed had the potential to perform well over the long term.

Trading activity continued to focus on pursuing the Funds’ investment objectives. The Funds’ overall sector weightings were generally maintained and did not change significantly in this reporting period. In both NAD and NEA, pre-refunded sector weightings increased slightly as additional older holdings were advance refunded, while tobacco weightings dropped slightly due to continued calls of older issues in that sector. The Funds’ overall credit profiles also did not materially change over the course of the reporting period, although NAD and NEA did add very slightly to higher ratings categories as credit spreads generally continued to compress.

The opportunities for tax loss swapping greatly dissipated after the market’s rebound in the summer and fall of 2020, although there were a few tax loss swaps that did take place in NAD and NEA during the brief back-up in yields in March 2021 and again in October 2021. This strategy entailed selling depreciated bonds with lower embedded book yields and buying similarly structured but now higher yielding bonds. This approach was implemented to enhance the Funds’ income earning capability and to seek to make the Funds more tax efficient.

As of October 31, 2021, the Funds continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended October 31, 2021?

For the twelve months ended October 31, 2021, the Funds outperformed the NAD and NEA Blended Benchmark, which is composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index (the “Blended Benchmark”). For the purposes of this Performance Commentary, references to relative performance are in comparison to the NAD and NEA Blended Benchmark.

The main factors contributing to the outperformance of the portfolios during the reporting period were yield curve and duration positioning, along with credit quality allocation. During the reporting period, longer maturity ranges consistently outperformed shorter ranges. As a result, longer duration bonds generally outperformed, which benefitted the relative performance of both portfolios since they were both overweight to longer duration bonds. From a credit quality standpoint, lower rated bonds outperformed high grade bonds as credit spreads tightened during the reporting period. With the AAA and AA rating categories underperforming, NAD’s portfolio benefited from an underweight and favorable security selection in both categories while NEA’s portfolio was aided by an underweight to the AAA rated category and favorable security selection in both AAA and AA rated paper. Both portfolios were overweight to the A rated category, which generally performed in-line with the Blended Benchmark, but benefited from positive security selection. BBB rated bonds outperformed, and the overweights to these lower rated investment grade bonds contributed positively to relative performance in both portfolios.

The outperformance was partially offset by sector allocations, particularly within the pre-refunded sector. Both portfolios held an overweight allocation to the pre-refunded sector, which detracted from relative performance. Pre-refunded bonds are typically vintage holdings retained for their higher book yields, resulting in more favorable distributable income characteristics for the Funds. Other detractors included the portfolios’ underweight in the “other/miscellaneous” transportation category, which includes various passenger and commuter rail projects. However, NAD’s portfolio held a smaller underweight in the category, resulting in a smaller negative impact compared to NEA’s portfolio. Both portfolios were underweight to the industrial development revenue (IDR) sector, which also detracted from relative performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares, reverse repurchase agreements for NEA and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage had a positive impact on the performance of NAD and NEA over this reporting period.
As of October 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.
	NAD	NEA
Effective Leverage*	36.91%	37.35%
Regulatory Leverage*	35.16%	35.32%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings and reverse repurchase agreements are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2021, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAD	$1,406,500,000	$ 632,000,000	$2,038,500,000
NEA	$ 836,500,000	$1,728,300,000	$2,564,800,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Reverse Repurchase Agreements

As noted previously, NEA used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed upon price and date. During the current reporting period, NEA temporarily used reverse repurchase agreements while awaiting the settlement of newly issued preferred shares. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Subsequent to the Close of
	Current Reporting Period					the Reporting Period

Outstanding			Outstanding	Average			Outstanding
Balance as of			Balance as of	Balance			Balance as of
November 1, 2020	Sales	Purchases	October 31, 2021	Outstanding*	Sales	Purchases	December 28, 2021
$ —	$130,900,000	$(130,900,000)	$ —	$130,900,000	$ —	$ —	$ —

*	For the period February 1, 2021 through February 18, 2021.

Refer to Notes to Financial Statements, Note 9 - Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2020	$0.0595	$0.0585
December	0.0595	0.0585
January	0.0595	0.0585
February*	0.0595	0.0586
March	0.0595	0.0585
April	0.0595	0.0585
May	0.0595	0.0585
June	0.0595	0.0585
July	0.0595	0.0585
August	0.0595	0.0585
September	0.0595	0.0585
October 2021	0.0595	0.0585
Total Distributions from Net Investment Income	$0.7140	$0.7021

Yields
Market Yield**	4.57%	4.62%
Taxable-Equivalent Yield**	7.69%	7.78%

*	Total of distributions declared by NEA before and after the Reorganization as further described in the Notes to Financial Statements.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of October 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAD	NEA
Common shares cumulatively repurchased and retired	17,900	75,000
Common shares authorized for repurchase	23,340,000	29,900,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of October 31, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAD	NEA
Common share NAV	$16.11	$15.71
Common share price	$15.63	$15.18
Premium/(Discount) to NAV	(2.98)%	(3.37)%
Average premium/(discount) to NAV	(5.16)%	(5.00)%

NAD	Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	6.85%	5.08%	6.46%
NAD at Common Share Price	13.31%	7.11%	7.13%
S&P Municipal Bond Index	2.76%	3.33%	3.95%
NAD Blended Benchmark[1,2]	3.66%	3.67%	4.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2021 — Common Share Price

[1]	For purposes of Fund performance, relative results are measured against this benchmark/index.
[2]	NAD Blended Benchmark consists of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return of the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.5%
Investment Companies	0.0%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.4%

Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	157.1%
Floating Rate Obligations	(3.0)%
AMTP Shares, net of deferred
offering costs	(19.3)%
MFP Shares, net of deferred
offering costs	(18.0)%
VRDP Shares, net of deferred
offering costs	(16.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.3%
AAA	2.0%
AA	18.5%
A	39.5%
BBB	17.1%
BB or Lower	6.2%
N/R (not rated)	5.4%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	26.8%
Health Care	17.0%
Tax Obligation/Limited	15.2%
U.S. Guaranteed	11.1%
Utilities	9.9%
Tax Obligation/General	9.2%
Other	10.8%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	11.5%
Illinois	9.4%
Maryland	7.4%
California	7.4%
Colorado	6.7%
New York	6.1%
Florida	5.6%
Ohio	3.8%
Pennsylvania	3.3%
New Jersey	3.0%
Missouri	2.8%
South Carolina	2.7%
Washington	2.1%
Michigan	2.0%
Louisiana	2.0%
Arizona	2.0%
Georgia	1.4%
Oregon	1.4%
District of Columbia	1.4%
Other[1]	18.0%
Total	100%

[1]	See Portfolio of Investments for details on “other” States and Territories.

NEA	Nuveen AMT-Free Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of October 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	5.91%	5.08%	5.78%
NEA at Common Share Price	10.92%	7.16%	6.49%
S&P Municipal Bond Index	2.76%	3.33%	3.95%
NEA Blended Benchmark[1,2]	3.66%	3.67%	4.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of October 31, 2021 — Common Share Price

[1]	For purposes of Fund performance, relative results are measured against this benchmark/index.
[2]	NEA Blended Benchmark consists of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return of the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.8%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.3%

Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	157.2%
Floating Rate Obligations	(2.8)%
AMTP Shares, net of deferred
offering costs	(6.7)%
MFP Shares, net of deferred
offering costs	(23.1)%
VRDP Shares, net of deferred
offering costs	(24.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	12.5%
AAA	3.1%
AA	23.7%
A	35.2%
BBB	15.3%
BB or Lower	5.6%
N/R (not rated)	4.6%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.7%
Tax Obligation/Limited	16.4%
Transportation	15.4%
U.S. Guaranteed	12.5%
Tax Obligation/General	11.5%
Utilities	10.7%
Education and Civic Organizations	7.1%
Other	5.7%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	10.1%
Michigan	9.7%
Colorado	7.2%
Texas	6.8%
New York	5.8%
California	4.9%
North Carolina	4.7%
Florida	4.3%
Ohio	4.1%
New Jersey	4.0%
Pennsylvania	3.6%
Missouri	2.9%
South Carolina	2.5%
Georgia	2.4%
Wisconsin	2.2%
District of Columbia	2.1%
Washington	2.0%
Louisiana	1.9%
Other[1]	18.8%
Total	100%

[1]	See Portfolio of Investments for details on “other” States and Territories.

Shareholder Meeting Report

The annual meeting of shareholders was held on August 4, 2021 for NAD and NEA. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NAD		NEA
	Common and	Preferred	Common and	Preferred
	Preferred	shares	Preferred	shares
	shares voting	voting	shares voting	voting
	together	together	together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
Jack B. Evans
For	131,201,873	—	177,963,388	—
Withhold	58,701,191	—	68,180,947	—
Total	189,903,064	—	246,144,335	—
Joanne T. Medero
For	184,486,096	—	239,973,683	—
Withhold	5,416,968	—	6,170,652	—
Total	189,903,064	—	246,144,335	—
Matthew Thornton III
For	184,565,873	—	240,030,046	—
Withhold	5,337,191	—	6,114,289	—
Total	189,903,064	—	246,144,335	—
William C. Hunter
For	—	3,773	—	227,364
Withhold	—	16,612	—	124,910
Total	—	20,385	—	352,274
Albin F. Moschner
For	—	3,773	—	227,364
Withhold	—	16,612	—	124,910
Total	—	20,385	—	352,274

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Quality Municipal Income Fund
Nuveen AMT-Free Quality Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
December 28, 2021

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.5% (99.8% of Total Investments)
	MUNICIPAL BONDS – 154.5% (99.8% of Total Investments)
	Alabama – 1.4% (0.9% of Total Investments)
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
$ 5,000	5.000%, 10/01/33 – AGM Insured (AMT)	10/27 at 100.00	BBB+	$ 5,958,350
5,455	5.000%, 10/01/34 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,487,468
5,550	5.000%, 10/01/35 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,593,622
4,430	Gardendale, Alabama, General Obligation Warrants, Series 2021B, 4.000%, 5/01/46	5/31 at 100.00	AA–	5,195,460
17,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	24,891,300
	5.000%, 9/01/46
4,165	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	4,795,997
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
42,100	Total Alabama			53,922,197
	Alaska – 0.2% (0.1% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,708,170
3,400	5.000%, 1/01/25 (AMT)	No Opt. Call	Baa2	3,776,584
1,000	5.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,103,760
1,075	5.000%, 1/01/29 (AMT)	7/25 at 100.00	Baa2	1,181,145
300	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	327,447
395	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	438,790
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
7,750	Total Alaska			8,535,896
	Arizona – 3.1% (2.0% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	992,377
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	2,817,700
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	2,311,420
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A	1,528,531
2,500	5.000%, 7/01/32	7/22 at 100.00	A	2,563,450
2,335	5.000%, 7/01/36	7/22 at 100.00	A	2,392,371
3,345	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	3/31 at 100.00	A2	3,807,346
	HonorHealth, Series 2021A, 4.000%, 9/01/51
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	13,239,652
	Refunding Series 2016A, 4.000%, 1/01/36
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2019A:
5,500	4.000%, 7/01/44	7/29 at 100.00	A	6,306,190
2,000	4.000%, 7/01/49	7/29 at 100.00	A	2,272,120
3,165	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	3,828,289
	Series 2019B, 5.000%, 7/01/44 (AMT)
12,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	A+	15,355,009
	Series 2017A, 5.000%, 7/01/47 (AMT)
6,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	A+	7,218,240
	Series 2018, 5.000%, 7/01/48 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion	No Opt. Call	AA	$ 10,523,170
	Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured
2,475	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	2,841,968
	Center, Series 2021A, 4.000%, 4/01/46
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding	12/25 at 100.00	AA	1,096,350
	Series 2015, 4.000%, 12/01/38 – AGM Insured
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	BBB+	645,525
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	33,991,944
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	A2	1,214,169
	University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured
93,385	Total Arizona			114,945,821
	Arkansas – 0.2% (0.1% of Total Investments)
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	4,358,560
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013,	12/23 at 100.00	A1	2,220,612
	4.875%, 12/01/43
6,055	Total Arkansas			6,579,172
	California – 11.5% (7.4% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	1,092,229
	1999A, 0.000%, 10/01/37 – NPFG Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
2,945	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	2,729,131
7,150	0.010%, 9/01/28 – AGM Insured	No Opt. Call	A2	6,473,109
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	A2	1,993,705
95	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	70,794
105	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (4)	82,880
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	10,680,000
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	3,750,285
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	A2	796,799
	Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured
	Byron Unified School District, Contra Costa County, California, General Obligation
	Bonds, Series 2007B:
60	0.000%, 8/01/32 (ETM)	No Opt. Call	A2 (4)	50,244
235	0.000%, 8/01/32 – SYNCORA GTY Insured (ETM)	No Opt. Call	N/R (4)	198,897
1,405	0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	1,125,082
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	3,062,382
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	3,550,706
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
2,855	5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R (4)	3,478,047
4,145	5.000%, 11/15/46	11/26 at 100.00	A	4,911,659
22,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A	27,301,897
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,275	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A	2,591,293
	Health, Series 2018A, 4.000%, 11/15/42
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	764,471
	System, Series 2013A, 5.000%, 7/01/37

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
$ 790	9.434%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA– (4)	$ 849,843
825	9.442%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA– (4)	887,551
2,140	9.442%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (5)	8/22 at 100.00	AA– (4)	2,302,255
5,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	5,921,450
	Series 2018A, 5.000%, 12/31/47 (AMT)
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series	2/27 at 100.00	A–	3,864,087
	2017A, 5.000%, 2/01/42
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	887,364
	Series 2013I, 5.000%, 11/01/38
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	562,470
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	6,830,880
3,070	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	3,513,001
5,480	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	6,652,556
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
481	5.750%, 7/01/30 (6), (7)	11/21 at 100.00	N/R	421,196
1,318	5.500%, 7/01/39 (6), (7)	11/21 at 100.00	N/R	1,153,502
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2	4,676,356
	Series 2006B, 0.000%, 8/01/26 – NPFG Insured
1,000	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A–	847,260
	Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	N/R (4)	1,266,842
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	Aa1	4,441,200
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
3,010	El Camino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA+	2,934,148
	2002 Series 2012C, 0.000%, 8/01/25
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,689,085
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,480	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	1,656,579
6,480	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	7,284,038
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+ (4)	11,554,051
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
1,455	0.000%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	A+ (4)	1,438,573
3,500	0.000%, 6/01/26 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	3,378,795
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,072,030
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,087,739
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	A1	935,096
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured
5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	4,529,037
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	$ 2,042,825
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	4,925,600
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	A–	865,929
	Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
2,000	5.000%, 5/15/41 (AMT)	5/26 at 100.00	A+	2,334,500
20,015	5.000%, 5/15/46 (AMT)	5/26 at 100.00	A+	23,291,856
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	A+	5,571,459
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA–	2,912,419
	Series 2014B, 5.000%, 7/01/43
250	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	11/21 at 100.00	A	251,068
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (4)	7,164,714
	Bonds, Series 2011, 5.875%, 8/01/31 (Pre-refunded 8/01/24)
5,955	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	6,684,845
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (8)
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	4,051,647
	Series 2009A, 7.000%, 11/01/34
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	3,439,436
	Series 2009C, 6.500%, 11/01/39
8,150	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	9,122,784
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	A2	2,928,519
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	14,920,627
	Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (4)	4,808,520
	of Participation, Series 2006, 0.010%, 10/01/34 – FGIC Insured (ETM)
2,905	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	3,061,318
	Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	1,241,220
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation	8/36 at 100.00	Aa3	6,669,950
	Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (8)
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds,	No Opt. Call	A1	4,820,250
	Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	No Opt. Call	A	3,067,729
	Project Area, Series 2011B, 0.000%, 10/01/38
625	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/31 at 100.00	BBB+	719,719
	RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/46
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	358,093
	Series 2013A, 5.750%, 6/01/48
14,900	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A	17,354,626
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
11,615	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A	13,976,678
12,285	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A	14,729,101

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 11,025	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	$ 13,273,990
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
2,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 29.31	N/R	581,500
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Series
	2013C, 0.000%, 8/01/43
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,220,820
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44	1/25 at 100.00	BBB	17,108,956
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB	28,750,359
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 3/01/41 (AMT)	3/27 at 100.00	A–	5,873,450
5,000	5.000%, 3/01/47 (AMT)	3/27 at 100.00	A–	5,882,600
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,586,804
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 38.93	A3	2,437,826
	Refunding Series 2015, 0.000%, 8/01/43
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital	No Opt. Call	AA	1,973,018
	Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured
5,000	Solano Community College District, Solano and Yolo Counties, California, General	8/23 at 100.00	AA (4)	5,417,750
	Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
1,145	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	968,624
	Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured
1,175	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	863,719
	Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,004,950
1,000	6.500%, 12/01/24 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,005,040
1,000	6.625%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,005,140
1,325	6.750%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,331,943
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	A+	2,288,440
	Bonds, Series 2002A, 0.010%, 8/01/26 – FGIC Insured
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	4,239,862
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (8)
411,639	Total California			432,470,817
	Colorado – 10.4% (6.7% of Total Investments)
4,350	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/26 at 103.00	N/R	4,313,286
	2021, 4.375%, 12/01/52
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A1	3,495,120
	2015, 5.000%, 12/01/35 – BAM Insured
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado,	12/26 at 100.00	AA+	4,781,713
	General Obligation Bonds, Series 2016C, 4.000%, 12/15/34
10,000	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds,	6/29 at 100.00	AA+	11,508,300
	Series 2019A, 4.000%, 12/01/48
4,000	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater	12/28 at 100.00	AA+	4,906,000
	Revenue Bonds, Series 2019, 5.000%, 12/01/43
1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/22 at 103.00	N/R	1,871,560
	Improvement Series 2017, 5.000%, 12/01/29, 144A
1,605	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	1,901,460
	2020, 4.000%, 8/01/45 – BAM Insured
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/23 at 100.00	BB+	3,191,231
	Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	$ 1,791,112
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/24 at 100.00	A+	527,570
	Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/24 at 100.00	A+	1,096,920
	Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	4,026,930
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
1,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	No Opt. Call	A+	1,291,850
	Corporation for Atmospheric Research Project, Refunding Series 2012A, 4.500%, 9/01/22
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	9/27 at 100.00	A2	600,056
	Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of
	Denver, Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	A1	1,353,504
1,600	4.000%, 3/01/37	3/27 at 100.00	A1	1,801,536
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated
	Group, Series 2021A:
9,595	4.000%, 11/15/46	11/31 at 100.00	AA	11,204,849
3,000	4.000%, 11/15/50	11/31 at 100.00	AA	3,486,420
1,930	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health	5/26 at 100.00	AA	2,138,073
	System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/41
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health
	Initiatives, Series 2013A:
3,020	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	3,194,043
4,890	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	5,171,371
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	4,918,688
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
15,395	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	17,102,767
	Series 2019A-2, 4.000%, 8/01/49
270	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	292,993
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	3,101,499
6,425	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	7,463,344
665	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	758,253
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
3,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	4,388,222
	Series 2020A, 4.000%, 9/01/45
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	6,202,400
	2019A, 5.000%, 11/01/44
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,857,271
	Refunding Series 2019A, 4.000%, 1/01/38
2,620	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,049,968
	Refunding Series 2019B, 4.000%, 1/01/40
1,100	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,235,465
	Senior Lien Series 2017, 5.000%, 12/31/56
1,250	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B,	11/21 at 100.00	Aa2	1,253,313
	4.250%, 5/15/37

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Refunding Series 2017C:
$ 1,115	5.000%, 3/01/43 (Pre-refunded 3/01/28)	3/28 at 100.00	N/R (4)	$ 1,391,464
1,660	5.000%, 3/01/43	3/28 at 100.00	AA	1,991,485
2,360	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,667,319
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
3,555	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/38	12/30 at 100.00	AA–	4,210,293
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 ý	8/24 at 100.00	A1	3,319,470
	AGM Insured
7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46	8/26 at 100.00	A1	8,439,725
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	2,098,620
	11/15/32 (Pre-refunded 11/15/22)
1,100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	1,200,089
	2013A, 5.250%, 11/15/43 (AMT)
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,911,733
	2013B, 5.000%, 11/15/43
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
20,460	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A	24,713,634
30,435	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A	36,551,522
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement	8/26 at 100.00	AA–	2,011,555
	Series 2016A, 4.000%, 8/01/46
2,005	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	2,116,759
	Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	BBB–	3,470,086
2,000	5.000%, 12/01/29	12/26 at 100.00	BBB–	2,335,900
2,400	5.000%, 12/01/36	12/26 at 100.00	BBB–	2,740,632
1,605	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,823,441
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation
	Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	A	286,509
150	0.000%, 9/01/37	No Opt. Call	A	104,933
75	0.000%, 9/01/38	No Opt. Call	A	50,877
20	0.000%, 9/01/39	No Opt. Call	A	13,139
110	0.000%, 9/01/41	No Opt. Call	A	67,597
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,520	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,507,475
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	17,788,532
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	923,028
2,175	0.010%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,866,128
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	20,897,461
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	18,946,266
100	0.010%, 9/01/33 – NPFG Insured	No Opt. Call	A	79,219
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.010%,	9/26 at 54.77	A	6,304,500
	9/01/38 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	349,499
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	44,074,800
180	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds,	11/21 at 100.00	Baa2	180,059
	Refunding Series 2011A, 5.500%, 5/01/22 (AMT)
1,250	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	1,454,238
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/45 – AGM Insured
4,000	Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds,	12/28 at 100.00	A1	4,861,200
	Refunding Series 2018A-1, 5.000%, 12/01/43 – BAM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,450	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/49 –	12/30 at 100.00	AA	$ 2,839,428
	BAM Insured
520	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation	12/30 at 100.00	A2	604,427
	Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/44 – AGM Insured
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue	12/25 at 100.00	Aa2	2,054,500
	Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40
1,500	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado,	12/31 at 100.00	A2	1,694,820
	Limited Tax General Obligation Bonds, Refunding & Improvement Senior Series 2021A, 4.000%,
	12/01/51 – AGM Insured
4,000	Northern Colorado Water Conservancy District Building Corporation, Certificates of	7/31 at 100.00	AA+	4,667,640
	Participation, Refunding Series 2021, 4.000%, 7/01/46
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,788,748
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,366,721
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	7,561,228
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
2,395	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/29 at 100.00	A	2,842,194
	Revenue Bonds, Series 2019A, 4.000%, 12/01/36 – AGM Insured
500	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	541,510
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A–	1,063,909
	Springs Utilities, Series 2008, 6.500%, 11/15/38
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,547,310
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	882,345
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/36 –
	AGM Insured
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds,
	Refunding Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	A3	1,250,057
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	A3	1,124,290
500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	556,970
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41
2,000	Upper Eagle Regional Water Authority, Eagle County, Colorado, Water Revenue Bonds,	12/30 at 100.00	AA	2,352,160
	Refunding & Improvement Series 2020, 4.000%, 12/01/50 – AGM Insured
2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	2,214,320
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
387,115	Total Colorado			390,978,851
	Connecticut – 1.3% (0.8% of Total Investments)
850	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	939,539
	Affiliates, Series 2020A, 5.000%, 1/01/45, 144A
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/22 at 100.00	A2 (4)	3,540,515
	University, Series 2012H, 5.000%, 7/01/24 (Pre-refunded 7/01/22) – AGM Insured
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	17.876%, 1/01/32, 144A (IF) (5)	1/23 at 100.00	Aa3	1,560,410
190	17.709%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	226,852
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	AA–	18,081,350
6,410	5.000%, 1/01/37	1/28 at 100.00	AA–	7,806,162
6,000	5.000%, 1/01/38	1/28 at 100.00	AA–	7,303,200
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	4/22 at 100.00	AA– (4)	3,621,648
	Series 2013A, 4.000%, 4/01/39 (Pre-refunded 4/01/22)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 5,077	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	$ 761,496
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (7)
4,000	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/39	2/30 at 100.00	A+	5,019,520
45,592	Total Connecticut			48,860,692
	Delaware – 0.2% (0.2% of Total Investments)
800	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	945,104
	Series 2018, 5.000%, 6/01/48
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	8,241,462
8,055	Total Delaware			9,186,566
	District of Columbia – 2.1% (1.4% of Total Investments)
680	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	11/21 at 100.00	AA+	682,604
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (AMT)
1,805	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	BBB	1,977,883
	Bonds, Series 2001, 6.500%, 5/15/33
34,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/21 at 22.08	N/R	7,472,520
	Bonds, Series 2006A, 0.000%, 6/15/46
10,265	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series	No Opt. Call	Aa1	11,034,259
	1998, 5.500%, 10/01/23 – AGM Insured (UB)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
2,000	4.000%, 10/01/44	10/29 at 100.00	Baa2	2,248,880
4,750	5.000%, 10/01/47	10/29 at 100.00	Baa2	5,746,455
6,000	4.000%, 10/01/49	10/29 at 100.00	Baa2	6,706,140
1,810	4.000%, 10/01/53 – AGM Insured	10/29 at 100.00	A2	2,059,255
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	Baa1	5,732,775
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	1,408,660
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	6,294,650
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
4,500	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/23 at 100.00	A+	4,872,690
	Series 2013A, 5.000%, 10/01/30 (AMT)
12,550	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/31 at 100.00	A+	15,659,514
	Series 2021A, 5.000%, 10/01/46 (AMT)
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,210,230
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,829,475
3,000	5.000%, 7/01/42	7/27 at 100.00	AA–	3,581,310
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,201,440
	Bonds, Series 2018, 5.000%, 7/01/38
97,485	Total District of Columbia			79,718,740
	Florida – 8.6% (5.6% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	11/23 at 100.00	BBB	1,567,216
	Project, Series 2013A, 5.000%, 11/15/37
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB	472,333
2,260	5.000%, 9/01/48	9/23 at 100.00	BBB	2,369,633

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45 (AMT)	10/25 at 100.00	A	$ 8,617,650
1,000	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2021,	7/31 at 100.00	AA	1,194,290
	4.000%, 7/01/39 – AGM Insured
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/22 at 100.00	N/R	101,862
	Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43, 144A
175	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	194,098
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/40, 144A
14,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	1/24 at 107.00	N/R	15,119,720
	Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
12,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/21 at 104.00	N/R	12,181,800
15,985	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/21 at 104.00	N/R	16,201,277
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/22 at 100.00	Baa1 (4)	4,247,550
	Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,
	Priority Subordinated Series 2017A:
31,985	5.000%, 10/01/47 (AMT)	10/27 at 100.00	A	38,141,793
9,065	5.000%, 10/01/52 (AMT)	10/27 at 100.00	A	10,790,704
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/26 at 100.00	A+	4,577,635
	Series 2016A, 5.000%, 10/01/40 (AMT)
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	6,731,504
	Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	AA–	6,051,050
	Airport, Series 2018E, 5.000%, 10/01/48 (AMT)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	2,571,235
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
10,305	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	A–	11,538,818
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
10,200	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	11,571,798
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50
5,000	Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project,	6/28 at 100.00	A	5,868,700
	Series 2018B, 5.000%, 6/01/46 (AMT)
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2 (4)	5,778,699
	5.000%, 11/15/35 (Pre-refunded 11/15/24)
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	A1	10,713,816
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	2,020,900
	Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/23 at 100.00	A–	3,083,620
	of Miami, Series 2012A, 5.000%, 4/01/42
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	9,047,519
	of Miami, Series 2015A, 5.000%, 4/01/45
12,545	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	14,765,089
	of Miami, Series 2018A, 5.000%, 4/01/53
1,110	Miami-Dade County Health Facilities Authority, 4.000%, 8/01/51 (WI/DD, Settling 11/10/21)	8/31 at 100.00	A	1,263,002
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/27 at 100.00	A	1,782,900
	Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/22 at 100.00	A– (4)	1,043,070
	Refunding Series 2012A, 5.000%, 10/01/29 (Pre-refunded 10/01/22) (AMT)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,124,350
	Refunding Series 2014B, 5.000%, 10/01/37

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%,	10/24 at 100.00	A–	$ 5,598,650
	10/01/35 (AMT)
6,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%,	10/25 at 100.00	A–	6,920,375
	10/01/38 (AMT)
2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2 (4)	2,991,089
	2012B, 5.000%, 10/01/37 (Pre-refunded 10/01/22)
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	A1 (4)	3,096,660
	2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (4)	12,914,404
	10/01/42 (Pre-refunded 10/01/22)
6,035	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	6,900,057
	4.000%, 10/01/49
3,375	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021,	4/31 at 100.00	A+	3,946,016
	4.000%, 10/01/48
2,360	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	2,904,830
	Improvement Series 2019A-1, 5.000%, 10/01/44
2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	2,353,180
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	120,613
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond	9/24 at 100.00	AA–	5,197,550
	Series 2014B, 5.000%, 9/01/43
10,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	11,988,216
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
5,770	5.000%, 8/15/42	8/27 at 100.00	A1	6,989,720
6,040	5.000%, 8/15/47	8/27 at 100.00	A1	7,297,468
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	3/24 at 100.00	BBB+	764,276
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,634,055
	Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,	9/22 at 100.00	A+	725,977
	Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29
2,405	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	2,668,372
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
1,000	5.000%, 7/01/40	7/30 at 100.00	A–	1,248,640
1,845	4.000%, 7/01/45	7/30 at 100.00	A–	2,096,806
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	15,075,767
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	75,757
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (8)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/21 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (7)
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	290,824
	Series 2015-1, 0.000%, 5/01/40 (8)
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	140,020
	Series 2015-2, 0.000%, 5/01/40 (8)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/21 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (7)
750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A2	858,645
	Aeronautical University, Series 2020A, 4.000%, 10/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	$ 7,229,941
	University Inc. Project, Series 2015, 5.000%, 6/01/45
288,500	Total Florida			322,761,542
	Georgia – 2.2% (1.5% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A	2,082,917
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA–	5,749,550
	5.000%, 11/01/32
8,875	Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp	7/31 at 100.00	A1	10,197,197
	County Hospital Project, Series 2021, 4.000%, 7/01/46
1,040	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System	No Opt. Call	Baa2	1,159,153
	Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
2,000	5.000%, 4/01/47	4/27 at 100.00	A	2,362,900
13,710	4.000%, 4/01/50	4/30 at 100.00	A	15,493,123
3,180	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	3,800,386
	2019A, 5.000%, 1/01/63
2,935	Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/51 (WI/DD, Settling 11/04/21)	7/31 at 100.00	AA	3,447,627
	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,460	5.000%, 5/15/43	5/29 at 100.00	A3	1,739,867
5,000	5.000%, 5/15/49	No Opt. Call	A3	7,229,500
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third	7/26 at 100.00	AA–	3,868,372
	Indenture, Series 2015B, 5.000%, 7/01/41
10,260	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	11,577,692
	Series 2015A, 5.000%, 7/01/60
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	5,923,450
	Refunding Series 2016A, 5.000%, 10/01/46
3,040	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/31 at 100.00	Baa1	3,477,973
	Series 2021, 4.000%, 10/01/50
5,370	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	6,173,621
	Project, Series 2019A, 4.000%, 7/01/44
71,955	Total Georgia			84,283,328

	Guam – 0.7% (0.5% of Total Investments)
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	BB	2,259,420
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,265	5.000%, 1/01/31 (Pre-refunded 1/01/22)	1/22 at 100.00	BB (4)	1,274,842
1,000	5.250%, 1/01/36	1/22 at 100.00	BB	1,008,190
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
60	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	65,018
65	6.375%, 10/01/43 (Pre-refunded 10/01/23) (AMT)	10/23 at 100.00	Baa2 (4)	72,322
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,875	5.250%, 6/01/32	11/21 at 100.00	N/R	1,875,769
2,915	5.625%, 6/01/47	11/21 at 100.00	N/R	2,916,020
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	Baa2	1,402,583
	Refunding Series 2014A, 5.000%, 7/01/35
3,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	3,523,422
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	Baa2	284,161
1,240	5.000%, 1/01/46	7/26 at 100.00	Baa2	1,385,254

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$ 1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	Baa2	$ 1,205,620
	2020A, 5.000%, 1/01/50
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,090,990
2,000	5.000%, 12/01/33	12/26 at 100.00	BB	2,317,100
2,260	5.000%, 12/01/34	12/26 at 100.00	BB	2,613,825
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,337,526
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	Baa2	599,602
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	Baa2	415,943
1,250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	BBB	1,296,875
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	BBB	658,200
575	5.000%, 10/01/44	10/24 at 100.00	BBB	628,147
25,940	Total Guam			28,230,829
	Hawaii – 1.4% (0.9% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	14,003,080
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	3/27 at 100.00	Baa1	6,606,960
	Electric Company, Inc. and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT)
11,205	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	12,770,451
10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	12,033,500
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	Aa2	5,716,300
45,205	Total Hawaii			51,130,291
	Idaho – 0.6% (0.4% of Total Investments)
5,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	12/27 at 100.00	AA–	6,046,350
	Series 2017A, 5.000%, 12/01/47
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	6/27 at 100.00	AA–	13,413,617
	Series 2017ID, 5.000%, 12/01/46
1,700	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,957,261
	Refunding Series 2016, 5.000%, 9/01/29
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights
	Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	A3	1,196,961
310	5.000%, 9/01/32	9/22 at 100.00	A3	321,427
19,370	Total Idaho			22,935,616
	Illinois – 14.6% (9.4% of Total Investments)
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,055	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	1,061,119
1,945	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	1,956,087
6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	7,221,540
	Series 2016, 6.000%, 4/01/46
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	Ba3	1,474,513
	Series 2011A, 5.000%, 12/01/41
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	11,075,858
	Series 2016A, 7.000%, 12/01/44
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,919,720
	Series 2016B, 6.500%, 12/01/46
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	14,478,609
	Series 2017A, 7.000%, 12/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
$ 10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	BB	$ 9,846,259
7,140	0.010%, 12/01/25 – FGIC Insured	No Opt. Call	BB	6,809,775
4,325	0.010%, 12/01/29 – FGIC Insured	No Opt. Call	BB	3,727,199
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	BB	3,439,709
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	BB	14,994,300
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	BB	9,846,900
8,845	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB	10,186,963
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A2 (4)	7,932,469
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,
	Refunding Senior Lien Series 2018A:
5,450	5.000%, 1/01/48 (AMT)	1/29 at 100.00	A	6,476,998
10,285	5.000%, 1/01/53 (AMT)	1/29 at 100.00	A	12,197,290
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/25 at 100.00	A	2,514,422
	Lien Series 2015C, 5.000%, 1/01/46 (AMT)
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior
	Lien Series 2017D:
11,250	5.000%, 1/01/42 (AMT)	1/27 at 100.00	A	13,158,787
3,000	5.000%, 1/01/47 (AMT)	1/27 at 100.00	A	3,510,390
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	3,208,507
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB–	19,499,000
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	14,179,754
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000	5.000%, 1/01/40	1/29 at 100.00	BBB–	4,727,320
7,445	5.500%, 1/01/49	1/29 at 100.00	BBB–	8,943,604
15,570	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System,	No Opt. Call	BBB–	16,065,126
	Series 1999, 5.500%, 1/01/23 – FGIC Insured
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	6,329,926
6,375	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A,	No Opt. Call	Baa2	7,722,611
	5.500%, 1/01/30 – NPFG Insured
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 ý	No Opt. Call	Baa2	1,799,520
	AMBAC Insured
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,191,830
	City Colleges, Series 2017, 5.000%, 12/01/47
3,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/31	11/26 at 100.00	A2	3,547,020
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
500	5.000%, 11/15/34	11/26 at 100.00	A2	589,535
4,550	5.000%, 11/15/35	11/26 at 100.00	A2	5,360,219
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002.RMKT:
5,000	4.450%, 11/01/36	11/25 at 102.00	A2	5,752,350
815	4.500%, 11/01/36	11/24 at 100.00	A	900,697
2,785	5.500%, 11/01/36	11/23 at 100.00	A	3,062,275
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	461,426
	Belmont School Project, Series 2015A, 6.000%, 12/01/45, 144A
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding
	Series 2015:
1,930	5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	N/R	2,224,788
12,025	5.000%, 5/01/45 (Pre-refunded 5/01/25) (UB)	5/25 at 100.00	Aa3 (4)	13,906,912

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016,	3/26 at 100.00	AA–	$ 2,211,580
	4.000%, 3/01/38
2,500	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	2/27 at 100.00	Aa2	2,995,800
	Series 2016C, 5.000%, 2/15/33
3,000	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A,	8/31 at 100.00	BBB+	3,350,730
	4.000%, 8/01/51
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%,	9/22 at 100.00	AA+ (4)	5,183,752
	9/01/32 (Pre-refunded 9/01/22)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	5,366,598
6,000	5.000%, 9/01/42 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	6,778,860
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	12,372,653
	5.000%, 11/15/45
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	439,680
390	6.000%, 7/01/43	7/23 at 100.00	A–	415,701
4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	A+	4,831,485
	Group, Series 2015B, 5.000%, 11/15/39
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	642,365
3,745	5.000%, 8/15/44	8/25 at 100.00	A3	4,282,295
7,850	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Fixed Period Series	8/31 at 100.00	AA–	8,260,241
	2021A, 3.000%, 8/15/48
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A:
330	5.000%, 10/01/46	10/25 at 100.00	AA–	379,998
2,670	5.000%, 10/01/46 (Pre-refunded 10/01/25)	10/25 at 100.00	N/R (4)	3,129,374
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series	11/21 at 100.00	Aa3	2,003,920
	2001, 5.950%, 2/20/36
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	2,002,898
	5.250%, 6/15/32 – AGM Insured
450	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/39	12/27 at 100.00	BBB–	521,397
	Illinois State, General Obligation Bonds, February Series 2014:
5,705	5.250%, 2/01/33	2/24 at 100.00	BBB–	6,254,392
5,815	5.250%, 2/01/34	2/24 at 100.00	BBB–	6,372,251
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	2,172,160
	Illinois State, General Obligation Bonds, January Series 2016:
3,500	5.000%, 1/01/29	1/26 at 100.00	BBB–	4,057,095
8,250	5.000%, 1/01/32	1/26 at 100.00	BBB–	9,519,428
4,200	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/27	6/26 at 100.00	BBB–	4,888,800
1,025	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB–	1,038,961
	Illinois State, General Obligation Bonds, May Series 2020:
1,635	5.500%, 5/01/30	No Opt. Call	BBB–	2,091,884
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	6,585,998
3,000	5.750%, 5/01/45	5/30 at 100.00	BBB–	3,727,080
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	BBB–	1,735,395
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	4,161,386
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	2,454,634
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,685,000
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB–	1,634,927
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	1,468,349
	5.000%, 1/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	$ 5,357,719
	5.000%, 1/01/40
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	5,132,093
	5.000%, 1/01/40
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A:
1,600	5.000%, 1/01/41	1/31 at 100.00	A1	2,019,840
10,000	5.000%, 1/01/45	1/31 at 100.00	A1	12,503,500
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust
	2015-XF0052:
1,875	17.670%, 1/01/38, 144A (IF)	1/23 at 100.00	A1	2,269,406
1,815	17.687%, 1/01/38, 144A (IF)	1/23 at 100.00	A1	2,197,185
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	1,999,400
	Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured
2,500	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	2,770,425
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/40 – AGM Insured
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General	No Opt. Call	Aa2	8,921,790
	Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	2,118,142
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	1,140,420
	Bonds, Series 2015A, 5.500%, 6/15/53
4,780	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	5,524,485
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
6,015	0.000%, 12/15/21 – NPFG Insured (ETM)	No Opt. Call	BB+ (4)	6,012,654
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	12,157,145
23,575	0.010%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	23,161,494
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	10,441,406
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
155	0.000%, 12/15/23 (ETM)	No Opt. Call	N/R (4)	153,183
6,610	0.000%, 12/15/23	No Opt. Call	Baa2	6,494,061
5,000	0.010%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	3,668,150
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	782,672
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	2,234,981
1,890	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	2,223,509
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
2,130	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021,	4/31 at 100.00	Ba2	2,480,598
	4.000%, 10/01/40 – BAM Insured
3,500	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	3,679,375
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	2,375,505
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,562,750
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	3,971,130
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	Baa1	1,724,175
9,625	6.250%, 10/01/38	10/23 at 100.00	Baa1	10,565,074
2,845	6.000%, 10/01/42	10/23 at 100.00	Baa1	3,104,492
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,885,285
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
516,515	Total Illinois			548,950,438

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 1.6% (1.0% of Total Investments)
$ 6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	$ 6,141,746
	Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured
1,480	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	1,598,844
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	1,570,892
	Project, Refunding Series 2012B, 5.000%, 2/01/28
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	3,067,412
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,428,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	8,531,090
	Group, Refunding 2015A, 5.000%, 12/01/40
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
3,015	5.000%, 7/01/44 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	3,240,522
1,420	5.000%, 7/01/48 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	1,526,216
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+ (4)	1,612,200
	Project, Series 2013B, 5.000%, 7/01/40 (Pre-refunded 7/01/23) (AMT)
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	6,050,329
	First Lien Green Series 2016A, 5.000%, 10/01/41
1,650	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/31 at 100.00	A1	1,973,416
	Refunding First Lien Series 2021-1, 4.000%, 10/01/38
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	4,621,770
	Series 2012A, 4.000%, 10/01/42
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	5,175,625
	2016A, 5.000%, 1/01/42
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	4,459,813
	2013, 7.000%, 1/01/44 (AMT)
55,120	Total Indiana			60,998,575
	Iowa – 0.2% (0.1% of Total Investments)
850	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement	9/28 at 102.00	N/R	908,097
	Community Project, Refunding Series 2021, 5.000%, 9/01/41
1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	8/22 at 100.00	Ba2	1,537,312
	Project, Series 2012, 4.750%, 8/01/42
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	1,438,863
	Company Project, Series 2013, 5.250%, 12/01/25
1,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,165,498
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
5,290	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	898,348
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
790	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Class 1	6/31 at 100.00	BBB+	878,283
	Series 2021A-2, 4.000%, 6/01/49
11,760	Total Iowa			7,826,401
	Kansas – 0.1% (0.1% of Total Investments)
3,965	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	4,739,761
	5.000%, 7/01/48
340	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	11/21 at 100.00	BBB	340,116
	Park Mall Project, Series 2010, 5.900%, 4/01/32
4,305	Total Kansas			5,079,877

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.6% (0.4% of Total Investments)
$ 2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	$ 3,046,598
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
4,790	0.000%, 7/01/43 (8)	7/31 at 100.00	Baa2	5,868,708
3,655	0.000%, 7/01/46 (8)	7/31 at 100.00	Baa2	4,487,426
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
8,360	5.750%, 7/01/49 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	9,125,860
585	6.000%, 7/01/53 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	640,710
20,120	Total Kentucky			23,169,302
	Louisiana – 3.1% (2.0% of Total Investments)
4,405	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	4,619,171
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B,	2/25 at 100.00	AA– (4)	3,060,912
	5.000%, 2/01/39 (Pre-refunded 2/01/25)
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	3,813,874
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
1,500	4.000%, 4/01/40	4/27 at 100.00	AA+	1,694,550
4,685	4.000%, 4/01/43	4/27 at 100.00	AA+	5,267,626
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (4)	5,749,588
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	5.000%, 2/01/44 (Pre-refunded 2/01/24)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
5,000	5.000%, 5/15/42	5/27 at 100.00	A3	5,880,850
1,090	5.000%, 5/15/46	5/27 at 100.00	A3	1,280,924
11,700	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	13,320,333
	Project, Series 2020A, 4.000%, 5/15/49
7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	7,879,416
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
1,265	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette	11/25 at 100.00	N/R (4)	1,489,310
	General Medical Center Project, Series 2016A, 5.000%, 11/01/45 (Pre-refunded 11/01/25)
3,570	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	4,057,555
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
1,830	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	2,026,286
	Refunding Series 2016, 4.000%, 5/15/35
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	353,691
	2013A, 5.000%, 7/01/36
14,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A,	5/25 at 100.00	AA–	15,222,760
	4.000%, 5/01/41
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2015B:
6,235	5.000%, 1/01/40 (AMT)	1/25 at 100.00	A–	6,995,670
6,895	5.000%, 1/01/45 (AMT)	1/25 at 100.00	A–	7,708,748
7,800	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	9,144,096
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%,	12/22 at 100.00	A2	1,048,980
	12/01/28 – AGM Insured
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	5,979,588
	6/01/44 (Pre-refunded 6/01/24)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A– (4)	$ 1,367,592
	(Pre-refunded 12/01/24)
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	495,098
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	6,526,039
	5.000%, 12/01/40
102,435	Total Louisiana			114,982,657
	Maine – 0.5% (0.3% of Total Investments)
2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1 (4)	2,992,255
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33 (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	Ba1	4,169,110
2,800	4.000%, 7/01/46	7/26 at 100.00	Ba1	3,037,216
3,245	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,902,599
	Issue, Series 2018A, 5.000%, 7/01/43
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College,	7/23 at 100.00	A+	2,137,840
	Series 2013, 5.000%, 7/01/43
800	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2021A,	7/31 at 100.00	A1	924,624
	4.000%, 7/01/50 – AGM Insured
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	7/24 at 100.00	A–	1,435,821
1,020	5.000%, 7/01/34	7/24 at 100.00	A–	1,134,444
17,750	Total Maine			19,733,909
	Maryland – 11.5% (7.4% of Total Investments)
1,870	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	11/21 at 101.00	AA+	1,881,164
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General	10/29 at 100.00	Aa1	1,260,860
	Improvement, Series 2019, 5.000%, 10/01/44
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,286,856
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,000	3.625%, 1/01/37	1/26 at 100.00	A	1,087,140
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,542,122
2,500	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020, 4.000%, 1/01/50	1/27 at 103.00	A	2,840,875
635	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020,	1/27 at 103.00	A	723,964
	4.000%, 1/01/50
9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	9,720,719
	5.000%, 9/01/42
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	AA– (4)	2,730,034
	5.000%, 7/01/38 (Pre-refunded 1/01/24)
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA–	1,236,110
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,472,220
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2014C,	1/25 at 100.00	AA–	5,642,500
	5.000%, 7/01/44
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A:
2,000	5.000%, 7/01/46	1/27 at 100.00	AA–	2,393,380
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,393,380
	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A:
175	5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA–	180,392
1,620	5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	1,754,201

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 2,340	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	8/21 at 100.00	AA (4)	$ 2,709,673
	7/01/28 – FGIC Insured (ETM)
3,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	AA–	3,501,900
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	A+	2,821,250
	5.000%, 7/01/44
6,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%,	1/27 at 100.00	AA–	7,194,660
	7/01/41 (UB)
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,566,609
	2017A, 5.500%, 6/01/43
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	573,410
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	462,447
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,397,559
240	5.000%, 9/01/38	9/27 at 100.00	N/R	269,172
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	2,078,986
250	5.125%, 6/01/43	6/26 at 100.00	N/R	272,013
2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/29 at 100.00	N/R	2,062,200
	2019A, 3.625%, 6/01/46, 144A
350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/23 at 100.00	N/R	352,744
	2019B, 3.875%, 6/01/46, 144A
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing
	Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	N/R	512,033
739	5.000%, 7/01/36	1/29 at 100.00	N/R	864,164
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc., Series 2017A:
3,000	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	3,339,000
1,750	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,919,172
414	Frederick County, Maryland, Special Obligation Bonds, Lake Linganore Village Community	11/21 at 100.00	AA	415,726
	Development Series 2001A, 5.700%, 7/01/29 – RAAI Insured
	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Refunding Series 2020A:
1,020	4.000%, 7/01/38	7/30 at 100.00	A–	1,186,005
500	4.000%, 7/01/39	7/30 at 100.00	A–	580,025
370	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds,	7/29 at 100.00	N/R	388,086
	Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39
120	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds,	7/30 at 102.00	N/R	140,861
	Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	3,316,140
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,591,950
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,671,117
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	1,997,212
	Series 2016, 4.000%, 6/01/46
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,116,640
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,199,050

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	$ 1,147,710
	Apartments, Series 2017, 5.000%, 12/01/42
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,341,987
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,802,648
	Series 2017, 5.000%, 4/01/36
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,490,759
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,573,500
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,630,584
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	890,078
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,239,601
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,713,488
1,220	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	Aa2	1,234,579
	Development, Housing Revenue Bonds, Series 2000A, 2.800%, 7/01/45
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	Aa2	1,243,421
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	Aa2	719,576
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
700	Maryland Community Development Administration Department of Housing and Community	1/30 at 100.00	Aa2	685,426
	Development, Housing Revenue Bonds, Series 2020E, 2.350%, 7/01/45
2,080	Maryland Community Development Administration Department of Housing and Community	3/26 at 100.00	AA	2,148,432
	Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36
	Maryland Community Development Administration Department of Housing and Community
	Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	AA	3,107,220
890	3.750%, 3/01/39	3/24 at 100.00	Aa1	919,913
1,500	Maryland Community Development Administration Department of Housing and Community	9/25 at 100.00	AA	1,569,210
	Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35
680	Maryland Community Development Administration Department of Housing and Community	3/28 at 100.00	AA	722,493
	Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39
925	Maryland Community Development Administration Department of Housing and Community	9/28 at 100.00	AA	984,468
	Development, Residential Revenue Bonds, Series 2019B, 3.350%, 9/01/42
1,445	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	AA	1,500,343
	Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	9/29 at 100.00	AA	1,919,280
	Development, Residential Revenue Bonds, Series 2020D, 2.100%, 9/01/40
2,570	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	AA	2,415,749
	Development, Residential Revenue Bonds, Series 2021A, 2.000%, 9/01/43
2,000	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	Aa2	2,114,900
	Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	1,055,890
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
1,150	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/30 at 100.00	Aa2	1,349,629
	Senior Obligation Series 2020A-1, 4.000%, 6/01/40
720	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/29 at 100.00	Aa3	819,691
	Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	708,408
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
$ 1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	$ 1,209,540
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,356,593
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	4,030,522
1,500	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO	7/29 at 100.00	BBB	1,701,570
	Airport Real Estate Group, Series 2019, 4.000%, 7/01/44 (AMT)
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BB–	1,137,375
1,080	4.000%, 6/01/58	6/28 at 100.00	BB–	950,216
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BB	3,980,721
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
5,810	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	11/21 at 100.00	BB–	5,869,959
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple
	Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (AMT)	9/26 at 100.00	B–	2,369,240
1,000	5.000%, 9/30/31 (AMT)	9/26 at 100.00	B–	1,170,620
5,825	5.000%, 3/31/46 (AMT)	9/26 at 100.00	B–	6,778,086
2,200	5.000%, 3/31/51 (AMT)	9/26 at 100.00	B–	2,555,564
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	11/21 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 2.500%, 12/01/31 (7)
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BB+	1,225,279
470	5.000%, 7/01/37	11/21 at 100.00	BB+	470,874
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
585	4.375%, 7/01/36	1/27 at 100.00	N/R	644,366
355	4.500%, 7/01/44	1/27 at 100.00	N/R	390,993
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	526,985
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	522,015
1,510	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	7/22 at 100.00	BBB–	1,540,306
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BB+	536,783
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,110	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	11/21 at 100.00	A2	1,111,798
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	A2	1,016,899
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	A2	278,676
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	A2	2,782,777
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	A2	901,033
865	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Stevenson	6/31 at 100.00	BBB–	983,566
	University, Series 2021A, 4.000%, 6/01/41
360	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/27 at 100.00	A	431,215
	of Maryland Medical Systems, Series 2020B-2, 5.000%, 7/01/45 (Mandatory Put 7/01/27)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue
	Bonds, Meritus Medical Center, Series 2015:
$ 990	4.000%, 7/01/32	7/25 at 100.00	BBB+	$ 1,078,823
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB+	2,716,333
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB+	1,940,030
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	11/21 at 100.00	N/R	1,311,596
1,000	5.000%, 7/01/34 – AMBAC Insured	11/21 at 100.00	N/R	1,008,920
330	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	11/21 at 100.00	N/R	332,944
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	283,803
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,414,836
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	104,470
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,677,099
600	4.000%, 7/01/42	7/26 at 100.00	BBB+	650,760
1,540	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/32 at 100.00	Baa3	1,957,432
	Healthcare Inc., Series 2021, 5.000%, 1/01/36
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist
	Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,363,406
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	378,645
4,020	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	4,758,072
	Healthcare, Series 2016A, 5.500%, 1/01/46
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel	7/22 at 100.00	A3	1,396,571
	Health System Issue, Series 2012, 5.000%, 7/01/24
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	A3 (4)	2,156,920
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38 (Pre-refunded 7/01/23)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll
	Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	1,025,250
1,775	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	1,831,587
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A–	2,462,492
4,090	5.000%, 1/01/45	7/26 at 100.00	A–	4,681,414
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick
	Health System Issue; Series 2020:
1,000	3.250%, 7/01/39	7/30 at 100.00	Baa1	1,084,010
100	4.000%, 7/01/40	7/30 at 100.00	Baa1	116,208
280	4.000%, 7/01/45	7/30 at 100.00	Baa1	321,062
1,240	4.000%, 7/01/50	7/30 at 100.00	Baa1	1,409,781
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/22 at 100.00	Baa1 (4)	4,447,190
	Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32 (Pre-refunded 7/01/22)
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher	7/22 at 100.00	BBB+	719,418
	College, Series 2012A, 5.000%, 7/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,279,696
1,200	5.000%, 7/01/44	7/27 at 100.00	BBB+	1,381,236

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street
	Academy, Series 2017A:
$ 265	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	$ 289,642
500	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	541,105
2,405	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	8/21 at 100.00	N/R (4)	2,753,797
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	AA–	2,731,000
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30 (Pre-refunded 7/01/22)	7/22 at 100.00	AA (4)	1,181,892
1,050	5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	AA (4)	1,083,831
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA	535,325
4,375	4.250%, 7/01/41	7/23 at 100.00	AA	4,608,931
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	2,331,600
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,188,480
2,500	4.000%, 7/01/42	7/27 at 100.00	A+	2,782,550
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	1,179,060
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	A+ (4)	1,687,635
1,125	5.000%, 7/01/40 (Pre-refunded 7/01/25)	7/25 at 100.00	A+ (4)	1,306,474
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,227,072
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/22 at 100.00	A (4)	1,305,338
	University Maryland, Series 2012A, 5.000%, 10/01/39 (Pre-refunded 10/01/22)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,078,840
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,393,737
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/29 at 100.00	A	1,486,316
	University Maryland, Series 2019A, 5.000%, 10/01/49
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,535,280
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,065,400
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	199,812
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,704,525
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	600,448
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,131,780
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,836,500
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	7,208,280
	Health Issue, Series 2017A, 5.000%, 5/15/42
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/22 at 100.00	BBB+	2,930,541
	Medical Cente, Series 2011, 5.000%, 7/01/31

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
$ 2,790	5.000%, 7/01/39 (Pre-refunded 7/01/24)	7/24 at 100.00	A3 (4)	$ 3,132,221
5,500	5.000%, 7/01/45 (Pre-refunded 7/01/24)	7/24 at 100.00	A3 (4)	6,174,630
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity
	Health Credit Group, Series 2017MD:
1,000	5.000%, 12/01/46	6/27 at 100.00	AA–	1,204,880
3,260	5.000%, 12/01/46 (UB) (5)	6/27 at 100.00	AA–	3,927,909
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University
	of Maryland Medical System Issue, Series 2013A:
4,665	4.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A (4)	4,784,377
11,500	5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	A (4)	11,870,530
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A	1,138,550
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A	6,574,315
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	2,238,540
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	4/30 at 100.00	A	2,859,575
	of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/50
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	N/R (4)	13,816,162
	Maryland Health, Series 2014, 5.250%, 7/01/34 (Pre-refunded 7/01/24)
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA–	5,178,892
3,650	5.000%, 5/01/35 (Pre-refunded 5/01/26)	5/26 at 100.00	AA– (4)	4,365,181
5,100	5.000%, 5/01/46 (Pre-refunded 5/01/26) (UB) (5)	5/26 at 100.00	AA– (4)	6,099,294
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/35	5/28 at 100.00	AA–	2,444,020
2,000	5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA–	2,438,160
6,250	5.000%, 5/01/42 (UB) (5)	5/28 at 100.00	AA–	7,579,437
1,500	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds,	6/29 at 100.00	A–	1,858,830
	Baltimore/Washington International Thurgood Marshall Airport Project, Series 2019, 5.000%,
	6/01/32 (AMT)
3,000	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/30 at 100.00	AA–	3,535,020
	Series 2020, 4.000%, 7/01/39
1,095	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/31 at 100.00	Aa2	1,402,060
	Series 2021A, 5.000%, 7/01/51
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,564,605
	Development Bonds, Series 2014A, 3.875%, 7/01/39
180	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage	7/26 at 100.00	Aa2	190,521
	Revenue Bonds, Series 2017A, 3.650%, 7/01/37
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding	12/21 at 100.00	AA– (4)	8,031,280
	Series 2011MD, 5.000%, 12/01/40 (Pre-refunded 12/01/21)
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,544,440
2,000	5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA–	2,300,100
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees	7/22 at 100.00	A+ (4)	644,925
	and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/29 (Pre-refunded 7/01/22)
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	353,440
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	5,542,920
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement
	Bonds, Series 2014A:
$ 3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	$ 3,285,660
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,285,630
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	1,120,119
	Community Inc., Series 2017, 5.250%, 4/01/37
5,147	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project,	11/21 at 100.00	N/R	5,187,610
	Series 2005, 5.200%, 7/01/34
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,450,709
2,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	2,452,274
2,099	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	11/21 at 100.00	N/R	2,109,327
	Series 2005, 5.250%, 7/01/35
1,340	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,453,029
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	866,160
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside
	King Farm Project, Series 2017A-1:
1,070	5.000%, 11/01/28	11/24 at 103.00	B–	1,174,935
1,000	5.000%, 11/01/37	11/24 at 103.00	B–	1,082,540
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	B–	538,715
1,000	5.000%, 11/01/47	11/24 at 103.00	B–	1,074,130
	Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
1,000	5.000%, 1/01/29	No Opt. Call	BBB+	1,243,010
500	5.000%, 1/01/32	1/29 at 100.00	BBB+	611,965
2,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties,	6/26 at 100.00	AAA	2,375,720
	Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016,
	5.000%, 6/01/35
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	No Opt. Call	AAA	2,907,700
	General Obligation Bonds, Consolidated Public Improvement, Series 2017, 5.000%, 6/15/25
2,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	6/28 at 100.00	AAA	2,919,175
	General Obligation Bonds, Consolidated Public Improvement, Series 2018, 4.000%, 6/01/39
391,204	Total Maryland			432,496,692

	Massachusetts – 1.0% (0.6% of Total Investments)
7,860	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series	7/31 at 100.00	Aa3	9,241,081
	2021A-1, 4.000%, 7/01/51
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	11/21 at 100.00	N/R	292,500
	Project, Series 2007A, 0.000%, 10/15/37 (7)
815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	11/21 at 100.00	N/R	366,750
	Project, Series 2010, 0.000%, 10/15/37 (7)
	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A:
275	5.000%, 6/01/39	6/29 at 100.00	BBB	334,045
270	4.000%, 6/01/49	6/29 at 100.00	BBB	300,753
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	929,981
	Green Bonds, Series 2015D, 5.000%, 7/01/44
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	4,161,535
	2016BB-1, 5.000%, 10/01/46

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
$ 930	17.874%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	AA–	$ 1,234,873
505	17.979%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	AA–	670,751
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	3,429,088
	4.500%, 1/01/45
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,298,836
	2013A, 5.125%, 1/01/25
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,485,610
	5.000%, 11/01/43
1,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	1,646,220
	Series 2016I, 4.000%, 7/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,282,858
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,426,061
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	6,364,610
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A2	1,085,810
	Series 1997A, 0.010%, 1/01/24 – NPFG Insured
33,305	Total Massachusetts			36,551,362
	Michigan – 3.1% (2.0% of Total Investments)
3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (4)	3,654,766
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
1,000	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	1,115,020
	AGM Insured
6,910	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation	5/30 at 100.00	AA	8,044,968
	Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/47
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of
	Wayne, Second Lien Refunding Series 2020:
11,000	4.000%, 11/01/50	11/30 at 100.00	Aa3	12,635,920
5,375	4.000%, 11/01/55	11/30 at 100.00	Aa3	6,183,615
10,005	4.000%, 11/01/55	11/30 at 100.00	Aa3	11,404,699
5,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding	8/29 at 100.00	A1	5,763,250
	Series 2019A, 4.000%, 2/15/44
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A	1,564,470
	2012, 5.000%, 11/15/42
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	450,328
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit	7/24 at 100.00	A1	3,003,170
	Water & Sewerage Department Water Supply System Local Project, Series 2014C-3,
	5.000%, 7/01/32 – AGM Insured
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,111,630
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
1,405	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	1,605,732
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015MI:
2,500	5.000%, 12/01/31 (Pre-refunded 6/01/22)	6/22 at 100.00	AA– (4)	2,570,100
3,670	5.000%, 12/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	AA– (4)	3,772,907
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	2,088,020
	5.000%, 10/01/31 (Pre-refunded 10/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 4,435	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB+	$ 5,532,263
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	5,630,550
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	AA–	11,615,800
	2015-I, 5.000%, 4/15/34
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (4)	5,344,924
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
10,000	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program, Series 2021A,	11/31 at 100.00	Aa2	11,797,700
	4.000%, 11/15/44
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A–	3,151,050
	County Airport, Series 2012A, 5.000%, 12/01/37
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A–	1,537,318
1,200	5.000%, 12/01/45	12/25 at 100.00	A–	1,390,728
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2017B:
1,350	5.000%, 12/01/42 (AMT)	12/27 at 100.00	A–	1,616,112
3,140	5.000%, 12/01/47 (AMT)	12/27 at 100.00	A–	3,756,633
1,120	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/36	11/25 at 100.00	A+	1,296,579
103,765	Total Michigan			117,638,252
	Minnesota – 1.6% (1.0% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	328,684
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
2,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General	2/27 at 100.00	AAA	2,245,300
	Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42
150	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin	1/30 at 100.00	A1	160,294
	Cities Transmission Project, Refunding Series 2021, 3.000%, 1/01/38 – AGM Insured (WI/DD,
	Settling 11/10/21)
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	521,090
	Series 2016A, 4.000%, 7/01/37
5,625	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	6,601,781
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
3,010	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,367,889
	School Building Series 2018A, 4.000%, 2/01/42
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019B:
1,235	5.000%, 1/01/37 (AMT)	7/29 at 100.00	A	1,514,727
3,500	5.000%, 1/01/44 (AMT)	7/29 at 100.00	A	4,233,495
2,500	5.000%, 1/01/49 (AMT)	7/29 at 100.00	A	2,998,800
2,295	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	A+	2,719,759
	Senior Lien Series 2016C, 5.000%, 1/01/46
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A	555,615
450	5.000%, 1/01/35 (AMT)	1/27 at 100.00	A	530,770
580	5.000%, 1/01/37 (AMT)	1/27 at 100.00	A	681,442
750	5.000%, 1/01/41 (AMT)	1/27 at 100.00	A	877,080
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,
	Refunding Series 2017:
1,460	4.000%, 3/01/41	3/27 at 100.00	Aa2	1,631,944
1,700	4.000%, 3/01/47	3/27 at 100.00	Aa2	1,900,464

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	$ 2,403,571
	Refunding Series 2017, 4.000%, 3/01/48
270	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	Aa2	292,202
	Series 2021A, 3.000%, 8/01/36
770	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	Aa2	838,291
	Series 2021B, 3.000%, 8/01/36
910	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,034,270
	4.000%, 11/15/48
1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/24 at 100.00	BBB–	1,649,778
	Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	2,517,096
5,000	5.750%, 9/01/46	9/26 at 100.00	BB+	5,681,200
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care
	Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	514,460
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,024,090
2,245	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/27 at 100.00	A3	2,678,532
	Fairview Health Services, Series 2017A, 5.000%, 11/15/47
750	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R (4)	880,980
	HealthEast Inc., Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)
2,000	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	2,131,060
	Refunding Series 2019, 5.000%, 8/01/54
3,855	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	4,370,645
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41
2,000	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	1/24 at 100.00	Aa3 (4)	2,203,920
	2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)
51,710	Total Minnesota			59,089,229
	Mississippi – 0.7% (0.5% of Total Investments)
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2016A:
7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	8,766,600
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	17,921,410
23,000	Total Mississippi			26,688,010
	Missouri – 4.2% (2.7% of Total Investments)
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	1,155,210
	2016, 5.000%, 8/01/28
2,010	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	2,001,980
	Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	548,330
	4.000%, 11/01/33
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
3,425	5.000%, 3/01/35 (AMT)	3/29 at 100.00	A–	4,185,282
6,600	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A–	7,877,166
7,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A–	8,298,220
4,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/30 at 100.00	A2	4,790,280
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A,
	5.000%, 3/01/57 – AGM Insured (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	$ 413,892
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A2	6,561,450
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A2	4,575,850
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A2	4,457,900
4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	5,172,192
	4.000%, 1/01/42
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	6/27 at 102.00	A	1,058,580
	Electric Company Project, Series 1998C, 2.750%, 9/01/33
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,171,370
	Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/34
4,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	4,572,480
	Saint Luke’s Health System, Inc., Series 2020, 4.000%, 11/15/50
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	3,259,194
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	1,366,344
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,131,275
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	12,005,590
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
5,000	5.000%, 11/15/42	11/27 at 100.00	A+	5,956,550
10,000	4.000%, 11/15/47	11/27 at 100.00	A+	11,163,300
3,000	5.000%, 11/15/47	11/27 at 100.00	A+	3,562,260
8,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	9,981,213
	Mercy Health, Series 2020, 4.000%, 6/01/53
2,125	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/29 at 100.00	A1	2,394,578
	Mosaic Health System, Series 2019A, 4.000%, 2/15/54
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	SSM Health Care, Series 2018A:
2,000	4.000%, 6/01/48	6/28 at 100.00	A+	2,237,940
3,500	5.000%, 6/01/48	6/28 at 100.00	A+	4,175,885
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy
	Hospital, Series 2017A:
1,250	4.000%, 5/15/42	5/25 at 102.00	A+	1,374,700
16,750	4.000%, 5/15/48	5/25 at 102.00	A+	18,377,597
7,925	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	8,792,550
	Services Projects, Series 2016A, 5.000%, 2/01/46
3,370	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	3,738,914
	Services Projects, Series 2016B, 5.000%, 2/01/46
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville	6/22 at 100.00	Baa2	404,628
	University of St. Louis Project, Series 2015, 3.500%, 6/15/30
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis
	University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	A1	809,136
3,510	5.000%, 10/01/42	4/27 at 100.00	A1	4,151,207
2,000	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	2,370,640
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds,	11/21 at 100.00	N/R	$ 1,001,310
	Series 2006, 5.000%, 1/01/37
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/21 at 100.00	AA+	2,006,320
	Participation, Series 2015, 4.125%, 12/01/38
575	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R (4)	597,925
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)
375	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	399,578
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	1,115,110
	Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport,	7/22 at 100.00	A–	501,667
	Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (AMT)
144,625	Total Missouri			159,715,593
	Montana – 0.2% (0.1% of Total Investments)
2,090	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	2,427,890
	Regional Medical Center, Series 2018B, 5.000%, 7/01/43
3,315	Montana Facility Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,943,856
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
5,405	Total Montana			6,371,746
	Nebraska – 0.3% (0.2% of Total Investments)
2,300	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	2,388,688
	5.000%, 9/01/32
2,045	District Energy Corporation, Nebraska, Facility Revenue Bonds, NSP System Series 2021,	7/31 at 100.00	AA	2,385,799
	4.000%, 7/01/45
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,
	Children’s Hospital Obligated Group, Refunding Series 2020A:
1,450	4.000%, 11/15/39	11/30 at 100.00	A1	1,700,372
1,000	4.000%, 11/15/50	11/30 at 100.00	A1	1,146,650
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A	1,798,631
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,143,130
9,430	Total Nebraska			10,563,270
	Nevada – 0.6% (0.4% of Total Investments)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	AA	10,208,610
5,000	5.000%, 6/01/39	12/24 at 100.00	AA	5,627,250
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA	2,669,030
	5.000%, 6/01/42
	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	AA–	2,709,216
2,000	4.000%, 7/01/47	7/27 at 100.00	AA–	2,246,460
21,000	Total Nevada			23,460,566
	New Hampshire – 0.7% (0.5% of Total Investments)
10,000	National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint	5/31 at 100.00	AA	11,377,200
	Elizabeth Medical Center, Inc., Series 2021A, 4.000%, 5/01/51
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/22 at 100.00	Baa3	3,549,700
	Center, Series 2012, 4.000%, 7/01/32
4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	2/28 at 100.00	A	4,870,080
	Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/35
5,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	7,724,500
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
22,500	Total New Hampshire			27,521,480

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.7% (3.0% of Total Investments)
$ 905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	$ 954,549
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
5,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project	11/29 at 100.00	BBB	6,093,200
	Revenue Bonds, Series 2020A, 5.000%, 11/01/40
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	BBB+	2,159,987
1,865	5.125%, 1/01/39 – AGM Insured (AMT)	1/24 at 100.00	BBB+	2,047,845
1,585	5.125%, 7/01/42 – AGM Insured (AMT)	1/24 at 100.00	BBB+	1,738,586
6,030	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	BBB	7,035,804
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB	2,431,500
	Refunding Series 2016BBB, 5.500%, 6/15/31
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB	8,501,224
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	BBB	3,132,642
	2014UU, 5.000%, 6/15/30
2,550	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	BBB	2,860,896
	Series 2021QQQ, 4.000%, 6/15/50
1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	Ba1	1,484,470
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	9,923,052
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	1,402,713
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	Baa1	2,377,096
3,340	5.000%, 6/15/29	6/26 at 100.00	Baa1	3,920,793
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB	930,280
	Appreciation Series 2010A, 0.000%, 12/15/26
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
21,120	0.010%, 12/15/28 – AMBAC Insured	No Opt. Call	BBB	18,767,866
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	BBB+	8,014,700
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	15,604,600
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB	18,164,250
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB	21,122,400
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	1,568,040
	2009A, 0.000%, 12/15/32
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB (4)	1,029,420
	2012A, 5.000%, 6/15/42 (Pre-refunded 6/15/22)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	BBB	1,948,553
2,840	5.000%, 6/15/45	6/25 at 100.00	BBB	3,202,924
2,800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	3,407,656
	2018A, 5.000%, 12/15/36
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB	754,296
	2019A, 4.000%, 12/15/39
8,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	9,396,415
	2020AA, 4.000%, 6/15/50
2,460	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	2,847,450

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
$ 489	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	A2 (4)	$ 551,772
826	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (5)	7/22 at 100.00	N/R (4)	932,336
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (4)	610,721
	5/01/43 (Pre-refunded 5/01/23)
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	4,758,711
	Series 2020A, 5.000%, 11/01/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
3,215	5.000%, 6/01/36	6/28 at 100.00	A–	3,845,815
1,405	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,634,465
380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	437,429
	Bonds, Series 2018B, 5.000%, 6/01/46
187,725	Total New Jersey			175,594,456
	New Mexico – 0.4% (0.3% of Total Investments)
3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	11/27 at 100.00	Aa3	4,036,822
	Healthcare Services, Series 2017A, 5.000%, 8/01/46
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian
	Healthcare Services, Series 2019A:
1,575	5.000%, 8/01/44	8/29 at 100.00	Aa3	1,951,677
4,760	4.000%, 8/01/48	8/29 at 100.00	Aa3	5,418,927
4,035	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds,	No Opt. Call	A2	4,591,305
	Series 1997, 6.000%, 2/01/27 – AGM Insured
13,740	Total New Mexico			15,998,731
	New York – 9.5% (6.1% of Total Investments)
6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	3,479,322
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	Ba2	546,071
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	3,300,656
	University, Series 2013A, 5.000%, 7/01/44
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island
	Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,837,735
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,617,603
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	713,274
	Center Obligated Group, Series 2017, 5.000%, 12/01/34, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
14,185	5.000%, 2/15/41	2/30 at 100.00	Aa2	17,639,047
5,815	5.000%, 2/15/48	2/30 at 100.00	Aa2	7,152,043
9,420	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	10,896,114
	General Purpose, Series 2020A. Bidding Group 1 thru 5, 4.000%, 3/15/47
7,500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	10,437,225
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,240,689
3,000	5.000%, 9/01/39	9/24 at 100.00	A	3,352,410
860	5.000%, 9/01/44	9/24 at 100.00	A	957,180
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,242,400
	2018, 5.000%, 9/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding	No Opt. Call	AA	$ 7,986,100
	Series 2012A, 0.000%, 11/15/32
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A:
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	BBB+	5,284,900
	2013A, 5.000%, 11/15/38
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
500	0.000%, 10/01/37 (7)	11/21 at 100.00	N/R	400,000
1,000	0.000%, 10/01/46 (7)	11/21 at 100.00	N/R	800,000
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	6,313,000
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,105	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	5,882,594
	General Resolution Revenue Bonds, Fiscal 2021 Series AA-1, 4.000%, 6/15/50
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,343,900
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	Aa1	2,331,780
	Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/27 at 100.00	Aa1	4,469,023
	Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,125,700
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2020 Subseries B-1:
14,405	4.000%, 11/01/41	11/29 at 100.00	Aa1	16,836,852
5,875	4.000%, 11/01/47	11/29 at 100.00	Aa1	6,792,087
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	5,769,500
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/44
3,925	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/31 at 100.00	Aa1	4,546,328
	Subordinate Fiscal 2022 Subseries B-1, 4.000%, 8/01/48
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA–	2,456,983
11,000	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/40	8/29 at 100.00	AA–	12,736,570
2,040	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/40	8/30 at 100.00	AA–	2,369,990
6,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/43	3/31 at 100.00	AA–	7,581,540
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	11/21 at 100.00	AA–	5,018
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	11/25 at 100.00	A2	2,275,820
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/45
350	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	11/21 at 100.00	Baa1	350,378
	6.500%, 6/01/35
1,460	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	A–	1,585,239
	Series Series 2016A-1, 5.625%, 6/01/35
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	27,460,973
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
10,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series	3/31 at 100.00	AA+	11,469,000
	2021A-1, 4.000%, 3/15/54
10,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	11,594,500
	General Purpose, Series 2020A, 4.000%, 3/15/45
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020C:
3,500	4.000%, 3/15/45	9/30 at 100.00	Aa2	4,058,075
10,500	4.000%, 3/15/49	9/30 at 100.00	Aa2	12,124,350

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$ 2,000	4.000%, 7/01/35 – AGM Insured (AMT)	7/24 at 100.00	BBB	$ 2,160,880
10,800	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	11,977,740
32,390	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	35,901,076
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
175	5.000%, 8/01/26 (AMT)	11/21 at 100.00	B–	175,348
5,940	5.000%, 8/01/31 (AMT)	11/21 at 100.00	B–	5,951,583
4,130	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	4,867,907
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
3,050	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	BB+	3,631,788
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/33 (AMT)
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	1,416,975
	Seventy Eighth Series 2013, 5.000%, 12/01/43 (AMT)
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	4,724,395
	Seventy Ninth Series 2013, 5.000%, 12/01/38
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	A+	2,282,540
	Twenty-One Series 2020, 4.000%, 7/15/45 (AMT)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,835	5.000%, 1/01/29 (AMT)	1/26 at 100.00	CC	2,814,588
2,700	5.000%, 1/01/34 (AMT)	1/26 at 100.00	CC	2,555,928
2,855	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	3,586,223
	Tunnels, Series 2021A, 5.000%, 11/15/56
17,975	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	22,614,347
	Lien Subseries 2021A-1, 5.000%, 5/15/51
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,250	5.000%, 6/01/45	6/27 at 100.00	CCC+	1,364,450
2,850	5.000%, 6/01/48	6/27 at 100.00	N/R	3,073,925
315,760	Total New York			355,461,662
	North Carolina – 1.4% (0.9% of Total Investments)
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A,	4/23 at 100.00	BBB+	13,053,967
	5.125%, 4/01/43
3,480	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot	6/25 at 100.00	BBB–	3,778,375
	Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding	No Opt. Call	Baa2 (4)	10,398,777
	Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (ETM) (UB) (5)
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	1,703,701
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant
	Health Obligated Group, Series 2019A:
8,275	4.000%, 11/01/49	11/29 at 100.00	AA–	9,393,863
4,650	4.000%, 11/01/52	11/29 at 100.00	AA–	5,256,407
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	A2	5,199,350
3,400	5.000%, 10/01/31	10/22 at 100.00	A2	3,537,156
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	1/26 at 100.00	A	575,460
	Series 2015A, 5.000%, 1/01/32
49,425	Total North Carolina			52,897,056

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.5% (0.3% of Total Investments)
$ 675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	$ 695,709
	Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)
7,625	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	BBB–	7,654,509
	Obligated Group, Series 2012, 5.000%, 12/01/32
5,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	BBB–	5,477,350
	Obligated Group, Series 2017A, 4.000%, 12/01/47
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	729,253
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
2,700	University of North Dakota, Certificates of Participation, Housing Infrastructure	6/30 at 100.00	A1	3,073,140
	Project, Series 2021A, 4.000%, 6/01/51 – AGM Insured
16,700	Total North Dakota			17,629,961
	Ohio – 5.8% (3.8% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/26 at 100.00	BBB+	7,344,937
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	6,858,840
	4.000%, 8/01/36
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/45	6/27 at 100.00	A+	1,585,689
24,740	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,866,120
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
790	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	874,554
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
41,060	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	46,107,506
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	25,789,323
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017:
3,960	4.000%, 11/15/34	11/27 at 100.00	A3	4,479,512
3,000	4.000%, 11/15/35	11/27 at 100.00	A3	3,390,120
	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The
	Cleveland Museum of Natural History Project, Series 2021:
205	4.000%, 7/01/40	7/31 at 100.00	A3	240,139
300	4.000%, 7/01/41	7/31 at 100.00	A3	350,457
2,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	2,181,480
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	4,915,211
	Project, Series 2013, 5.000%, 6/15/43
8,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated	8/27 at 100.00	A+	9,455,360
	Group Project, Series 2017A, 5.000%, 8/15/42
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
1,000	5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	Aa3 (4)	1,055,240
16,820	5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (5)	1/23 at 100.00	Aa3 (4)	17,749,137
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
265	17.852%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	Aa3 (4)	323,112
625	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	Aa3 (4)	763,106
975	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	Aa3 (4)	1,190,446
1,315	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	Aa3 (4)	1,605,576
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc.,	8/25 at 100.00	Baa1 (4)	9,727,278
	Refunding Series 2015, 5.000%, 8/15/45 (Pre-refunded 8/15/25)
2,045	Middleburg Heights, Ohio, Hospital Facilities Improvement Revenue Bonds, Southwest	8/30 at 100.00	A2	2,307,271
	General Health Center Project, Refunding Series 2020A, 4.000%, 8/01/47

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	$ 2,086,560
	Obligated Group Project, Series 2013, 5.000%, 2/15/33
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,980,650
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
4,350	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/25 at 100.00	A2	4,905,887
	2015A, 5.000%, 12/01/44
8,330	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series	1/30 at 100.00	A	10,168,431
	2020A, 5.000%, 1/15/50
3,710	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	4,615,017
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (8)
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,591,755
10,530	5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	A+ (4)	11,171,803
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,
	Infrastructure Projects, Junior Lien Series 2018A:
3,375	4.000%, 2/15/38	2/28 at 100.00	A+	3,857,693
16,325	5.000%, 2/15/43	2/28 at 100.00	A+	19,574,001
4,255	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	5,156,847
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
725	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated	7/29 at 100.00	A	821,113
	Group, Refunding Series 2019A, 4.000%, 7/01/45
216,855	Total Ohio			219,090,171
	Oklahoma – 0.3% (0.2% of Total Investments)
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1 (4)	3,245,490
	5.625%, 6/01/43 (Pre-refunded 6/01/23) (AMT)
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A,	6/24 at 100.00	Baa1 (4)	5,557,976
	5.000%, 6/01/45 (Pre-refunded 6/01/24) – BAM Insured (AMT)
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,145,550
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
8,985	Total Oklahoma			9,949,016
	Oregon – 2.2% (1.4% of Total Investments)
2,435	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	2,938,680
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
725	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	11/25 at 102.00	N/R	794,470
	Series 2020A, 5.250%, 11/15/50
4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint	1/26 at 100.00	A2	5,555,306
	Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48
15,440	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	17,800,467
	5.000%, 6/01/46
3,085	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding	10/30 at 100.00	BBB+	3,792,792
	Series 2020A, 5.000%, 10/01/40
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B,	7/26 at 100.00	AA–	1,765,200
	5.000%, 7/01/39
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
4,000	5.000%, 7/01/36 (AMT)	1/27 at 100.00	A+	4,707,400
1,000	5.000%, 7/01/37 (AMT)	1/27 at 100.00	A+	1,174,900
7,645	5.000%, 7/01/42 (AMT)	1/27 at 100.00	A+	8,946,255
19,000	5.000%, 7/01/47 (AMT)	1/27 at 100.00	A+	22,232,470

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A:
$ 5,855	5.000%, 5/15/44	5/29 at 100.00	A+	$ 7,187,071
3,000	4.000%, 5/15/49	5/29 at 100.00	A+	3,408,660
2,000	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	AA–	2,429,560
70,560	Total Oregon			82,733,231
	Pennsylvania – 5.1% (3.3% of Total Investments)
7,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	8,903,625
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
3,670	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	A+	4,304,433
	4.000%, 6/01/45
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,032,860
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)
345	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	417,591
	Settlement, Series 2018, 5.000%, 6/01/34
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A	4,200,630
8,385	5.000%, 7/01/42	7/27 at 100.00	A	9,989,638
8,000	Lancaster County Hospital Authority/PA, 5.000%, 11/01/51 (WI/DD, Settling 11/10/21)	11/29 at 100.00	A2	9,700,640
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	4,088,394
11,000	0.000%, 12/01/38	No Opt. Call	A	7,076,740
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
2,500	5.125%, 12/01/47	12/23 at 100.00	A	2,714,875
2,875	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	3,159,510
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2018A:
2,400	5.000%, 9/01/35	9/28 at 100.00	A	2,941,992
5,210	5.000%, 9/01/43	9/28 at 100.00	A	6,290,658
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
500	4.000%, 9/01/44	9/29 at 100.00	A	567,375
165	4.000%, 9/01/49	9/29 at 100.00	A	186,118
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	3,866,673
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
1,900	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/27 at 103.00	A–	2,170,294
	Retirement-Life Communities, Inc. Obligated Group, Series 2020, 4.000%, 11/15/43
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	247,920
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
9,575	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	11,059,125
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	21,796,273
	2009E, 6.375%, 12/01/38
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	4,869,084
4,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021B, 5.000%, 12/01/51	6/31 at 100.00	A+	5,751,288
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series	12/24 at 100.00	A3	2,247,320
	2014A-1, 5.000%, 12/01/38
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	17,861,535
	6.250%, 6/01/33 – AGM Insured

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	$ 7,164,313
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	5,706,350
	5.000%, 12/01/46
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A:
3,740	4.000%, 12/01/45	12/30 at 100.00	A3	4,282,524
4,620	4.000%, 12/01/50	12/30 at 100.00	A3	5,179,251
5,965	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2021A,	9/31 at 100.00	A2	6,804,812
	4.000%, 9/01/46 (WI/DD, Settling 11/04/21)
8,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A–	10,248,434
	7/01/42 (AMT)
2,150	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	A2	2,505,653
	Bonds, First Lien Series 2020B, 4.000%, 9/01/50 – AGM Insured
1,000	Upper Darby School District, Delaware County, Pennsylvania, General Obligation Bonds,	10/29 at 100.00	A1	1,158,080
	Series 2021A, 4.000%, 4/01/46 – BAM Insured
10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/25 at 100.00	AA	11,503,000
	Series 2016, 5.000%, 8/15/38 – BAM Insured
168,120	Total Pennsylvania			190,997,008
	Puerto Rico – 1.6% (1.1% of Total Investments)
3,270	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding	11/21 at 100.00	BB	3,350,769
	Series 2002, 5.500%, 5/15/39
500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	518,545
	6.000%, 7/01/47
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	1,163,943
	5.500%, 7/01/29 – AMBAC Insured
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	11/21 at 100.00	N/R	812,464
	Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured
755	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AA+	801,840
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
47	0.000%, 7/01/24	No Opt. Call	N/R	44,984
90	0.000%, 7/01/27	No Opt. Call	N/R	81,450
88	0.000%, 7/01/29	7/28 at 98.64	N/R	75,421
114	0.000%, 7/01/31	7/28 at 91.88	N/R	90,684
128	0.000%, 7/01/33	7/28 at 86.06	N/R	94,851
1,093	4.500%, 7/01/34	7/25 at 100.00	N/R	1,194,769
3,291	4.550%, 7/01/40	7/28 at 100.00	N/R	3,664,166
12,927	0.010%, 7/01/46	7/28 at 41.38	N/R	4,214,073
3,495	0.000%, 7/01/51	7/28 at 30.01	N/R	827,511
5,099	4.750%, 7/01/53	7/28 at 100.00	N/R	5,695,685
24,836	5.000%, 7/01/58	7/28 at 100.00	N/R	28,100,444
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
3,875	4.329%, 7/01/40	7/28 at 100.00	N/R	4,262,384
20	4.536%, 7/01/53	7/28 at 100.00	N/R	22,057
2,484	4.784%, 7/01/58	7/28 at 100.00	N/R	2,771,796
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	842,158
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	A2	2,586,925
67,077	Total Puerto Rico			61,216,919

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.4% (0.3% of Total Investments)
$ 7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility	9/23 at 100.00	AA+	$ 7,789,891
	Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	3,742,105
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/21 at 16.44	CCC–	5,039,829
	Bonds, Series 2007A, 0.010%, 6/01/52
40,725	Total Rhode Island			16,571,825
	South Carolina – 4.2% (2.7% of Total Investments)
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
7,500	5.000%, 11/01/41	5/26 at 100.00	A	8,626,725
3,180	5.000%, 11/01/46	5/26 at 100.00	A	3,657,223
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	18,498,888
1,250	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	1,050,475
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016,	1/26 at 100.00	A	5,213,403
	5.000%, 1/01/47
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
645	5.000%, 4/01/44	4/26 at 103.00	BBB–	731,101
625	5.000%, 4/01/49	4/26 at 103.00	BBB–	705,781
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	10/25 at 100.00	A1	1,877,111
	Furman University, Refunding Series 2015, 5.000%, 10/01/45
13,475	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours	6/30 at 100.00	A+	15,415,535
	Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44
1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod	5/28 at 100.00	AA–	1,197,890
	Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/43
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	16,791,496
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
8,900	5.000%, 12/01/39	12/24 at 100.00	A–	10,011,788
12,760	5.000%, 12/01/46	12/24 at 100.00	A–	14,356,659
9,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	10,563,210
	Series 2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	5,996,595
	2013A, 5.125%, 12/01/43
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	3,864,936
	2014A, 5.500%, 12/01/54
	South Carolina State Ports Authority, Revenue Bonds, Series 2015:
860	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A1 (4)	1,006,518
4,140	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A+ (4)	4,845,332
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
15,350	5.000%, 7/01/48 (AMT)	7/28 at 100.00	A+	18,466,664
8,000	5.000%, 7/01/55 (AMT)	7/28 at 100.00	A+	9,582,880
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	6,083,800
143,220	Total South Carolina			158,544,010
	South Dakota – 0.9% (0.6% of Total Investments)
11,320	South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds,	10/27 at 100.00	A1	12,747,452
	Series 2017, 4.000%, 4/01/42
6,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	6,830,640
	Health, Inc., Series 2020A, 4.000%, 9/01/50

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 2,685	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	$ 3,011,442
	Health, Refunding Series 2017, 4.000%, 9/01/36
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	1,635,215
	Series 2014B, 5.000%, 11/01/44
7,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	8,222,442
	Series 2015, 5.000%, 11/01/45
28,650	Total South Dakota			32,447,191
	Tennessee – 1.4% (0.9% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	9,998,558
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,
	Ballad Health, Series 2018A:
2,000	5.000%, 7/01/36	7/28 at 100.00	A–	2,428,980
7,000	5.000%, 7/01/37	7/28 at 100.00	A–	8,483,790
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/27 at 100.00	A	19,947,630
	Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/47
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	624,714
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
6,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate	7/30 at 100.00	A2	7,392,840
	Series 2019B, 5.000%, 7/01/39 (AMT)
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	4,728,200
	5.250%, 9/01/26
45,995	Total Tennessee			53,604,712
	Texas – 17.8% (11.5% of Total Investments)
1,975	Allen Independent School District, Collin County, Texas, General Obligation Bonds,	2/26 at 100.00	AAA	2,298,189
	School Building Series 2016, 5.000%, 2/15/39
8,835	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/43 ý	2/28 at 100.00	A1	10,570,017
	AGM Insured
500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited	No Opt. Call	AA+	541,320
	Tax Series 2016, 5.000%, 8/01/23
	Austin, Texas, Airport System Revenue Bonds, Series 2015:
3,000	5.000%, 11/15/39 (AMT)	11/24 at 100.00	A	3,367,800
3,040	5.000%, 11/15/44 (AMT)	11/24 at 100.00	A	3,412,704
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (AMT)	11/26 at 100.00	A	5,303,340
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 11/15/40	11/22 at 100.00	Aa3	2,093,640
	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 11/15/38	11/25 at 100.00	Aa3	3,469,860
13,705	5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	15,693,595
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A,	5/23 at 100.00	AA–	5,335,800
	5.000%, 11/15/43
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	AA–	1,729,937
	5.000%, 11/15/41
	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014:
1,000	5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	A1	1,072,190
1,575	5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	A1	1,687,880
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2015:
1,060	5.000%, 8/15/34 (Pre-refunded 8/15/24) – AGM Insured	8/24 at 100.00	A– (4)	1,194,249
1,160	5.000%, 8/15/35 (Pre-refunded 8/15/24) – AGM Insured	8/24 at 100.00	A– (4)	1,306,914

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding	7/24 at 100.00	AAA	$ 1,678,875
	Series 2015A, 5.000%, 7/01/28
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A–	2,310,020
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,030,540
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,030,540
1,620	Cameron County, Texas, Revenue and Tax Bonds, State Highway 550 Project, Series 2012,	2/22 at 100.00	Aa3 (4)	1,642,469
	5.000%, 2/15/32 (Pre-refunded 2/15/22) – AGM Insured
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A:
765	5.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	A– (4)	806,983
1,100	5.000%, 1/01/43 (Pre-refunded 1/01/23) – AGM Insured	1/23 at 100.00	A2 (4)	1,160,368
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/23 at 100.00	BBB+ (4)	700,930
	Series 2013, 5.000%, 1/01/42 (Pre-refunded 1/01/23)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	A–	2,081,791
2,205	0.000%, 1/01/37	No Opt. Call	A–	1,508,308
2,160	0.000%, 1/01/38	No Opt. Call	A–	1,429,726
1,000	0.000%, 1/01/40	No Opt. Call	A–	620,270
2,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	A–	2,476,660
	5.000%, 1/01/46
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	3,020,238
3,035	5.000%, 1/01/45 (Pre-refunded 7/01/25)	7/25 at 100.00	A– (4)	3,525,547
3,000	City of Austin TX Water & Wastewater System Revenue, 4.000%, 11/15/51 (WI/DD,	11/31 at 100.00	AA–	3,528,510
	Settling 11/18/21)
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	8/23 at 100.00	A–	1,078,930
	Public Schools, Series 2013, 6.000%, 8/15/43
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,021,450
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,020,670
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series	7/23 at 100.00	AA– (4)	2,160,580
	2013, 5.000%, 7/15/43 (Pre-refunded 7/15/23)
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series	12/24 at 100.00	Aa2 (4)	1,341,051
	2014A, 5.000%, 12/01/36 (Pre-refunded 12/01/24)
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	1,943,357
	5.000%, 12/01/48
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	8,486,208
	2013C, 5.125%, 11/01/43 (AMT)
16,980	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	17,683,991
	2014B, 4.500%, 11/01/45 (AMT)
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood	8/23 at 100.00	N/R (4)	1,350,073
	Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28
	(Pre-refunded 8/15/23)
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	219,694
	2014A, 5.250%, 9/01/44
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013,	8/23 at 100.00	BBB+	1,071,400
	5.000%, 8/15/33
7,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	BBB	8,347,820
	Series 2013A, 5.125%, 10/01/43

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
$ 3,500	4.000%, 10/01/40	4/30 at 100.00	A2	$ 4,078,795
4,550	4.000%, 10/01/49	4/30 at 100.00	A2	5,190,640
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
10,760	5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (4)	11,724,634
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,450,369
	Lien Series 2018A. Tela Supported, 5.000%, 10/01/48
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	5,577,546
	Option Bond Trust 2015-XF0228, 18.108%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF)
4,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	B3	5,037,227
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist	11/21 at 100.00	BBB–	1,009,840
	University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+ (4)	1,051,070
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
	(Pre-refunded 12/01/22)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical	11/22 at 100.00	A (4)	1,050,180
	Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%,
	11/15/26 (Pre-refunded 11/15/22)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	2,058,387
4,480	5.000%, 12/01/45	6/25 at 100.00	AA	5,055,456
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
1,615	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,670,023
3,000	5.000%, 6/01/38	6/23 at 100.00	Baa2	3,068,970
10,725	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	12,406,465
	4.000%, 8/15/50
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C,	8/22 at 100.00	AA–	1,208,198
	5.000%, 8/15/31
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	AA	6,076,279
	5.000%, 8/15/41
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
510	0.010%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	236,288
1,020	0.010%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	448,912
1,255	0.010%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	525,054
3,305	0.010%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	1,313,771
4,460	0.010%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	1,676,559
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	A2	2,196,025
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
105	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	102,953
495	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BB+	466,295
50	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	44,501
4,390	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	3,470,734
105	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	91,499
625	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	473,744
7,570	0.010%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	5,508,613
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	143,218
260	0.000%, 11/15/33	11/31 at 88.44	BB+	166,621
2,045	0.010%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,228,963
1,130	0.010%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	599,047
4,370	0.010%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	2,034,497
2,260	0.010%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	985,360

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
$ 600	5.000%, 11/15/33	11/24 at 100.00	BBB–	$ 662,754
400	5.000%, 11/15/34	11/24 at 100.00	BBB–	441,728
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien
	Series 2014A:
1,000	5.000%, 11/15/28	11/24 at 100.00	BBB	1,104,890
1,000	5.000%, 11/15/30	11/24 at 100.00	BBB	1,104,120
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G,	11/31 at 53.78	BBB	1,330,626
	0.000%, 11/15/41 – NPFG Insured
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	BB	544,010
	0.000%, 11/15/33 – NPFG Insured
7,570	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A,	7/28 at 100.00	A	9,142,440
	5.000%, 7/01/41 (AMT)
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series	7/22 at 100.00	A (4)	2,062,720
	2012A, 5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)
5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B	5,900,450
	Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	B	411,969
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
1,885	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	2,190,747
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	1,162,870
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
2,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/22 at 100.00	AA (4)	2,099,700
	2012D, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
3,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/28 at 100.00	Aa2	3,754,530
	2018D, 5.000%, 11/15/36
2,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A,	3/27 at 100.00	Aa3	2,399,780
	5.000%, 3/01/31
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	9/24 at 100.00	A	1,121,819
	Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	3,104,920
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,863,698
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	2,593,174
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	9,671,398
1,470	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,147,364
	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien
	Series 1998A:
4,680	0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,667,504
12,030	0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	11,998,361
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation	2/24 at 100.00	Aaa	1,487,405
	Bonds, School Building Series 2014, 5.000%, 2/15/39
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series	8/24 at 100.00	AA– (4)	3,016,624
	2014, 5.000%, 8/01/34 (Pre-refunded 8/01/24)
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	8,855,120
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,611,427
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A–	2,018,205
	Series 2015, 5.000%, 11/01/35 (AMT)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A,	5/22 at 100.00	A	$ 1,179,176
	5.000%, 5/15/36
	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B:
25	5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (4)	25,628
1,975	5.000%, 5/15/29	5/22 at 100.00	A	2,025,106
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/26 at 100.00	A	7,520,240
	Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds,	2/23 at 100.00	AAA	1,433,187
	School Building Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	11,354,926
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	1,081,410
3,000	6.125%, 12/01/38	12/25 at 100.00	B1	3,257,790
2,835	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	11/21 at 105.00	BB–	2,981,371
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
4,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	5,164,891
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
565	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	7/21 at 100.00	N/R (4)	640,993
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	Aa3 (4)	918,409
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2 (4)	714,068
	12/15/36 (Pre-refunded 12/15/21) – AGM Insured
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding	12/22 at 100.00	A1	4,056,744
	Senior Lien Series 2013, 5.000%, 12/15/33
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (4)	5,591,464
8,470	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	12,714,571
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+ (4)	8,321,110
	Appreciation Series 2008I, 6.500%, 1/01/43 (Pre-refunded 1/01/25)
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,830,175
	0.000%, 1/01/36 – AGC Insured
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	10,802,036
	5.000%, 1/01/40
4,555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,224,722
	4.000%, 1/01/44
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A	15,131,749
1,000	5.000%, 1/01/34	1/25 at 100.00	A	1,132,370
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana	7/25 at 100.00	AA–	1,162,260
	Project, Refunding Series 2015, 5.000%, 7/15/26
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AA	1,093,916
	0.000%, 10/01/35
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds,	2/25 at 100.00	AAA	4,507,800
	Refunding Series 2015, 5.000%, 2/15/40
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	217,929
	2014A, 5.125%, 2/01/39
4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	11/21 at 100.00	BBB+	4,068,120
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%,	7/22 at 100.00	A	$ 2,576,850
	7/01/27 (AMT)
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B,	5/25 at 100.00	AA	3,032,964
	5.000%, 5/15/34
1,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A,	5/28 at 100.00	AA	1,202,800
	5.000%, 5/15/48
1,925	Stephen F. Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series	10/28 at 100.00	A1	2,341,820
	2016, 5.000%, 10/15/42
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (4)	560,083
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33
	(Pre-refunded 9/01/23)
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	1,478,812
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,356,640
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
2,775	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	3,210,231
	Senior Lien Series 2008D, 6.250%, 12/15/26
530	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	605,165
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 4.000%, 12/31/39
19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	12/25 at 100.00	Baa3	21,870,130
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%,
	12/31/55 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	1,487,684
4,040	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,481,370
25,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/29 at 100.00	Baa3	29,754,250
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58 (AMT)
	Texas State, General Obligation Bonds, Texas Transportation Commission, Highway
	Improvement Series 2014:
800	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	888,424
1,200	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	AAA	1,334,172
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,040,060
	Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund,	4/24 at 100.00	AAA	2,223,620
	Refunding Series 2014, 5.000%, 10/01/34 (Pre-refunded 4/01/24)
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (4)	9,789,754
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A3	4,796,459
10,960	5.000%, 8/15/37	8/24 at 100.00	A3	12,183,794
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	Baa1	2,348,829
15,750	5.000%, 8/15/42	8/24 at 100.00	Baa1	17,579,835
10,000	Texas Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2016A,	10/26 at 100.00	AAA	12,016,700
	5.000%, 10/01/30 (UB) (5)
1,875	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	2,159,475
	Series 2019A, 5.000%, 8/01/57

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
$ 2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	$ 2,008,042
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A3	9,893,274
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,782,699
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A3	20,784,706
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
10,000	4.000%, 10/15/42 (UB) (5)	10/27 at 100.00	AAA	11,506,900
5,000	5.000%, 10/15/42	10/27 at 100.00	AAA	6,118,550
16,600	5.000%, 10/15/42 (UB) (5)	10/27 at 100.00	AAA	20,313,586
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/28 at 100.00	AAA	6,169,650
	Trust Series 2018B, 5.000%, 4/15/49
2,490	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/25 at 100.00	Baa2	2,756,604
	Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue	8/24 at 100.00	AA+ (4)	1,956,577
	Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38 (Pre-refunded 8/01/24)
1,150	Waco Education Finance Corporation, Texas, Revenue Bonds, Baylor University, Series	3/31 at 100.00	A+	1,349,479
	2021, 4.000%, 3/01/40
220	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities	11/21 at 100.00	CC	220,849
	Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (AMT)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	Capital Appreciation Series 2015:
780	0.000%, 8/15/50 (Pre-refunded 8/15/25)	8/25 at 35.55	Aaa	271,190
6,220	0.000%, 8/15/50	8/25 at 35.55	Aaa	2,082,580
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2015B:
1,000	0.000%, 8/15/45 (Pre-refunded 8/15/25)	8/25 at 44.15	Aaa	431,780
8,000	0.000%, 8/15/45	8/25 at 44.15	Aaa	3,345,360
642,975	Total Texas			667,715,428
	Utah – 1.3% (0.8% of Total Investments)
27,055	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%,	7/27 at 100.00	A	32,068,292
	7/01/47 (AMT)
4,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A	5,357,520
	7/01/48 (AMT)
5,795	Utah Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy	4/26 at 100.00	AA	6,528,357
	Project, Series 2016, 5.000%, 10/15/46
	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012:
1,665	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (4)	1,715,050
2,445	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	AA– (4)	2,518,154
41,460	Total Utah			48,187,373
	Virgin Islands – 0.3% (0.2% of Total Investments)
235	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	11/21 at 100.00	A1	235,583
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
1,800	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	2,027,268
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	11/21 at 100.00	Baa2	2,031,160
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	A2	2,435,910
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	11/21 at 100.00	A2	1,071,753
	Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
$ 1,110	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	A2	$ 1,167,775
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	11/21 at 100.00	Caa3	726,533
	Series 2007A, 5.000%, 7/01/24
9,150	Total Virgin Islands			9,695,982
	Virginia – 2.1% (1.3% of Total Investments)
670	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	11/21 at 100.00	BB	665,136
	Series 2006, 5.000%, 9/01/26
560	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/30 at 100.00	A+	645,473
	Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/45
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	561,556
	Appreciation Series 2012B, 0.000%, 7/15/40 (8)
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	1,128,010
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing	11/21 at 100.00	AA+	1,004,690
	Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (AMT)
12,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	14,259,960
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.000%, 7/01/52
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	2,514,696
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
	Prince William County Industrial Development Authority, Virginia, Health Care Facilities
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B:
2,000	4.000%, 11/01/33 (Pre-refunded 11/01/22)	11/22 at 100.00	AA– (4)	2,075,020
3,000	5.000%, 11/01/46 (Pre-refunded 11/01/22)	11/22 at 100.00	AA– (4)	3,142,410
6,115	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/21 at 100.00	B–	6,148,999
	Bonds, Series 2007B1, 5.000%, 6/01/47
15,605	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	Baa3	18,370,362
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
8,135	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB–	8,190,969
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,225	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	4,374,438
14,375	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	14,821,200
71,600	Total Virginia			77,902,919
	Washington – 3.2% (2.1% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/24 at 100.00	AA–	2,219,340
	Refunding Series 2014A, 5.000%, 7/01/40
2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids	1/26 at 100.00	Aa3 (4)	2,811,074
	Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41 (Pre-refunded 1/01/26)
14,380	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	16,381,696
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A2	2,577,176
14,955	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, 5.000%,	5/27 at 100.00	A+	17,512,006
	5/01/42 (AMT)
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A:
6,000	5.000%, 5/01/36 (AMT)	5/27 at 100.00	A+	7,057,620
4,515	5.000%, 5/01/43 (AMT)	5/27 at 100.00	A+	5,254,331
1,145	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	A+	1,373,347
	4/01/44 (AMT)
15,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement	7/31 at 100.00	AA	17,563,800
	Series 2021A, 4.000%, 7/01/51

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+ (4)	$ 10,753,000
	Bonds, Series 2013A, 5.000%, 5/01/43 (Pre-refunded 6/01/23)
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/21 at 100.00	N/R (4)	1,596,153
	Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,171,920
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	1,043,540
	Series 2012A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	4/25 at 100.00	Aa2	12,970,390
	Series 2015A, 5.000%, 10/01/45 (UB)
6,200	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	BBB–	6,340,182
	Bonds, Refunding Series 2021B. Exchange Purchase, 3.000%, 7/01/58
2,525	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,859,487
	University, Series 2020, 4.000%, 5/01/45
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement	1/23 at 100.00	BBB–	328,477
	Community, Refunding Series 2012, 5.000%, 1/01/48
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	6,392,002
	0.000%, 6/01/24 – NPFG Insured
106,255	Total Washington			119,205,541
	West Virginia – 1.0% (0.6% of Total Investments)
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	7,576,520
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
15,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	17,851,200
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	2,355,040
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
7,000	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021,	6/31 at 100.00	AA–	8,134,210
	4.000%, 6/01/51
31,000	Total West Virginia			35,916,970
	Wisconsin – 1.9% (1.2% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
34	0.000%, 1/01/47, 144A (7)	No Opt. Call	N/R	1,054
30	0.000%, 1/01/48, 144A (7)	No Opt. Call	N/R	905
29	0.000%, 1/01/49, 144A (7)	No Opt. Call	N/R	870
29	0.000%, 1/01/50, 144A (7)	No Opt. Call	N/R	807
28	0.000%, 1/01/51, 144A (7)	No Opt. Call	N/R	778
36	0.000%, 1/01/52, 144A (7)	No Opt. Call	N/R	971
36	0.000%, 1/01/53, 144A (7)	No Opt. Call	N/R	939
35	0.000%, 1/01/54, 144A (7)	No Opt. Call	N/R	882
34	0.000%, 1/01/55, 144A (7)	No Opt. Call	N/R	844
33	0.000%, 1/01/56, 144A (7)	No Opt. Call	N/R	812
1,715	0.000%, 7/01/56, 144A (7)	3/28 at 100.00	N/R	1,295,413
37	0.000%, 1/01/57, 144A (7)	No Opt. Call	N/R	874
36	0.000%, 1/01/58, 144A (7)	No Opt. Call	N/R	831
35	0.000%, 1/01/59, 144A (7)	No Opt. Call	N/R	793
34	0.000%, 1/01/60, 144A (7)	No Opt. Call	N/R	752
34	0.000%, 1/01/61, 144A (7)	No Opt. Call	N/R	720
33	0.000%, 1/01/62, 144A (7)	No Opt. Call	N/R	682
32	0.000%, 1/01/63, 144A (7)	No Opt. Call	N/R	652
31	0.000%, 1/01/64, 144A (7)	No Opt. Call	N/R	626
31	0.000%, 1/01/65, 144A (7)	No Opt. Call	N/R	596
33	0.000%, 1/01/66, 144A (7)	No Opt. Call	N/R	611
401	0.000%, 1/01/67, 144A (7)	No Opt. Call	N/R	6,843

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 59	0.000%, 1/01/46, 144A (7)	No Opt. Call	N/R	$ 1,908
59	0.000%, 1/01/47, 144A (7)	No Opt. Call	N/R	1,806
58	0.000%, 1/01/48, 144A (7)	No Opt. Call	N/R	1,761
58	0.000%, 1/01/49, 144A (7)	No Opt. Call	N/R	1,707
57	0.000%, 1/01/50, 144A (7)	No Opt. Call	N/R	1,615
62	0.000%, 1/01/51, 144A (7)	No Opt. Call	N/R	1,735
1,607	0.000%, 7/01/51, 144A (7)	3/28 at 100.00	N/R	1,070,723
62	0.000%, 1/01/52, 144A (7)	No Opt. Call	N/R	1,654
61	0.000%, 1/01/53, 144A (7)	No Opt. Call	N/R	1,600
61	0.000%, 1/01/54, 144A (7)	No Opt. Call	N/R	1,543
60	0.000%, 1/01/55, 144A (7)	No Opt. Call	N/R	1,487
59	0.000%, 1/01/56, 144A (7)	No Opt. Call	N/R	1,441
59	0.000%, 1/01/57, 144A (7)	No Opt. Call	N/R	1,390
58	0.000%, 1/01/58, 144A (7)	No Opt. Call	N/R	1,337
57	0.000%, 1/01/59, 144A (7)	No Opt. Call	N/R	1,303
57	0.000%, 1/01/60, 144A (7)	No Opt. Call	N/R	1,251
56	0.000%, 1/01/61, 144A (7)	No Opt. Call	N/R	1,197
56	0.000%, 1/01/62, 144A (7)	No Opt. Call	N/R	1,158
55	0.000%, 1/01/63, 144A (7)	No Opt. Call	N/R	1,116
54	0.000%, 1/01/64, 144A (7)	No Opt. Call	N/R	1,087
54	0.000%, 1/01/65, 144A (7)	No Opt. Call	N/R	1,043
53	0.000%, 1/01/66, 144A (7)	No Opt. Call	N/R	978
693	0.000%, 1/01/67, 144A (7)	No Opt. Call	N/R	11,832
10,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical	6/30 at 100.00	A+	11,479,000
	Center Project, Refunding Series 2020A, 4.000%, 6/01/45
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian	7/23 at 100.00	N/R (4)	5,392,300
	HealthCare, Inc., Series 2013B, 5.000%, 7/01/36 (Pre-refunded 7/01/23)
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc.	8/31 at 100.00	A1	3,412,170
	Obligated Group, Inc. Project, Series 2021, 4.000%, 8/15/51 (WI/DD, Settling 11/10/21)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,266,413
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.
	Project, Series 2021:
1,690	4.000%, 10/01/41	10/28 at 102.00	N/R	1,766,033
2,000	4.000%, 10/01/61	10/28 at 102.00	N/R	2,020,880
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	7/27 at 100.00	A+	2,783,750
	Agnesian HealthCare, Inc., Series 2017, 4.000%, 7/01/47
10,225	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	11,737,073
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39
1,870	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beloit	7/26 at 100.00	A	2,043,218
	Health System, Inc., Series 2016, 4.000%, 7/01/46
4,220	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	Aa3	4,780,922
	Children’s Hospital of Wisconsin, Inc., Series 2017, 4.000%, 8/15/42
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Marshfield Clinic, Series 2016A:
12,440	5.000%, 2/15/42	2/26 at 100.00	A–	14,226,011
6,000	5.000%, 2/15/46	2/26 at 100.00	A–	6,856,680
66,486	Total Wisconsin			70,195,377
$ 5,426,558	Total Municipal Bonds (cost $5,239,336,003)			5,806,933,256

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc	$ 143,548
32,524	Invesco Quality Municipal Income Trust	423,137
	Total Investment Companies (cost $530,611)	566,685

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Consumer Discretionary – 0.0% (0.0% of Total Investments)
$ 146	Lombard Starwood Westin Hotel Conference Center and Hotel Project Revenue	7.500%	12/31/23	N/R	$ 145,519
	Bonds (cash 7.500%, PIK 7.500%)
$ 146	Total Corporate Bonds (cost $145,519)				145,519
	Total Long-Term Investments (cost $5,240,012,133)				5,807,645,460

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.2% of Total Investments)
	National – 0.2% (0.2% of Total Investments)
$ 9,100	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029,	No Opt. Call	AA	$ 9,100,000
	0.220%, 12/01/24 (AMT) (9)
$ 9,100	Total Short-Term Investments (cost $9,100,000)			9,100,000
	Total Investments (cost $5,249,112,133) – 154.7%			5,816,745,460
	Floating Rate Obligations – (3.0)%			(111,960,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (19.3)% (10)			(727,169,346)
	MuniFund Preferred Shares, net of deferred offering costs – (18.0)% (11)			(678,419,684)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (16.8)% (12)			(630,487,336)
	Other Assets Less Liabilities – 2.4%			90,664,887
	Net Assets Applicable to Common Shares – 100%			$ 3,759,373,981

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(10)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 12.5%.
(11)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.7%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.8%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NEA	Nuveen AMT-Free Quality Municipal
Income Fund
Portfolio of Investments
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.8% (99.9% of Total Investments)
	MUNICIPAL BONDS – 154.8% (99.9% of Total Investments)
	Alabama – 1.3% (0.9% of Total Investments)
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 875	4.000%, 7/01/35 – BAM Insured	7/30 at 100.00	A3	$ 1,030,706
1,000	4.000%, 7/01/37 – BAM Insured	7/30 at 100.00	A3	1,165,270
975	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	A3	1,128,816
1,535	Gardendale, Alabama, General Obligation Warrants, Series 2021B, 4.000%, 5/01/51	5/31 at 100.00	AA–	1,791,852
6,945	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B, 4.000%, 6/01/45	6/30 at 100.00	A1	7,978,069
4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	2/26 at 100.00	A–	4,837,095
	Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41
23,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A2	32,963,193
	5.000%, 9/01/46
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	5,327,084
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
5,310	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	6,114,465
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
48,965	Total Alabama			62,336,550
	Alaska – 0.0% (0.0% of Total Investments)
495	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	549,876
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
	Arizona – 1.6% (1.0% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,478,440
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
3,815	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/30 at 100.00	A+	4,440,126
	Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,170,447
	Math & Science Projects, Series 2017A, 5.000%, 7/01/51
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	A2	8,073,319
	2015B, 5.000%, 7/01/43 – AGM Insured
1,315	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,601,631
	HonorHealth, Series 2019A, 5.000%, 9/01/42
5,135	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	5,763,935
	Refunding Series 2016A, 4.000%, 1/01/36
6,355	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	7,286,516
	Series 2019A, 4.000%, 7/01/44
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	9,590,192
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	15,213,600
3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	3,628,950
	5.000%, 8/01/47
11,080	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	15,208,186
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
56,845	Total Arizona			73,455,342
	Arkansas – 0.1% (0.1% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%,	11/21 at 100.00	N/R	5,093,716
	5/01/28 – ACA Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 7.5% (4.9% of Total Investments)
$ 22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	$ 18,706,002
	1999A, 0.000%, 10/01/32 – NPFG Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,855,312
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties,	No Opt. Call	Aa3	3,032,653
	California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	5,340,000
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	6,964,815
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/24 at 100.00	Aa3 (4)	11,137,300
	Series 2014F-1, 5.000%, 4/01/54 (Pre-refunded 4/01/24)
8,000	Beverly Hills Unified School District, Los Angeles County, California, General	No Opt. Call	AA+	6,552,240
	Obligation Bonds, Series 2009, 0.000%, 8/01/33
	Burbank Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2013, Series 2015A:
2,250	0.000%, 8/01/32 (Pre-refunded 2/01/25) (5)	2/25 at 100.00	A+ (4)	2,380,770
1,350	0.000%, 8/01/33 (Pre-refunded 2/01/25) (5)	2/25 at 100.00	A+ (4)	1,428,462
160	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	190,987
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	3,226,584
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,782,625
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	7,360,811
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	902,556
1,330	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,513,979
	Series 2020A, 4.000%, 4/01/49
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard
	Children’s Hospital, Series 2012A:
3,000	5.000%, 8/15/51 (UB) (6)	8/22 at 100.00	A+	3,113,730
10,000	5.000%, 8/15/51	8/22 at 100.00	A+	10,379,100
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	570,662
	System, Series 2013A, 5.000%, 7/01/37
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
485	9.434%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA– (4)	521,739
525	9.442%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA– (4)	564,806
1,285	9.442%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (6)	8/22 at 100.00	AA– (4)	1,382,429
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	1,778,085
	Refunding Series 2017A, 5.000%, 7/01/42
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,116,746
	2017, 5.000%, 10/15/47
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	3,190,155
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017,	8/26 at 100.00	AA–	5,690,150
	4.000%, 8/01/36
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	11/21 at 100.00	AA–	5,018
9,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	11,083,546
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
710	5.750%, 7/01/30 (7), (8)	11/21 at 100.00	N/R	621,423
912	5.750%, 7/01/35 (7), (8)	11/21 at 100.00	N/R	797,719
1,094	5.500%, 7/01/39 (7), (8)	11/21 at 100.00	N/R	957,263

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System	No Opt. Call	AA	$ 9,238,185
	Improvement Project, Series 1999a, 0.000%, 8/01/29 – AMBAC Insured
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,678,020
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,330	Contra Costa Community College District, Contra Costa County, California, General	8/23 at 100.00	AA+ (4)	3,608,221
	Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38 (Pre-refunded 8/01/23)
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	5,973,610
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (5)	1/31 at 100.00	Baa2	1,145,963
3,350	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	3,749,688
8,350	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	9,386,068
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	10,245,100
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
8,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,345,681
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
10,170	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,414,182
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	4,085,650
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	3,020,362
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured
1,500	Lincoln Unified School District, Placer County, California, Special Tax Bonds, Community	No Opt. Call	N/R	1,386,570
	Facilities District 1, Series 2005, 0.000%, 9/01/26 – AMBAC Insured
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds,	11/21 at 100.00	N/R (4)	998,980
	Series 1994, 5.375%, 2/15/34 (ETM)
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds,	No Opt. Call	Baa2	2,317,020
	Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured
10,335	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	11,601,658
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	8,598,590
	Series 2009B, 6.500%, 11/01/39
240	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A,	10/21 at 100.00	N/R (4)	252,643
	5.125%, 12/01/23 – AMBAC Insured (ETM)
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding	No Opt. Call	Aa3	10,691,043
	Series 2009, 0.000%, 8/01/34 – AGC Insured
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presybterian, Series	12/21 at 100.00	N/R (4)	3,531,345
	2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	Aa3	2,217,950
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/29
2,585	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	2,893,546
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	1,965,087
1,745	5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	N/R (4)	2,384,804
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	No Opt. Call	Aa3	892,650
	Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	1,954,120
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	BBB–	7,337,170
	8/01/33 – AGC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,970	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+ (4)	$ 2,107,802
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	1,640,286
	Bonds, Series 2011A, 0.000%, 8/01/28
625	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/31 at 100.00	BBB+	719,719
	RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/46
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	824,699
	Series 2013A, 5.750%, 6/01/44
1,490	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+ (4)	1,568,910
	Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB (4)	2,263,117
	2011, 7.500%, 12/01/41 (Pre-refunded 12/01/21)
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A	4,264,520
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
8,075	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/30 at 100.00	AA–	9,470,360
	Bonds, Local Water Series 2020C, 4.000%, 11/01/50
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	BBB	11,809,081
32,725	5.000%, 1/15/50	1/25 at 100.00	BBB	36,410,817
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,061,546
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
2,965	San Juan Unified School District, Sacramento County, California, General Obligation	No Opt. Call	A+	2,721,929
	Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	AA+	3,834,147
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	10,403,662
	Election Series 2012G, 0.000%, 8/01/39 – AGM Insured
	San Ysidro School District, San Diego County, California, General Obligation Bonds,
	Refunding Series 2015:
5,000	0.000%, 8/01/46	8/25 at 32.80	A3	1,536,550
6,570	0.000%, 8/01/47	8/25 at 30.90	A3	1,900,964
2,630	Union Elementary School District, Santa Clara County, California, General Obligation	No Opt. Call	Baa2	2,543,420
	Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured
364,356	Total California			354,143,102
	Colorado – 11.1% (7.2% of Total Investments)
1,365	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/24 at 102.00	N/R	1,465,259
	2019, 5.000%, 12/01/51
6,600	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/26 at 103.00	N/R	6,544,296
	2021, 4.375%, 12/01/52
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation	12/21 at 103.00	N/R	515,810
	Bonds, Series 2016A, 5.750%, 12/01/46
500	Brighton Crossing Metropolitan District 6, Brighton, Colorado, Limited Tax General	12/25 at 103.00	N/R	542,095
	Obligation Bonds, Series 2020A-3, 5.000%, 12/01/50
1,140	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation	12/30 at 100.00	A2	1,317,532
	Limited Tax Bonds, Refunding & Improvement Series 2020, 4.000%, 12/01/45 – AGM Insured
1,060	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Improvement	12/23 at 103.00	N/R	1,129,292
	Series 2018, 5.250%, 12/01/48
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,575	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,653,782
3,620	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	3,790,357

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	$ 1,335,613
	Refunding Series 2013A, 5.375%, 12/01/33
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	120,375
	Refunding Series 2014, 5.000%, 12/01/43
3,500	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	4,080,055
	2020, 4.000%, 8/01/50 – BAM Insured
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	1,804,788
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,005	5.000%, 6/01/34 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	2,446,541
4,615	5.000%, 6/01/35 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,631,315
7,205	5.000%, 6/01/36 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	8,791,685
8,715	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,634,217
4,105	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,009,003
8,545	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,426,780
14,180	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	16,443,270
	Group, Series 2019A, 4.000%, 11/15/43
7,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/31 at 100.00	AA	8,134,980
	Group, Series 2021A, 4.000%, 11/15/50
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	5,287,700
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	5,437,500
	Colorado Project, Series 2013A, 5.000%, 12/01/36
3,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	3,261,304
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
8,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	9,567,621
	Series 2019A-1, 4.000%, 8/01/44
26,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	28,911,953
	Series 2019A-2, 4.000%, 8/01/49
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	5,203,336
	Communities & Services, Series 2020A, 4.000%, 12/01/50
2,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/22 at 100.00	N/R (4)	2,441,595
	Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42 (Pre-refunded 6/01/22)
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	1,085,160
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	863,543
	Refunding & Improvement Series 2017A, 5.250%, 5/15/37
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/25 at 100.00	Baa1	1,631,100
	Refunding Series 2015B, 4.000%, 9/01/34
10,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	11,458,766
	Series 2020A, 4.000%, 9/01/50
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	1,173,730
	2019A, 4.000%, 11/01/39
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,873,474
	Refunding Series 2019A, 4.000%, 1/01/37
4,880	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	5,680,857
	Refunding Series 2019B, 4.000%, 1/01/40
4,150	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	4,661,073
	Senior Lien Series 2017, 5.000%, 12/31/56
	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax
	General Obligation Bonds, Refunding & Improvement Series 2018:
1,895	5.625%, 12/01/32	12/23 at 103.00	N/R	2,044,724
2,660	5.875%, 12/01/46	12/23 at 103.00	N/R	2,856,760

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise
	Revenue Bonds, Series 2017B:
$ 2,000	5.000%, 12/01/42	12/27 at 100.00	A+	$ 2,435,680
1,225	5.000%, 12/01/47	12/27 at 100.00	A+	1,488,522
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/27 at 100.00	A+	1,832,475
	Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	9/27 at 100.00	AA	2,264,160
	Revenue Bonds, Refunding Series 2017A, 4.000%, 3/01/40
6,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	7,346,430
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
5,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	AA–	5,839,150
2,505	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/39	12/30 at 100.00	AA–	2,959,532
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41	8/26 at 100.00	A1	8,339,705
1,000	5.000%, 8/01/46	8/26 at 100.00	A1	1,164,100
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	1,067,930
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	11,689,313
	11/15/37 (Pre-refunded 11/15/22)
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	14,033,523
	2013B, 5.000%, 11/15/43
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	3,046,725
	2018B, 5.000%, 12/01/48
11,750	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Series 2021A,	8/31 at 100.00	AA–	13,694,860
	4.000%, 8/01/51
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
5,120	5.000%, 12/01/32	12/26 at 100.00	BBB–	5,922,970
2,935	5.000%, 12/01/35	12/26 at 100.00	BBB–	3,366,915
1,800	5.000%, 12/01/40	12/26 at 100.00	BBB–	2,044,980
365	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	396,087
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	6,183,756
45,540	0.010%, 9/01/30 – NPFG Insured	No Opt. Call	A	39,072,865
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,523,756
49,250	0.010%, 9/01/33 – NPFG Insured	No Opt. Call	A	39,015,357
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	8,451,525
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	2,233,319
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	13,589,730
2,200	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	2,549,778
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/49 – AGM Insured
1,200	El Paso County School District 3, Widefield, Colorado, Certificates of Participation,	12/31 at 100.00	AA	1,387,992
	Recreation Facility Project, Series 2021, 4.000%, 12/01/46 – AGM Insured
2,000	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/45 –	12/30 at 100.00	AA	2,327,620
	BAM Insured
1,755	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation	12/30 at 100.00	A2	2,032,272
	Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/50 – AGM Insured
2,750	Foothills Park and Recreation District, Jefferson County, Colorado, Lease Revenue Bonds,	12/31 at 100.00	AA–	3,252,453
	Certificates of Participation, Series 2021, 4.000%, 12/01/41
2,875	Johnstown, Colorado, Wastewater Revenue Bonds, Series 2021, 4.000%, 12/01/51 –	12/31 at 100.00	AA	3,385,514
	AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 5,000	Leyden Rock Metropolitan District, Arvada, Jefferson County, Colorado, General	12/31 at 100.00	A3	$ 5,848,150
	Obligation Limited Tax Bonds, Convertible to Unlimited Tax, Refunding & Improvement Series
	2021, 4.000%, 12/01/51 – AGM Insured
1,000	Little Thompson Water District, Colorado, Water Revenue Bonds, Series 2020, 4.000%, 12/01/50	12/30 at 100.00	AA–	1,169,710
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General	12/26 at 100.00	BBB+	1,154,990
	Obligation Bonds, Series 2016, 5.000%, 12/01/36
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series	12/26 at 100.00	AA+	1,129,150
	2017, 4.000%, 12/01/36
1,200	Morgan County Quality Water District, Morgan and Washington Counties, Colorado, Water	12/30 at 100.00	AA	1,378,884
	Revenue Bonds, Series 2020, 4.000%, 12/01/50 – AGM Insured
1,000	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado,	12/31 at 100.00	A2	1,135,410
	Limited Tax General Obligation Bonds, Refunding & Improvement Senior Series 2021A, 4.000%,
	12/01/46 – AGM Insured
1,085	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General	12/22 at 103.00	N/R	1,144,230
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47
7,750	Northern Colorado Water Conservancy District Building Corporation, Certificates of	7/31 at 100.00	AA+	9,000,850
	Participation, Refunding Series 2021, 4.000%, 7/01/51
1,220	Overlook Metropolitan District, Parker, Douglas County, Colorado, General Obligation	12/31 at 100.00	Baa3	1,418,531
	Limited Tax Bonds, Convertible to Unlimted Tax Refunding Series 2021A, 4.000%, 12/01/51 –
	BAM Insured
1,224	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/21 at 103.00	N/R	1,262,017
	Limited Tax Bonds, Series 2016, 4.375%, 12/01/31
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	19,999,759
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported
	Revenue Bonds, Series 2019A:
3,040	4.000%, 12/01/37 – AGM Insured	12/29 at 100.00	A	3,598,539
3,255	4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	A	3,782,245
600	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project,	12/30 at 100.00	N/R	670,764
	Series 2021A, 4.750%, 12/01/45, 144A
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and
	Special Revenue Bonds, Refunding & Improvement Series 2017:
8,765	5.000%, 12/01/42	12/27 at 100.00	A2	10,498,366
3,600	5.000%, 12/01/47	12/27 at 100.00	A2	4,284,000
3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	3,787,030
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 –
	AGM Insured
	Thompson Crossing Metropolitan District 6, Larimer County, Colorado, General Obligation
	Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2020:
895	3.000%, 12/01/30, 144A	No Opt. Call	Ba2	923,130
1,300	5.000%, 12/01/44, 144A	12/30 at 100.00	Ba2	1,505,296
995	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	1,096,878
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
1,000	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise	12/28 at 100.00	A3	1,067,360
	Revenue Bonds, Green Series 2020, 3.250%, 12/01/45 – BAM Insured
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	4,186,840
	5.000%, 11/15/42
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1 (4)	16,246,235
	(Pre-refunded 6/01/24)
2,500	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	2,767,900
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
5,000	Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020,	12/29 at 100.00	AA	6,291,150
	5.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017,	12/26 at 100.00	AA	$ 2,603,693
	5.000%, 12/15/30
500	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax	3/26 at 103.00	N/R	540,460
	Bonds, Series 2021A-1, 5.000%, 12/01/50
499,124	Total Colorado			521,687,802
	Connecticut – 0.6% (0.4% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	1,920,171
	University, Series 2016Q-1, 5.000%, 7/01/46
2,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	3,077,452
	Affiliates, Series 2020A, 5.000%, 1/01/55, 144A
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	7,977,869
	University, Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2017I-1:
500	5.000%, 7/01/34	7/27 at 100.00	A3	593,485
2,425	5.000%, 7/01/42	7/27 at 100.00	A3	2,841,542
7,075	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	5/30 at 100.00	AA–	8,942,588
	Series 2020A, 5.000%, 5/01/40
3,285	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/40	2/30 at 100.00	A+	4,114,627
24,900	Total Connecticut			29,467,734
	Delaware – 0.3% (0.2% of Total Investments)
3,350	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	3,604,097
	2013, 5.000%, 7/01/32 (Pre-refunded 7/01/23)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	1,181,380
	Series 2018, 5.000%, 6/01/48
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	10,303,248
	5.000%, 6/01/55
13,420	Total Delaware			15,088,725
	District of Columbia – 3.2% (2.1% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	1,289,187
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/21 at 22.08	N/R	23,516,460
	Bonds, Series 2006A, 0.000%, 6/15/46
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A–	4,136,580
60	5.000%, 4/01/36 (Pre-refunded 4/01/27)	4/27 at 100.00	N/R (4)	73,174
3,440	5.000%, 4/01/36	4/27 at 100.00	A–	4,057,102
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
12,455	4.000%, 10/01/44	10/29 at 100.00	Baa2	14,004,900
5,000	5.000%, 10/01/47	10/29 at 100.00	Baa2	6,048,900
13,710	4.000%, 10/01/49	10/29 at 100.00	Baa2	15,323,530
11,960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	Baa1	12,189,154
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	4,930,310
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
32,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	40,285,760
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	Baa1	$ 23,705,640
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
1,195	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	1,385,351
	Bonds, Series 2020A, 4.000%, 7/15/45
216,570	Total District of Columbia			150,946,048
	Florida – 6.7% (4.3% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	2,937,032
	Academy, Inc. Project, Series 2016, 5.000%, 9/01/46
1,425	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2021,	7/31 at 100.00	AA	1,703,431
	4.000%, 7/01/38 – AGM Insured
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,246,774
1,585	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2003, 5.500%,	No Opt. Call	AA	1,695,506
	10/01/23 – AMBAC Insured
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	N/R (4)	3,971,089
	University, Refunding Series 2013, 6.125%, 11/01/43 (Pre-refunded 11/01/23)
5,810	Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018, 4.000%, 10/01/43	10/28 at 100.00	Aa3	6,428,881
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
8,555	6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	9,243,421
4,280	5.625%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	4,603,696
530	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	580,960
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/50, 144A
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Baa2	971,849
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	Baa2	1,447,552
1,690	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	A+	1,929,169
15,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	18,383,100
	Airport, Series 2018F, 5.000%, 10/01/48 (UB) (6)
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International
	Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A+	6,433,701
12,885	5.000%, 10/01/44	10/24 at 100.00	A+	14,467,407
13,145	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	14,784,444
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/55
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A+	417,228
	2012, 5.000%, 10/01/30
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	2,802,500
	5.000%, 11/15/45
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City
	Center/Historic Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	A1	4,161,282
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	20,887,578
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc. Project, Series 2017:
205	5.000%, 7/01/32	7/27 at 100.00	BB+	208,219
2,000	5.125%, 7/01/38	7/27 at 100.00	BB+	2,035,920
5,035	5.125%, 7/01/46	7/27 at 100.00	BB+	5,087,616
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	8,285,151
	of Miami, Series 2015A, 5.000%, 4/01/45
17,925	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	21,097,187
	of Miami, Series 2018A, 5.000%, 4/01/53
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	11/21 at 100.00	BBB+	10,192,600
	2010A, 5.000%, 7/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,000	Miami-Dade County Health Facilities Authority, 4.000%, 8/01/46 (WI/DD, Settling 11/10/21)	8/31 at 100.00	A	$ 3,426,930
1,210	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral	1/28 at 100.00	BBB–	1,370,131
	Academy, Seres 2018, 5.000%, 1/15/37
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,124,350
	Refunding Series 2014B, 5.000%, 10/01/37
1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	A–	1,773,510
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,	6/27 at 100.00	Aa3	5,682,377
	Series 2017, 5.000%, 6/01/38
1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2 (4)	1,931,418
	2012B, 5.000%, 10/01/37 (Pre-refunded 10/01/22)
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	5,677,210
3,000	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	3,096,660
7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	7,921,760
	4.000%, 7/01/48
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (4)	6,023,938
	10/01/42 (Pre-refunded 10/01/22)
9,965	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	11,393,383
	4.000%, 10/01/49
2,400	New Smyrna Beach Utilities Commission, Florida, Utility System Revenue Certificates,	4/30 at 100.00	Aa2	2,790,024
	Refunding Series 2020, 4.000%, 10/01/49
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2 (4)	764,865
	Health, Inc., Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
1,095	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 91.18	BBB–	838,715
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/32
5,045	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	6,172,860
	Improvement Series 2019A-1, 5.000%, 10/01/49
10,120	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	A1	11,478,205
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49
5,680	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	6,683,031
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	267,447
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,385	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series	11/21 at 100.00	A3	1,388,449
	2007, 5.000%, 5/01/30 – RAAI Insured
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa3	7,253,646
	4.000%, 5/01/33
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
4,595	5.000%, 8/15/42	8/27 at 100.00	A1	5,566,337
12,325	5.000%, 8/15/47	8/27 at 100.00	A1	14,890,942
2,290	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose	No Opt. Call	Baa2	2,528,618
	Bonds, Stadium Project, Series 1995, 5.750%, 10/01/25 – NPFG Insured
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,379,332
	5.000%, 11/15/33
4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	4,438,040
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
345	4.000%, 7/01/39	7/30 at 100.00	A–	399,324
5,545	5.000%, 7/01/50	7/30 at 100.00	A–	6,802,051
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	10,029,874
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	4/25 at 100.00	A2 (4)	$ 2,302,620
	Aeronautical University, Series 2015B, 5.000%, 10/15/45 (Pre-refunded 4/15/25)
1,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A2	1,142,390
	Aeronautical University, Series 2020A, 4.000%, 10/15/39
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	8,218,366
	University Inc. Project, Series 2015, 5.000%, 6/01/45
281,260	Total Florida			314,760,096
	Georgia – 3.7% (2.4% of Total Investments)
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	A+	7,286,828
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	3,938,526
2,040	5.000%, 11/01/35 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	2,363,116
1,755	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	1,797,699
	FGIC Insured
2,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	2,374,540
	Wellstar Health System, Series 2017A, 5.000%, 4/01/42
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	A1	6,617,528
	Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
4,330	5.000%, 4/01/42	4/27 at 100.00	A	5,140,879
13,670	5.000%, 4/01/47	4/27 at 100.00	A	16,150,421
5,485	4.000%, 4/01/50	4/30 at 100.00	A	6,198,379
29,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	33,011,860
	Project, Series 2019A, 4.000%, 7/01/49
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA (4)	14,643,051
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
	(Pre-refunded 2/15/25)
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	8,866,800
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.250%, 2/15/45
3,565	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	4,260,496
	2019A, 5.000%, 1/01/63
3,500	Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/46 (WI/DD, Settling 11/04/21)	7/31 at 100.00	AA	4,130,840
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	12,251,140
	Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	No Opt. Call	AA+	1,661,445
	2005, 5.250%, 2/01/27 – BHAC Insured
	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,860	5.000%, 5/15/43	5/29 at 100.00	A3	2,216,543
8,000	5.000%, 5/15/49	No Opt. Call	A3	11,567,200
7,905	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	8,920,239
	Series 2015A, 5.000%, 7/01/60
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds,
	Series 2021A:
1,000	5.000%, 1/01/56	1/30 at 100.00	BBB+	1,204,690
1,675	5.000%, 1/01/62 – AGM Insured	1/30 at 100.00	BBB+	2,030,368
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	9,275,045
	Series 2015, 5.000%, 10/01/40
7,000	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	8,047,550
	Project, Series 2019A, 4.000%, 7/01/44
675	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation	10/29 at 100.00	AA–	792,275
	Certificates, Refunding Series 2019A, 4.000%, 10/01/38
150,485	Total Georgia			174,747,458

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.1% (0.1% of Total Investments)
$ 4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	$ 4,401,568
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Hawaii – 0.0% (0.0% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	294,616
	University, Series 2013A, 6.875%, 7/01/43
	Idaho – 0.1% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A3	2,138,084
	Series 2012A, 5.000%, 3/01/47
2,420	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood	11/21 at 101.00	Aaa	2,455,574
	Terrace Project, Series 2002A-1, 7.250%, 3/20/37
4,530	Total Idaho			4,593,658
	Illinois – 15.7% (10.1% of Total Investments)
	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue
	Bonds, Series 2018A:
1,000	5.000%, 4/01/34 – AGM Insured	4/28 at 100.00	A2	1,216,680
285	5.000%, 4/01/37 – AGM Insured	4/28 at 100.00	A2	343,647
1,370	5.000%, 4/01/38 – AGM Insured	4/28 at 100.00	A2	1,649,220
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding
	Series 2002B:
4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	3,646,730
4,000	0.010%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,988,920
11,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	13,239,490
	Series 2016, 6.000%, 4/01/46
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	Ba3	2,949,026
	Series 2011A, 5.000%, 12/01/41
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	5,914,750
	Refunding Series 2017G, 5.000%, 12/01/34
6,920	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	8,200,823
	Refunding Series 2018D, 5.000%, 12/01/46
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	13,710,115
	Series 2016A, 7.000%, 12/01/44
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,171,542
	Series 2016B, 6.500%, 12/01/46
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	30,168,575
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2021A:
1,500	5.000%, 12/01/38	12/30 at 100.00	BB	1,835,865
1,750	5.000%, 12/01/40	12/30 at 100.00	BB	2,131,973
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB	1,151,720
	Tax Revenues, Series 1999A, 5.500%, 12/01/26 – NPFG Insured
3,225	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	3,614,032
	Series 2020A, 4.000%, 12/01/55
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A2 (4)	5,808,776
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	10,535,411
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	BBB–	32,637,003
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	BBB–	21,905,114
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	12,831,615
4,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/40	1/29 at 100.00	BBB–	4,727,320

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	$ 5,039,750
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	5,331,550
	City Colleges, Series 2013, 5.250%, 12/01/43
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,191,830
	City Colleges, Series 2017, 5.000%, 12/01/47
3,500	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	6/28 at 100.00	Aa2	3,940,335
	2018A, 4.000%, 12/01/43
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002.RMKT:
2,750	3.900%, 11/01/36	11/27 at 102.00	A	3,135,770
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,789,183
3,215	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident	10/30 at 100.00	BBB+	3,562,381
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020, 4.000%, 10/01/55
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012,	6/22 at 100.00	Aa3 (4)	5,160,761
	5.000%, 6/01/42 (Pre-refunded 6/01/22)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
3,500	5.000%, 2/15/32	2/27 at 100.00	Aa2	4,198,740
55	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	63,823
1,200	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	1,392,492
25,880	4.000%, 2/15/41	2/27 at 100.00	Aa2	28,987,153
1,000	5.000%, 2/15/41	2/27 at 100.00	Aa2	1,187,810
2,000	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A,	8/31 at 100.00	BBB+	2,242,600
	4.000%, 8/01/46
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%,	9/22 at 100.00	AA+ (4)	4,367,454
	9/01/38 (Pre-refunded 9/01/22)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	9,885,837
11,030	5.000%, 9/01/42 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	12,461,804
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%,	5/22 at 100.00	A1 (4)	2,983,332
	5/15/43 (Pre-refunded 5/15/22)
16,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	18,904,967
	5.000%, 12/01/40
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender	8/22 at 100.00	Aa2	1,266,815
	Option Bond Trust 2015-XF0076, 17.967%, 8/15/37, 144A (IF)
13,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	15,591,039
	5.000%, 11/15/45
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	2,360,969
	2013A, 6.000%, 7/01/43
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	4,728,248
	Refunding Series 2015C, 5.000%, 8/15/44
5,410	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/27 at 100.00	A+	6,331,702
	Inc., Series 2017A, 5.000%, 3/01/47
8,760	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Fixed Period Series	8/31 at 100.00	AA–	10,193,574
	2021A, 4.000%, 8/15/48
	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB–	2,741,650
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB–	3,277,170
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/34	12/27 at 100.00	BBB–	5,851,300
1,175	5.000%, 12/01/35	12/27 at 100.00	BBB–	1,372,882
5,420	5.000%, 12/01/39	12/27 at 100.00	BBB–	6,279,937

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,600	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/32	2/24 at 100.00	BBB–	$ 1,754,832
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB–	2,019,273
3,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	4,170,943
	Illinois State, General Obligation Bonds, May Series 2018A:
17,000	6.000%, 5/01/26	No Opt. Call	BBB–	20,598,900
4,485	6.000%, 5/01/27	No Opt. Call	BBB–	5,570,998
	Illinois State, General Obligation Bonds, May Series 2020:
1,115	5.500%, 5/01/30	No Opt. Call	BBB–	1,426,576
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	6,585,998
2,515	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/23	No Opt. Call	BBB–	2,736,898
9,710	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	11,511,982
2,500	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/25	3/22 at 100.00	BBB–	2,537,900
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	2,188,866
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,294,477
	5.000%, 1/01/38
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	A1	8,762,720
6,500	5.000%, 1/01/39	1/24 at 100.00	A1	7,115,225
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	11,481,644
	5.000%, 1/01/40
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	10,287,330
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2017A,	1/28 at 100.00	A1	11,951,400
	5.000%, 1/01/42
13,185	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	A1	16,485,865
	5.000%, 1/01/45
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,349,786
	2015-XF0052, 17.687%, 1/01/38, 144A (IF)
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%,	No Opt. Call	BBB–	13,146,074
	11/01/26 – FGIC Insured
1,740	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation	No Opt. Call	A2	1,740,000
	Refunding Bonds, Series 2001B, 0.000%, 11/01/21 – AGM Insured
3,125	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	3,437,125
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/45 – AGM Insured
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	Baa2	17,925,081
	General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	5,145,500
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
2,350	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BB+	2,777,324
	Bonds, Refunding Series 2020A, 5.000%, 6/15/50
8,800	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	10,035,696
	Bonds, Series 2015A, 5.500%, 6/15/53
4,750	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	5,489,813
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	17,164,950
5,355	0.010%, 6/15/46 – AGM Insured	No Opt. Call	BB+	2,698,063
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
5,010	0.000%, 12/15/21 – NPFG Insured (ETM)	No Opt. Call	BB+ (4)	5,008,046
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	23,738,686
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	12,936,684

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
$ 410	5.500%, 12/15/23 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	$ 417,880
2,025	5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	BB+ (4)	2,127,951
2,170	5.500%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	2,355,730
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,420	5.700%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	1,481,642
5,080	5.700%, 6/15/25	6/22 at 101.00	BB+	5,300,523
8,000	5.750%, 6/15/26 – NPFG Insured	6/22 at 101.00	BB+	8,349,760
1,115	5.750%, 6/15/27	6/22 at 101.00	BB+	1,163,748
4,610	5.750%, 6/15/27 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	4,811,549
195	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	170,996
3,505	0.000%, 6/15/30	No Opt. Call	BBB+	2,941,992
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	20,202,560
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BB+	2,214,787
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	7,541,883
6,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	7,882,282
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	18,780,581
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	3,042,555
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	4,715,948
	Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,562,750
7,000	5.000%, 3/01/31	3/25 at 100.00	A3	7,970,550
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	2,195,340
	6.250%, 10/01/38
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,766,373
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
165	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	164,457
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	776,662
2,385	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A	2,369,092
701,165	Total Illinois			736,583,451
	Indiana – 2.8% (1.8% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	6,581,520
	Project, Series 2014, 5.000%, 10/01/44
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,
	Series 2012A:
5,000	4.000%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,278,600
5,420	5.000%, 5/01/42 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,802,923
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,428,700
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation
	Group, Refunding 2015A:
1,875	4.000%, 12/01/40	6/25 at 100.00	AA	2,069,775
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,877,768
1,150	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	1,303,583
	Series 2020A, 4.000%, 7/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana	3/22 at 100.00	AA– (4)	$ 8,766,699
	Obligated Group, Series 2012, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	12,923,240
	First Lien Green Series 2016A, 5.000%, 10/01/46
4,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/30 at 100.00	Aa3	4,913,832
	First Lien Green Series 2020A, 4.000%, 10/01/45
3,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/31 at 100.00	A1	3,603,780
	Refunding First Lien Series 2021-1, 4.000%, 10/01/40
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	5,206,250
	Series 2012A, 5.000%, 10/01/37
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	14,740,143
	Series 2014A, 5.000%, 10/01/44
5,130	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/26 at 100.00	A+	6,026,929
	First Lien Series 2016A, 5.000%, 10/01/46
1,255	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc.	11/21 at 100.00	N/R (4)	1,259,895
	Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)
14,100	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	16,680,300
	2016A, 5.000%, 1/01/42
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA–	9,052,871
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	9,207,618
1,580	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage	No Opt. Call	A2	1,450,819
	Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured
118,770	Total Indiana			130,175,245
	Iowa – 0.9% (0.6% of Total Investments)
3,275	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement	9/28 at 102.00	N/R	3,451,621
	Community Project, Refunding Series 2021, 5.000%, 9/01/51
16,130	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B+	17,384,914
	Company Project, Series 2013, 5.250%, 12/01/25
2,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,927,231
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
3,085	Iowa Finance Authority, Senior Housing Revenue Bonds, Northcrest Inc. Project, Series	3/24 at 103.00	BB+	3,314,925
	2018A, 5.000%, 3/01/48
8,265	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	1,403,562
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
1,095	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Class 1	6/31 at 100.00	BBB+	1,217,366
	Series 2021A-2, 4.000%, 6/01/49
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note
	Series 2016:
4,700	5.000%, 12/01/36	12/26 at 100.00	A–	5,394,002
5,990	5.000%, 12/01/41	12/26 at 100.00	A–	6,822,670
45,230	Total Iowa			41,916,291
	Kansas – 0.3% (0.2% of Total Investments)
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail	11/22 at 100.00	A2	2,098,620
	Health Care Inc., Series 2013J, 5.000%, 11/15/38
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	3,076,410
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
3,700	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series	4/26 at 100.00	AA	4,325,374
	2018A, 5.000%, 4/01/38 – BAM Insured
5,270	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	6,337,965
	5.000%, 7/01/43
13,970	Total Kansas			15,838,369

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.9% (0.5% of Total Investments)
$ 6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton	No Opt. Call	Baa2	$ 5,219,264
	Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BBB–	1,514,656
	Health, Refunding Series 2017A, 5.000%, 6/01/37
4,625	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	5,524,239
	Series 2019A-2, 5.000%, 8/01/49
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
5,000	0.000%, 7/01/43 (5)	7/31 at 100.00	Baa2	6,126,000
8,610	0.000%, 7/01/46 (5)	7/31 at 100.00	Baa2	10,570,927
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
2,655	5.750%, 7/01/49 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	2,898,225
430	6.000%, 7/01/53 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	470,949
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health
	Initiatives, Series 2012A:
2,980	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (4)	3,062,159
3,000	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	3,082,710
1,380	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,561,746
	Project, Series 2019A, 4.000%, 5/01/44
35,990	Total Kentucky			40,030,875
	Louisiana – 3.0% (1.9% of Total Investments)
6,860	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	7,193,533
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
5,500	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	6,332,040
	4.000%, 2/01/45
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	2,278,576
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
4,000	5.000%, 5/15/42	5/27 at 100.00	A3	4,704,680
22,625	5.000%, 5/15/46	5/27 at 100.00	A3	26,587,995
22,975	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	26,156,808
	Project, Series 2020A, 4.000%, 5/15/49
4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	4,546,280
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties	7/26 at 100.00	A3	1,904,214
	LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/46
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2016:
20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	22,817
2,345	4.000%, 5/15/36	5/26 at 100.00	A3	2,591,999
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	23,705
1,975	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	2,214,488
	Series 2015, 5.000%, 5/15/47
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	14,565,626
	2013A, 5.000%, 7/01/36
1,015	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series	11/27 at 100.00	AA–	1,224,060
	2017C, 5.000%, 5/01/45
12,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	13,564,200
	Project, Series 2015A, 5.000%, 1/01/45
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	5,918,900
	Project, Series 2017A, 5.000%, 1/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	$ 7,019,030
	6/01/44 (Pre-refunded 6/01/24)
4,000	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities,	4/28 at 100.00	A2	4,701,120
	Refunding Series 2018A, 5.000%, 4/01/48 – AGM Insured
5,000	Saint Tammany Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, St.	7/28 at 100.00	AA–	5,994,300
	Tammany Parish Hospital Project, Refunding Series 2018A, 5.000%, 7/01/48
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	1,563,711
122,125	Total Louisiana			139,108,082
	Maine – 0.6% (0.4% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1 (4)	7,548,030
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	7,215,894
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
3,440	5.000%, 7/01/43	7/28 at 100.00	A+	4,137,116
2,935	5.000%, 7/01/48	7/28 at 100.00	A+	3,508,499
750	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2021A,	7/31 at 100.00	A1	871,620
	4.000%, 7/01/46 – AGM Insured
2,430	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2020, 4.000%, 7/01/45	7/30 at 100.00	AA–	2,819,699
22,855	Total Maine			26,100,858
	Maryland – 1.1% (0.7% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
3,260	5.000%, 9/01/35	9/27 at 100.00	CCC	3,468,347
1,000	5.000%, 9/01/39	9/27 at 100.00	CCC	1,057,340
1,645	5.000%, 9/01/46	9/27 at 100.00	CCC	1,729,372
8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	A+	10,324,337
275	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/30 at 100.00	Baa1	312,653
	Health System Issue; Series 2020, 4.000%, 7/01/50
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A (4)	3,612,770
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	4,477,080
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
17,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &	5/28 at 100.00	AA–	20,616,070
	Revitalization Program, Series 2018A, 5.000%, 5/01/42
1,250	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/31 at 100.00	Aa2	1,609,225
	Series 2021A, 5.000%, 7/01/46
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015,	6/25 at 100.00	AA–	2,300,100
	5.000%, 12/01/44
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,244,921
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
2,250	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	B–	2,416,792
	5.000%, 11/01/47
45,940	Total Maryland			53,169,007
	Massachusetts – 1.4% (0.9% of Total Investments)
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A (4)	1,375,375
	Obligated Group, Series 2013, 5.250%, 11/15/41 (Pre-refunded 11/15/23)
435	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	528,399
	2019A, 5.000%, 6/01/39
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	1,048,342
	Green Bonds, Series 2015D, 5.000%, 7/01/44

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 11,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	$ 13,519,044
	2016BB-1, 5.000%, 10/01/46
3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	4,338,177
	2018J-2, 5.000%, 7/01/53
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A	1,295,888
	Issue, Series 2016N, 5.000%, 12/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,070	4.500%, 1/01/45	1/25 at 100.00	Baa2	2,218,191
8,800	5.000%, 1/01/45	1/25 at 100.00	Baa2	9,645,944
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,917,890
	5.000%, 11/01/43
4,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	1/28 at 100.00	AA–	4,598,080
	Issue, Series 2017S-1, 4.000%, 7/01/35
805	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	BBB+	1,009,695
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/50
1,725	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	2,058,235
	5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,546,152
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,721,300
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,549,200
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	7,341,304
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender
	Option Bond Trust 2016-XF2223,
1,323	9.396%, 8/15/24 (Pre-refunded 8/15/22), 144A (IF)	8/22 at 100.00	N/R (4)	1,421,185
6,177	9.396%, 8/15/24, 144A (IF)	8/22 at 100.00	Aa2	6,638,465
59,080	Total Massachusetts			67,770,866
	Michigan – 15.1% (9.7% of Total Investments)
315	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	351,657
	Series 2019, 5.000%, 11/01/34
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa3	936,751
	School Building & Site Series 2015, 5.000%, 5/01/24
4,150	Bloomfield Hills Schools, Oakland County, Michigan, General Obligation Bonds, School	5/30 at 100.00	Aa1	4,876,623
	Building & Site Series 2020, 4.000%, 5/01/50
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	1,070,805
	5.000%, 5/01/28
1,000	Boyne City Public School District, Charlevoix and Antrim Counties, Michigan, General	5/30 at 100.00	AA	1,179,500
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/39 – AGM Insured
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	5,227,587
	Building & Site Series 2017I, 5.000%, 5/01/47
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,252,552
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
6,525	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/30 at 100.00	AA	7,578,070
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/50
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	A+	1,355,676
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	11/21 at 100.00	B	932,120
	5.250%, 11/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	Ba1	$ 2,255,820
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,851,836
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (4)	5,515,750
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	3,412,810
	5.500%, 7/01/29 – NPFG Insured
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	11/21 at 100.00	A+	15,056
	2004A, 5.000%, 7/01/34 – AGM Insured
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	2,038,011
	2018, 5.000%, 4/01/43 – AGM Insured
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	A2	1,299,859
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	A2	2,668,635
11,165	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	12,449,198
	AGM Insured
1,045	Ferndale Public School District, Oakland County, Michigan, General Obligation Bonds,	5/31 at 100.00	AA	1,246,257
	Refunding Series 2021A, 4.000%, 5/01/42
	Ferris State University, Michigan, General Revenue Bonds, Series 2020A:
1,000	4.000%, 10/01/39	10/29 at 100.00	A+	1,158,360
350	4.000%, 10/01/40	10/29 at 100.00	A+	404,687
	Genesee County, Michigan, Sewage Disposal System Revenue Bonds, Interceptors & Treatment
	Facilties, Series 2020A:
200	4.000%, 6/01/36 – BAM Insured	6/29 at 100.00	AA	229,000
200	4.000%, 6/01/37 – BAM Insured	6/29 at 100.00	AA	228,458
200	4.000%, 6/01/38 – BAM Insured	6/29 at 100.00	AA	228,016
200	4.000%, 6/01/39 – BAM Insured	6/29 at 100.00	AA	227,546
220	4.000%, 6/01/40 – BAM Insured	6/29 at 100.00	AA	249,863
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,659,004
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,933,760
8,260	0.000%, 12/01/23	No Opt. Call	AAA	8,196,233
8,575	0.000%, 12/01/24	No Opt. Call	AAA	8,437,800
8,900	0.000%, 12/01/25	No Opt. Call	AAA	8,637,895
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,863,260
100	0.000%, 12/01/27	No Opt. Call	AAA	93,458
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,855,515
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding
	School Building & Site Series 2016:
4,205	5.000%, 5/01/28 – AGM Insured	5/26 at 100.00	A3	4,969,343
1,000	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	A3	1,163,030
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	A3	1,240,580
1,100	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	A3	1,350,987
1,850	5.000%, 11/01/43 – AGM Insured	5/29 at 100.00	A3	2,254,317
	Grand Rapids, Kent County, Michigan, Santiary Sewer System Revenue Bonds, Improvement &
	Refunding Series 2020:
2,000	5.000%, 1/01/45	1/30 at 100.00	AA	2,491,300
1,000	4.000%, 1/01/50	1/30 at 100.00	AA	1,148,200
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,101,960
1,000	5.000%, 1/01/33 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,101,960
1,000	5.000%, 1/01/34 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,101,960
1,855	5.000%, 1/01/44 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	2,044,136

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
$ 2,500	5.000%, 1/01/43	1/28 at 100.00	AA	$ 2,983,525
1,055	5.000%, 1/01/48	1/28 at 100.00	AA	1,251,947
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2020:
2,400	5.000%, 1/01/40 (UB) (6)	1/30 at 100.00	AA	3,022,800
1,870	5.000%, 1/01/45 (UB) (6)	1/30 at 100.00	AA	2,329,365
3,000	5.000%, 1/01/50 (UB) (6)	1/30 at 100.00	AA	3,720,270
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	A1	2,101,100
1,995	5.000%, 7/01/39	7/28 at 100.00	A1	2,423,446
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	562,950
	5.000%, 12/01/28
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A2	1,192,664
	Second Lien Series 2016C, 5.000%, 7/01/32
	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien
	Series 2016C:
6,245	5.000%, 7/01/32	7/26 at 100.00	A1	7,430,051
10,000	5.000%, 7/01/35	7/26 at 100.00	A1	11,882,400
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series	7/26 at 100.00	A1	32,568,367
	2016A, 5.000%, 7/01/46
	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation
	Bonds, School Building & Site Series 2020-I:
2,040	4.000%, 5/01/45	5/30 at 100.00	AA	2,380,517
7,615	4.000%, 5/01/49	5/30 at 100.00	AA	8,850,991
1,265	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017,	5/27 at 100.00	Aa3	1,532,750
	5.000%, 5/01/30
1,675	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series	4/27 at 100.00	AA+	2,028,040
	2017, 5.000%, 4/01/30
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,193,950
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,719,507
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,905,823
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	1,999,354
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	AAA	1,163,785
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	3,911,590
	5.000%, 1/01/31
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31 (Pre-refunded 1/15/22)	1/22 at 100.00	Aa3 (4)	5,554,065
2,000	5.000%, 1/15/42 (Pre-refunded 1/15/22)	1/22 at 100.00	Aa3 (4)	2,019,660
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
1,000	5.000%, 10/01/25 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (4)	1,090,660
1,020	5.000%, 10/01/26 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (4)	1,112,473
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,855,367
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,729,120
7,100	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	8,755,223
	5.000%, 7/01/48
9,600	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2021A,	7/31 at 100.00	AA–	12,321,408
	5.000%, 7/01/51

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
$ 2,085	5.000%, 5/01/38	5/26 at 100.00	AA	$ 2,441,869
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,561,812
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Unlimited
	Tax, Series 2019:
1,325	5.000%, 5/01/40	5/29 at 100.00	AA	1,634,003
1,000	5.000%, 5/01/41	5/29 at 100.00	AA	1,230,540
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,333,342
	Bonds, Series 2013A, 5.950%, 2/01/42
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
75	5.000%, 7/01/32	7/26 at 100.00	AA–	88,919
500	5.000%, 7/01/33	7/26 at 100.00	AA–	592,800
1,500	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,819,395
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of
	Wayne, Second Lien Refunding Series 2020:
12,980	4.000%, 11/01/50	11/30 at 100.00	Aa3	14,910,386
10,000	4.000%, 11/01/55	11/30 at 100.00	Aa3	11,399,000
18,875	4.000%, 11/01/55	11/30 at 100.00	Aa3	21,714,555
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A3	4,261,355
	College Project, Refunding Series 2018, 5.000%, 12/01/43
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+	1,991,695
	Refunding Series 2015A, 5.000%, 8/01/32
5,505	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R (4)	5,657,709
	Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)
9,195	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	10,308,882
	2019A, 4.000%, 11/15/50
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+ (4)	5,434,085
	Refunding Series 2014, 5.000%, 6/01/39 (Pre-refunded 6/01/24)
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+	4,252,889
	Series 2013, 5.000%, 8/15/31
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A	6,857,557
	Series 2015, 5.000%, 11/15/45
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A	3,128,940
	2012, 5.000%, 11/15/42
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,178,740
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,261,920
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	12,332,124
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A2	5,354,814
1,070	5.000%, 7/01/35	7/25 at 100.00	A2	1,227,804
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	A1	1,670,820
1,625	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	A1	1,806,870
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	N/R (4)	1,341,652
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	(Pre-refunded 7/01/22)
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
175	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (4)	208,506
11,825	5.000%, 12/01/45	6/26 at 100.00	AA–	13,896,267

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 12,520	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/27 at 100.00	AA–	$ 14,376,215
	Refunding Series 2017A-MI, 4.000%, 12/01/36
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	2,307,759
	Refunding Series 2017MI, 5.000%, 12/01/30
6,835	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	7,811,516
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A+	1,047,670
1,000	5.000%, 11/01/26	11/22 at 100.00	A+	1,047,570
3,750	5.000%, 11/01/42	11/22 at 100.00	A+	3,914,887
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
70	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	70,265
9,965	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	10,003,963
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	3,084,120
	2015MI, 5.000%, 12/01/31 (Pre-refunded 6/01/22)
1,135	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	1,184,951
	5.000%, 10/01/32 (Pre-refunded 10/01/22)
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
1,955	5.000%, 10/01/22	No Opt. Call	AAA	2,041,235
3,200	5.000%, 10/01/25 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	3,340,832
11,730	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB+	14,632,119
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
10,330	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	11,632,716
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA (4)	1,756,516
	4.625%, 10/01/41 (Pre-refunded 4/01/22)
1,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D,	4/22 at 100.00	AA (4)	1,015,680
	4.000%, 10/01/42 (Pre-refunded 4/01/22)
220	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	11/21 at 100.00	N/R	220,330
	Montessori Academy, Series 2007, 6.500%, 12/01/37
	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A:
1,900	5.000%, 1/01/27	1/22 at 100.00	BBB+	1,913,148
5,845	5.000%, 1/01/43	1/22 at 100.00	BBB+	5,882,174
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	AA–	2,006,068
	2013-I-A, 5.000%, 10/15/29
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
2,085	5.000%, 4/15/31 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	2,451,751
14,915	5.000%, 4/15/31	10/25 at 100.00	AA–	17,375,528
5,615	5.000%, 4/15/38	10/25 at 100.00	AA–	6,508,010
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	AA–	2,905,600
	2016-I, 5.000%, 10/15/46
1,505	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s	11/21 at 100.00	N/R (4)	1,627,703
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
3,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (4)	3,083,610
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	8,379,158
4,165	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	5,075,136
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	Aa2	2,213,601
	5.000%, 11/15/29
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	AA	4,015,400
	5.000%, 12/01/22
15,330	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B, 4.000%,	11/30 at 100.00	Aa2	17,885,204
	11/15/45 (UB) (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State, Trunk Line Fund Bonds, Series 2011:
$ 4,790	Mona Shores Public Schools, Muskegon County, Michigan, General Obligation Bonds, School	5/29 at 100.00	Aa1	$ 5,831,442
	Building & Site Series 2019I, 5.000%, 5/01/48
7,500	Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School	5/30 at 100.00	AA	9,315,525
	Building & Site Series 2020I, 5.000%, 5/01/50 (UB) (6)
500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa2	514,455
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,246,156
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,578,852
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	2,012,855
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A	488,908
650	5.000%, 12/01/35	6/28 at 100.00	A	791,869
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	5,861,036
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	6,239,106
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	11/21 at 100.00	A–	501,845
1,500	5.625%, 10/01/40	11/21 at 100.00	A–	1,505,925
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+	5,916,870
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39
1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA	1,826,556
	Series 2018, 5.000%, 4/01/43
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A	955,565
	2016A, 5.000%, 7/01/35
1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	1,584,369
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	637,323
	Series 2015, 5.000%, 5/01/26
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	2,427,640
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,424,040
1,065	5.000%, 4/01/36	4/27 at 100.00	AAA	1,288,064
2,000	5.000%, 4/01/42	4/27 at 100.00	AAA	2,399,960
5,000	5.000%, 4/01/47	4/27 at 100.00	AAA	5,976,250
7,200	5.000%, 4/01/47 (UB) (6)	4/27 at 100.00	AAA	8,605,800
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,427,800
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (UB) (6)	4/26 at 100.00	AAA	6,707,656
2,400	5.000%, 4/01/46 (UB) (6)	4/26 at 100.00	AAA	2,802,864
2,150	University of Michigan, General Revenue Bonds, Series 2020A, 4.000%, 4/01/45	4/30 at 100.00	AAA	2,518,381
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1 (4)	1,750,064
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40 (Pre-refunded 11/01/23)
2,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/29 at 100.00	Aa1	2,486,500
	Bonds, School Building & Site Series 2019, 5.000%, 5/01/49
2,500	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/30 at 100.00	Aa1	3,169,050
	Bonds, School Building & Site Series 2020, 5.000%, 5/01/45
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A–	1,212,620
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	4,194,720
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A–	2,549,668
	County Airport, Series 2015D, 5.000%, 12/01/45

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	A+	$ 4,025,896
5,000	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	A+	6,022,450
2,810	Wayne State University, Michigan, General Revenue Bonds, Series 2019A, 5.000%, 11/15/35	11/29 at 100.00	A+	3,524,780
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	A1	3,109,917
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 (Pre-refunded 11/15/23) – AGM Insured	11/23 at 100.00	Aa3 (4)	826,035
4,250	5.000%, 11/15/39 (Pre-refunded 11/15/23) – AGM Insured	11/23 at 100.00	Aa3 (4)	4,659,275
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	A	1,706,355
850	5.000%, 11/15/45	5/25 at 100.00	A	966,934
3,335	Western Michigan University, General Revenue Bonds, Refunding Series 2019A, 5.000%, 11/15/49	11/29 at 100.00	A	4,065,832
700	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	767,970
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 –	10/25 at 100.00	AA	3,094,524
	BAM Insured
626,400	Total Michigan			709,707,756
	Minnesota – 2.5% (1.6% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	302,177
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
3,565	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba	6/29 at 100.00	N/R	3,514,377
	Twin Lakes STEM Academy Project, Series 2021A, 5.250%, 6/15/56
730	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba	6/29 at 100.00	N/R	753,791
	Twin Lakes STEM Academy Project, Taxable Series 2021B, 6.000%, 6/15/31
350	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley	9/26 at 102.00	N/R	346,024
	Care Center Project, Refunding Series 2019, 4.000%, 9/01/39
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project,	10/24 at 102.00	N/R	4,221,711
	Series 2016, 5.000%, 10/01/41
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,
	Walker Highview Hills LLC Project, Refunding Series 2016A:
2,130	3.500%, 8/01/25, 144A	8/22 at 100.00	N/R	2,154,325
1,000	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,015,360
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
3,750	5.000%, 2/15/48	2/28 at 100.00	A–	4,409,512
8,250	5.000%, 2/15/53	2/28 at 100.00	A–	9,682,612
5,240	5.250%, 2/15/53	2/28 at 100.00	A–	6,302,200
5,500	5.000%, 2/15/58	2/28 at 100.00	A–	6,455,075
9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	11,028,869
	School Building Series 2018A, 4.000%, 2/01/41
2,800	Itasca County Independent School District 318, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,133,872
	Series 2018A, 4.000%, 2/01/37
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
2,530	4.000%, 11/15/48	11/28 at 100.00	A3	2,831,019
3,395	5.000%, 11/15/49	11/28 at 100.00	A3	4,077,463
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Senior Lien Series 2016C:
3,500	5.000%, 1/01/41	1/27 at 100.00	A+	4,150,370
5,000	5.000%, 1/01/46	1/27 at 100.00	A+	5,925,400
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,
	Series 2021A:
265	3.000%, 8/01/35	8/31 at 100.00	Aa2	289,677
280	3.000%, 8/01/37	8/31 at 100.00	Aa2	303,646

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 650	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	Aa2	$ 710,528
	Series 2021B, 3.000%, 8/01/35
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,
	Series 2021C:
1,000	4.000%, 8/01/38	8/31 at 100.00	Aa2	1,205,860
1,500	4.000%, 8/01/43	8/31 at 100.00	Aa2	1,771,275
2,855	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	3,338,922
4,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/29 at 100.00	A2	4,515,600
	2019, 4.000%, 5/01/49
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/30 at 100.00	BB+	1,169,320
	Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/40
5,850	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/26 at 100.00	BB+	6,698,542
	Bonds, Hmong College Prep Academy Project, Series 2016A, 6.000%, 9/01/51
4,170	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/24 at 102.00	BB+	4,363,571
	Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	3,450,630
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
595	4.000%, 11/15/35	11/27 at 100.00	A3	676,765
1,470	4.000%, 11/15/43	11/27 at 100.00	A3	1,659,292
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC	9/27 at 100.00	N/R	884,791
	Project, Refunding Series 2017, 5.000%, 9/01/42
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc., Series 2015A:
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	4,222,831
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	6,243,212
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,
	Refunding Series 2019:
300	5.000%, 8/01/32	8/24 at 102.00	N/R	324,381
150	5.000%, 8/01/33	8/24 at 102.00	N/R	162,023
250	5.000%, 8/01/35	8/24 at 102.00	N/R	269,620
600	4.000%, 8/01/39	8/24 at 102.00	N/R	627,720
2,000	5.000%, 8/01/49	8/24 at 102.00	N/R	2,136,540
101,565	Total Minnesota			115,328,903
	Mississippi – 0.3% (0.2% of Total Investments)
11,465	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University of	6/27 at 100.00	Aa2	12,639,475
	Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A, 4.000%, 6/01/47
	Missouri – 4.5% (2.9% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2 (4)	2,698,766
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	(Pre-refunded 10/01/22)
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	Ba1	2,671,997
4,590	5.000%, 8/01/35	8/26 at 100.00	Ba1	5,209,099
640	4.000%, 8/01/38	8/26 at 100.00	Ba1	687,482
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,
	Hannibal Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42	10/27 at 100.00	BBB+	3,357,812
1,000	5.000%, 10/01/47	10/27 at 100.00	BBB+	1,166,660
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A2	7,639,403
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	A2	4,208,150

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
$ 2,475	4.000%, 1/01/38	1/28 at 100.00	AA	$ 2,871,297
4,470	4.000%, 1/01/42	1/28 at 100.00	AA	5,172,192
1,585	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series	4/31 at 100.00	A2	2,012,902
	2021A, 5.000%, 4/01/39
2,700	Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport	11/29 at 100.00	N/R	2,855,439
	Plaza Redevelopment Area, Series 2020, 4.125%, 11/01/38
5,385	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/30 at 100.00	AA+	6,756,129
	Series 2020B, 5.000%, 5/01/49
3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	7/27 at 102.00	A	3,208,950
	Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,579,392
	Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/35
5,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	5,715,600
	Saint Luke’s Health System, Inc., Series 2020, 4.000%, 11/15/50
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/27 at 100.00	A1	1,668,282
	Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	12,682,287
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
3,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	3,956,881
	BJC Health System, Series 2015A, 4.000%, 1/01/45
2,305	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/31 at 100.00	AA	2,674,422
	BJC Health System, Series 2021A, 4.000%, 7/01/46
1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	1,636,275
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory
	Put 1/01/46)
14,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	15,674,540
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory
	Put 1/01/48) (UB) (6)
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	18,728,288
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2019A:
4,165	4.000%, 11/15/44	5/29 at 100.00	A2	4,725,442
4,220	4.000%, 11/15/49	5/29 at 100.00	A2	4,744,630
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
2,220	5.000%, 11/15/42	11/27 at 100.00	A+	2,644,708
3,000	5.000%, 11/15/47	11/27 at 100.00	A+	3,562,260
25,150	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	28,688,856
	Mercy Health, Series 2020, 4.000%, 6/01/53
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/24 at 100.00	A+	3,239,700
	SSM Health Care, Series 2014A, 4.000%, 6/01/33
10,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	10,997,600
	Hospital, Series 2017A, 4.000%, 5/15/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2014A:
1,540	5.000%, 2/01/35	2/24 at 100.00	BBB	1,647,661
2,000	5.000%, 2/01/44	2/24 at 100.00	BBB	2,130,220
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	1,275,891
	Services Projects, Series 2016A, 5.000%, 2/01/46
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	791,791
	Services Projects, Series 2016B, 5.000%, 2/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 104.00	BBB	$ 1,876,885
	Services Projects, Series 2019A, 5.000%, 2/01/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2019C:
1,500	5.000%, 2/01/42	2/29 at 102.00	BBB	1,812,240
1,000	4.000%, 2/01/48	2/29 at 100.00	BBB	1,107,920
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	A1	563,895
	University, Series 2019A, 4.000%, 10/01/48
7,085	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds,	6/26 at 100.00	A2	8,349,177
	Pairie State Power Project, Refunding Series 2016A, 5.000%, 12/01/34
2,415	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,630,007
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of
	Participation, Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA+	1,879,417
2,535	5.000%, 12/01/32	12/25 at 100.00	AA+	2,966,127
220	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	234,419
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
7,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	8,103,108
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
725	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	715,967
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29
189,165	Total Missouri			209,520,166
	Montana – 0.4% (0.2% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran	5/25 at 102.00	N/R	1,590,832
	Corporation, Series 2017A, 5.250%, 5/15/47
4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	5,733,135
	Regional Medical Center, Series 2018B, 5.000%, 7/01/48
2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System	2/27 at 100.00	A+	3,031,371
	Obligated Group, Refunding Series 2016, 5.000%, 2/15/41
3,310	Montana Facility Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,937,907
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	2,205,841
	Series 2018A, 5.000%, 8/15/48
14,155	Total Montana			16,499,086
	Nebraska – 1.0% (0.7% of Total Investments)
2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	2,721,027
	5.000%, 9/01/42
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,
	Children’s Hospital Obligated Group, Refunding Series 2020A:
1,200	4.000%, 11/15/39	11/30 at 100.00	A1	1,407,204
1,625	4.000%, 11/15/40	11/30 at 100.00	A1	1,900,227
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	5/27 at 100.00	A1	3,528,270
	Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
3,500	5.000%, 11/01/45	11/25 at 100.00	A	4,000,955
1,400	5.000%, 11/01/48	11/25 at 100.00	A	1,581,706
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA (4)	4,160,080
	(Pre-refunded 9/01/22)
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,528,830
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,340,060

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Series 2018:
$ 1,000	5.000%, 7/01/32	7/25 at 100.00	BBB	$ 1,124,870
820	5.000%, 7/01/33	7/25 at 100.00	BBB	921,475
2,000	5.000%, 7/01/34	7/25 at 100.00	BBB	2,244,820
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series	10/26 at 100.00	A	6,042,115
	2016A, 5.000%, 4/01/38
12,500	University of Nebraska Facilities Corporation, Nebraska, Facilities Program Bonds,	7/31 at 100.00	AA	14,489,125
	Series 2021A, 4.000%, 7/15/59
42,925	Total Nebraska			48,990,764
	Nevada – 1.9% (1.2% of Total Investments)
6,030	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	7,127,098
	Series 2017A, 5.000%, 9/01/47
4,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	4,568,240
	Series 2018A, 4.000%, 6/15/37
7,525	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax	6/28 at 100.00	AA+	9,009,080
	Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48
365	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	401,398
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada,
	Refunding Series 2016:
2,300	4.000%, 9/01/26	No Opt. Call	N/R	2,511,324
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,657,934
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,863,091
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	3,126,035
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA	5,671,450
10,000	5.000%, 6/01/33	12/24 at 100.00	AA	11,336,300
6,620	5.000%, 6/01/39	12/24 at 100.00	AA	7,450,479
11,915	5.000%, 6/01/39 (UB) (6)	12/24 at 100.00	AA	13,409,737
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond
	Trust 2015-XF0233:
1,000	18.198%, 12/01/22, 144A (IF)	No Opt. Call	AA	1,501,820
3,995	18.288%, 12/01/22, 144A (IF)	No Opt. Call	AA	5,998,493
1,250	18.299%, 6/01/39, 144A (IF)	12/24 at 100.00	AA	1,877,275
1,250	18.299%, 6/01/39, 144A (IF)	12/24 at 100.00	AA	1,877,275
2,500	18.299%, 6/01/39, 144A (IF)	12/24 at 100.00	AA	3,754,550
4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA	4,208,855
	5.000%, 6/01/42
74,955	Total Nevada			88,350,434
	New Hampshire – 0.2% (0.1% of Total Investments)
1,335	National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint	5/31 at 100.00	AA	1,528,054
	Elizabeth Medical Center, Inc., Series 2021A, 4.000%, 5/01/45
1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord	10/27 at 100.00	A2	1,775,715
	Hospital, Series 2017, 5.000%, 10/01/47
	New Hampshire Health and Education Facilities Authority, Revenue Bonds,
	Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,115	5.000%, 8/01/36	2/28 at 100.00	A	1,356,208
2,935	5.000%, 8/01/37	2/28 at 100.00	A	3,564,881
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	1,714,839
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
7,995	Total New Hampshire			9,939,697

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 6.2% (4.0% of Total Investments)
$ 10,600	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	BBB	$ 12,368,080
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,000	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Montclair	6/27 at 100.00	A2	7,082,640
	Properties LLC, Montclair State University Student Housing Project, Refunding Series 2017,
	5.000%, 6/01/42 – AGM Insured
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB	25,464,701
	Refunding Series 2016BBB, 5.500%, 6/15/30
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2014UU:
5,515	5.000%, 6/15/30	6/24 at 100.00	BBB	6,115,584
935	5.000%, 6/15/40 (Pre-refunded 6/15/24)	6/24 at 100.00	N/R (4)	1,049,294
4,065	5.000%, 6/15/40	6/24 at 100.00	BBB	4,465,890
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB	1,199,980
	2018EEE, 5.000%, 6/15/43
2,550	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	BBB	2,860,896
	Series 2021QQQ, 4.000%, 6/15/50
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/21 at 100.00	Ba1	2,026,100
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack	7/27 at 100.00	AA–	2,991,375
	Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	778,435
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	12,935,934
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/31 at 100.00	AA–	5,807,000
	Health Obligated Group, Series 2021A, 4.000%, 7/01/51
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	789,381
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
3,050	5.000%, 6/15/28	6/26 at 100.00	Baa1	3,589,179
7,795	5.000%, 6/15/29	6/26 at 100.00	Baa1	9,150,473
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	BBB	4,651,400
16,495	0.000%, 12/15/33	No Opt. Call	BBB	12,549,891
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
1,815	0.000%, 12/15/26 – BHAC Insured	No Opt. Call	AA+	1,717,916
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB	8,389,800
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	29,648,740
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB	32,695,650
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB	7,040,800
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	5,485,850
	2010D, 5.000%, 12/15/23
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB (4)	1,029,420
	2012A, 5.000%, 6/15/42 (Pre-refunded 6/15/22)
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	BBB	8,038,125
	2013AA, 5.500%, 6/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB	6,253,700
	2019A, 5.000%, 12/15/32
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	5,569,000
	2019BB, 4.000%, 6/15/44
15,450	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	17,450,311
	2020AA, 4.000%, 6/15/45

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 –	No Opt. Call	A2	$ 16,614,500
	AGM Insured
1,160	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	1,342,700
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
489	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (6)	7/22 at 100.00	A2 (4)	552,337
826	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (6)	7/22 at 100.00	N/R (4)	931,772
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	A2	1,738,995
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%,	No Opt. Call	Aa3	2,910,090
	9/01/25 – NPFG Insured
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	2,142,880
910	5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	975,010
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	4,758,711
	Series 2020A, 5.000%, 11/01/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
10,355	5.000%, 6/01/46	6/28 at 100.00	BBB+	12,046,179
4,710	5.250%, 6/01/46	6/28 at 100.00	BBB+	5,582,339
2,615	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	3,010,205
	Bonds, Series 2018B, 5.000%, 6/01/46
295,035	Total New Jersey			291,801,263
	New Mexico – 0.2% (0.1% of Total Investments)
7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	8,652,068
	Healthcare Services, Series 2019A, 4.000%, 8/01/48
	New York – 9.0% (5.8% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	3,545,920
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
900	5.000%, 7/01/50 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	1,045,107
11,930	5.000%, 7/01/50	7/25 at 100.00	BBB+	13,531,006
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/22 at 100.00	AA– (4)	3,302,752
	2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/23 at 100.00	AA– (4)	4,317,320
	2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	1,191,020
	Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2015B Group C:
5	5.000%, 2/15/36 (Pre-refunded 2/15/25)	2/25 at 100.00	N/R (4)	5,742
14,070	5.000%, 2/15/36	2/25 at 100.00	Aa2	15,953,973
12,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa2	15,407,375
	General Purpose, Series 2019A. Bidding Group 1,2,3,4, 5.000%, 3/15/45
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
9,000	4.000%, 2/15/47	2/30 at 100.00	Aa2	10,347,390
10,915	5.000%, 2/15/48	2/30 at 100.00	Aa2	13,424,686
17,000	4.000%, 2/15/49	2/30 at 100.00	Aa2	19,485,230
10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	11,558,500
	General Purpose, Series 2020A. Bidding Group 1 thru 5, 4.000%, 3/15/48
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	13,916,300
	Series 2005, 5.250%, 10/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
$ 1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	$ 1,122,529
780	5.000%, 9/01/44	9/24 at 100.00	A	868,140
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,242,400
	2018, 5.000%, 9/01/37
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
345	5.000%, 9/01/42	9/22 at 100.00	A	358,158
5,010	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (4)	5,211,452
9,745	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (4)	10,134,118
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/23 at 100.00	AA– (4)	1,079,330
	of Rochester Project, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	7,730,750
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	6,032,450
	General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37
12,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	13,827,840
	General Resolution Revenue Bonds, Fiscal 2021 Series BB-1, 4.000%, 6/15/50
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/27 at 100.00	Aa3	4,004,455
	Fiscal 2018, Series 2017S-1, 4.000%, 7/15/36
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,343,900
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,114,000
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/41
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	Aa1	12,333,900
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/40
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	5,782,650
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/43
4,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/31 at 100.00	Aa1	5,315,641
	Subordinate Fiscal 2022 Subseries B-1, 4.000%, 8/01/45
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA–	2,456,983
10,370	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/40	8/29 at 100.00	AA–	12,007,112
3,500	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/44	3/30 at 100.00	AA–	4,004,945
1,910	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/41	8/30 at 100.00	AA–	2,213,365
11,000	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/50	3/31 at 100.00	AA–	13,762,540
12,000	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 4.000%, 8/01/50	8/31 at 100.00	AA–	13,861,080
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	11/21 at 100.00	AA–	10,040
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	11/21 at 100.00	AA–	5,022
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	26,097,198
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/22 at 100.00	AAA	4,404,398
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Tender Option Bond Trust, 13.658%, 6/15/26, 144A (IF) (6)
10,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	11,617,000
	Series 2016A, 5.250%, 1/01/56
10,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series	3/31 at 100.00	AA+	11,487,200
	2021A-1, 4.000%, 3/15/52
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020A:
15,440	4.000%, 3/15/45	9/30 at 100.00	Aa2	17,901,908
13,595	4.000%, 3/15/49	9/30 at 100.00	Aa2	15,698,147
5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	5,773,500
	General Purpose, Series 2020C, 4.000%, 3/15/49

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	$ 2,172,234
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	4,292,419
	Seventy Ninth Series 2013, 5.000%, 12/01/38
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	AA–	9,977,860
	Refunding Bonds, Tender Option Bond Trust 2016-XL0003, 7.264%, 11/15/21, 144A (IF) (6)
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	5,680,400
	Refunding Series 2015A, 5.000%, 11/15/50
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,
	Refunding Subordinate Lien Series 2013A:
10,725	0.010%, 11/15/31	No Opt. Call	A+	8,702,909
1,105	0.010%, 11/15/32	No Opt. Call	A+	871,933
6,800	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	8,541,616
	Tunnels, Series 2021A, 5.000%, 11/15/51
12,195	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	15,342,530
	Lien Subseries 2021A-1, 5.000%, 5/15/51
5,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	5,457,800
371,400	Total New York			420,874,173
	North Carolina – 7.2% (4.7% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University
	General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	BBB+	3,007,230
1,000	5.125%, 4/01/43	4/22 at 100.00	BBB+	1,019,910
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series	4/22 at 100.00	AA– (4)	1,167,934
	2012A, 5.000%, 4/01/25 (Pre-refunded 4/01/22)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,210,014
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,784,352
4,645	Cape Fear Public Utility Authority, North Carolina, Water and Sewer System Revenue	8/29 at 100.00	AA+	5,416,302
	Bonds, Refunding Series 2019A, 4.000%, 8/01/44
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,112,750
730	5.000%, 6/01/31	6/24 at 100.00	AA	812,110
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	Aa3	3,217,223
3,000	5.000%, 7/01/28	7/24 at 100.00	Aa3	3,368,820
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2017A:
1,365	5.000%, 7/01/42 (UB) (6)	7/27 at 100.00	Aa3	1,658,502
5,390	5.000%, 7/01/47 (UB) (6)	7/27 at 100.00	Aa3	6,528,637
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014,	12/24 at 100.00	AAA	2,318,948
	5.000%, 12/01/39
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,086,875
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,678,981
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018:
2,055	5.000%, 7/01/44	7/28 at 100.00	AAA	2,544,337
16,865	5.000%, 7/01/44 (UB) (6)	7/28 at 100.00	AAA	20,880,894
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/22 at 100.00	AA–	5,298,352
	Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43
4,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds,	1/29 at 100.00	AA–	4,969,600
	Doing Business as Atrium Health, Refunding Series 2018A, 5.000%, 1/15/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series	6/22 at 100.00	AA (4)	$ 2,143,463
	2012B, 5.000%, 6/01/28 (Pre-refunded 6/01/22)
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,011,477
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%,	10/23 at 100.00	AA– (4)	5,448,250
	10/01/41 (Pre-refunded 10/01/23)
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	AA–	2,708,914
4,750	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A,	6/27 at 100.00	Aa1	5,397,615
	4.000%, 6/01/47
2,000	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series	4/28 at 100.00	Aa2 (4)	2,507,960
	2018A, 5.000%, 4/01/42 (Pre-refunded 4/01/28)
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	579,775
339	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	347,821
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds,
	Series 2012:
1,065	5.000%, 4/01/29 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,086,108
1,165	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,188,090
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,019,820
200	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	203,964
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012,	5/22 at 100.00	Aa2 (4)	1,571,656
	5.000%, 5/01/28 (Pre-refunded 5/01/22)
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series	5/22 at 100.00	BBB	4,344,478
	2012, 5.000%, 11/01/41
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/23 at 100.00	N/R (4)	543,535
	Center, Refunding Series 2013, 5.000%, 10/01/26 (Pre-refunded 10/01/23)
6,140	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	N/R (4)	7,549,560
	Center, Series 2017, 5.000%, 10/01/47 (Pre-refunded 10/01/27)
1,800	North Carolina Agricultural & Technical State University, General Revenue Bonds,	10/25 at 100.00	A1	2,081,916
	Refunding Series 2015A, 5.000%, 10/01/40
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College,
	Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	507,885
250	5.000%, 3/01/28	3/22 at 100.00	AA+	253,893
500	5.000%, 3/01/29	3/22 at 100.00	AA+	507,665
500	5.000%, 3/01/32	3/22 at 100.00	AA+	507,450
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,247,663
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	4,620,291
	Project, Refunding Series 2016B, 5.000%, 7/01/42
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University
	Project, Series 2015 A:
1,605	5.000%, 10/01/55 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+ (4)	1,884,623
9,485	5.000%, 10/01/55 (Pre-refunded 10/01/25) (UB) (6)	10/25 at 100.00	AA+ (4)	11,137,477
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales
	University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	Baa2	1,639,544
1,000	5.000%, 4/01/33	4/23 at 100.00	Baa2	1,050,960
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	7/26 at 100.00	Aa3	5,568,100
	Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37
2,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	1/28 at 100.00	Aa3	2,994,125
	Wake Forest University, Series 2018, 5.000%, 1/01/48
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist	3/22 at 100.00	BB	4,465,264
	University, Series 2012, 5.000%, 3/01/34
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
	Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	BBB+ (4)	100,959
180	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	181,726

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A,	7/22 at 100.00	N/R (4)	$ 3,612,770
	5.000%, 1/01/25 (Pre-refunded 7/01/22)
22,210	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex	1/30 at 100.00	A2	25,004,018
	Healthcare, Series 2020A, 4.000%, 7/01/49
2,720	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	2,928,434
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear	10/22 at 100.00	A3 (4)	2,479,524
	Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27 (Pre-refunded 10/01/22)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield	11/26 at 100.00	A	3,101,005
	Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37
1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/26 at 100.00	AA	1,468,338
	University Health System, Refunding Series 2016D, 5.000%, 6/01/29
7,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	Aa2 (4)	7,196,280
	University Health System, Series 2012A, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
12,775	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	14,502,308
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex	7/25 at 100.00	A2	2,280,960
	Healthcare, Series 2015A, 5.000%, 7/01/44
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake	12/22 at 100.00	A2	3,134,340
	Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
2,000	5.000%, 10/01/27	10/22 at 100.00	A2	2,079,740
6,800	5.000%, 10/01/31	10/22 at 100.00	A2	7,074,312
1,500	5.000%, 10/01/38	10/22 at 100.00	A2	1,558,395
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional	6/22 at 100.00	BBB+	3,002,811
	Medical Center, Refunding Series 2012, 5.000%, 6/01/32
450	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/23 at 100.00	N/R	475,479
	Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33
500	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge	1/27 at 103.00	N/R	558,550
	Project, Refunding Series 2019A, 5.000%, 1/01/39
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding
	Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,795,352
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,726,380
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	7/26 at 100.00	A	892,582
	Series 2016A, 5.000%, 1/01/30
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%,	10/23 at 100.00	AA (4)	2,203,133
	10/01/42 (Pre-refunded 10/01/23)
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	5,576,000
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
2,000	5.000%, 5/01/29 (UB) (6)	5/27 at 100.00	AA+	2,441,140
4,000	5.000%, 5/01/30 (UB) (6)	5/27 at 100.00	AA+	4,868,160
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital
	Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	Baa3	698,319
800	0.000%, 7/01/30	7/26 at 83.69	Baa3	603,320
850	0.000%, 7/01/31	7/26 at 79.58	Baa3	607,359
2,400	0.000%, 7/01/33	7/26 at 71.99	Baa3	1,546,248
3,160	0.000%, 7/01/36	7/26 at 61.63	Baa3	1,731,554
3,100	0.000%, 7/01/37	7/26 at 58.52	Baa3	1,606,854
1,900	0.000%, 7/01/40	7/26 at 50.36	Baa3	843,714
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	450,360
	5.000%, 7/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	$ 1,199,510
	Series 2018, 5.000%, 1/01/40
2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/27 at 100.00	BBB	2,606,406
	Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	BBB	129,539
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	BBB	3,601,106
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	BBB	1,847,337
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	BBB	1,858,970
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	BBB	5,576,639
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	BBB	1,050,565
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015,	6/25 at 100.00	A2	3,464,050
	5.000%, 6/01/33
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds,
	Refunding Series 2017:
200	5.000%, 10/01/27	No Opt. Call	AA+	247,600
150	5.000%, 10/01/28	10/27 at 100.00	AA+	185,139
400	5.000%, 10/01/30	10/27 at 100.00	AA+	491,908
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	558,806
1,600	5.000%, 3/01/31 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	1,625,616
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	5,318,300
3,785	5.000%, 3/01/43 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	4,025,953
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series	3/27 at 100.00	AAA	5,658,850
	2016A, 4.000%, 3/01/46
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,208,410
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+ (4)	1,090,660
	(Pre-refunded 10/01/23)
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,351,497
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,479,035
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA–	762,814
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A	361,920
1,250	4.000%, 9/01/35	9/27 at 100.00	A	1,424,725
1,265	4.000%, 9/01/36	9/27 at 100.00	A	1,442,113
1,000	4.000%, 9/01/37	9/27 at 100.00	A	1,140,260
1,100	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A, 4.000%, 6/01/44	6/29 at 100.00	Aa2	1,280,686
	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019:
1,360	5.000%, 2/01/45	No Opt. Call	Aa3	1,985,138
840	5.000%, 2/01/49	No Opt. Call	Aa3	1,268,198
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015,	4/25 at 100.00	A+	905,208
	5.000%, 4/01/45
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A,	10/27 at 100.00	A+	207,024
	5.000%, 10/01/31
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	2,304,096
1,175	5.000%, 4/01/33 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	1,307,881
1,385	5.000%, 4/01/35 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	1,541,630
4,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/42	10/27 at 100.00	A+	5,709,226
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017,	4/28 at 100.00	A+	1,732,257
	5.000%, 4/01/31

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
$ 1,000	5.000%, 4/01/32	4/24 at 100.00	A+	$ 1,111,420
3,065	5.000%, 4/01/39	4/24 at 100.00	A+	3,406,502
4,765	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018, 5.000%, 4/01/43	4/28 at 100.00	A+	5,709,232
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
1,000	4.000%, 10/01/39	10/29 at 100.00	Aa3	1,163,160
1,500	4.000%, 10/01/44	10/29 at 100.00	Aa3	1,726,515
1,845	4.000%, 10/01/49	10/29 at 100.00	Aa3	2,110,828
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series	10/25 at 100.00	Aa3	1,430,725
	2015A, 5.000%, 10/01/45
312,109	Total North Carolina			339,138,991
	North Dakota – 1.0% (0.6% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	5,218,989
	Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	BBB–	1,018,928
	Obligated Group, Series 2012, 5.000%, 12/01/35
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2017A:
1,000	5.000%, 12/01/37	12/27 at 100.00	BBB–	1,175,950
8,525	5.000%, 12/01/42	12/27 at 100.00	BBB–	9,968,282
7,070	4.000%, 12/01/47	12/27 at 100.00	BBB–	7,744,973
1,800	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/31 at 100.00	BBB–	2,021,850
	Obligated Group, Series 2021, 4.000%, 12/01/51
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	937,611
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley	No Opt. Call	N/R	531,635
	Homes Obligated Group, Series 2016A, 5.125%, 12/01/24
2,000	University of North Dakota, Certificates of Participation, Housing Infrastructure	6/30 at 100.00	A1	2,286,140
	Project, Series 2021A, 4.000%, 6/01/46 – AGM Insured
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
11,065	5.000%, 6/01/43	6/28 at 100.00	BBB–	12,840,601
2,610	5.000%, 6/01/48	6/28 at 100.00	BBB–	3,010,870
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	795,200
	Project, Series 2013, 7.750%, 9/01/38 (8)
42,985	Total North Dakota			47,551,029
	Ohio – 6.4% (4.1% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	BBB+	3,551,218
8,255	5.250%, 11/15/46	11/26 at 100.00	BBB+	9,701,193
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	327,587
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
860	4.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	876,400
650	5.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	665,626
800	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	819,232
11,940	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding &	11/24 at 100.00	A+	13,418,172
	Improvement Series 2015A, 5.000%, 11/01/43
8,655	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	9,835,888
	4.000%, 8/01/38
2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/42	6/27 at 100.00	A+	3,260,730

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 25,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	$ 3,955,975
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
990	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,095,960
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
41,930	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	47,084,455
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	15,084,321
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities	1/29 at 100.00	AA	5,745,600
	Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
7,060	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	A1 (4)	7,585,829
10,480	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	11,269,144
	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The
	Cleveland Museum of Natural History Project, Series 2021:
300	4.000%, 7/01/37	7/31 at 100.00	A3	353,925
300	4.000%, 7/01/38	7/31 at 100.00	A3	353,082
350	4.000%, 7/01/39	7/31 at 100.00	A3	410,879
1,000	4.000%, 7/01/51	7/31 at 100.00	A3	1,149,160
5,165	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities	6/26 at 100.00	AA	5,700,507
	Construction & Improvement Series 2018, 4.000%, 12/01/38
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	6,124,793
	Project, Series 2013, 5.000%, 6/15/43
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	1,499,398
	Improvement Series 2012A, 5.000%, 11/01/42
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project,
	Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB–	1,653,015
1,120	5.000%, 1/01/52	1/27 at 100.00	BBB–	1,231,429
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding &
	Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	BBB–	3,719,071
6,000	5.000%, 1/01/51	1/26 at 100.00	BBB–	6,502,860
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
6,920	5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	Aa3 (4)	7,302,261
14,850	5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (6)	1/23 at 100.00	Aa3 (4)	15,670,314
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
875	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	Aa3 (4)	1,068,349
1,050	17.985%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF)	1/23 at 100.00	Aa3 (4)	1,282,019
5,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/28 at 100.00	A2	6,062,900
	Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/45
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	7,835,760
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
6,840	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	2/31 at 100.00	A2	7,839,119
	Obligated Group Project, Refunding & Improvement Series 2021, 4.000%, 8/01/51
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding	11/24 at 100.00	AA+ (4)	23,946,090
	& Improvement Series 2014, 5.000%, 11/15/49 (Pre-refunded 11/15/24)
9,365	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/28 at 100.00	A2	11,199,135
	2018A, 5.000%, 12/01/48
7,550	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	9,391,747
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (5)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 19,515	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	A+ (4)	$ 20,704,439
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
9,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,	2/28 at 100.00	A+	10,152,270
	Infrastructure Projects, Junior Lien Series 2018A, 4.000%, 2/15/46
4,255	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	5,156,847
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB–	139,984
130	6.000%, 12/01/42	12/22 at 100.00	BB–	134,554
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	Aa3	5,069,858
	Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	3,960,664
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
289,540	Total Ohio			299,891,759
	Oklahoma – 0.3% (0.2% of Total Investments)
1,165	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019,	9/29 at 100.00	Baa1	1,413,681
	5.000%, 9/01/45
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
2,205	5.250%, 8/15/48	8/28 at 100.00	BB+	2,671,975
2,700	5.500%, 8/15/52	8/28 at 100.00	BB+	3,307,959
4,570	5.500%, 8/15/57	8/28 at 100.00	BB+	5,582,757
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,288,744
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
11,765	Total Oklahoma			14,265,116
	Oregon – 1.7% (1.1% of Total Investments)
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred
	Interest Series 2017A:
760	5.000%, 6/15/38	6/27 at 100.00	Aa1	914,219
2,750	5.000%, 6/15/39	6/27 at 100.00	Aa1	3,302,888
1,185	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	11/25 at 102.00	N/R	1,301,746
	Series 2020A, 5.375%, 11/15/55
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds,
	Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,575,825
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	2,047,790
2,000	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2020A, 4.000%, 8/01/49	8/30 at 100.00	AA–	2,333,340
7,955	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	A+	9,171,160
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
6,275	5.000%, 10/01/35	10/26 at 100.00	BBB+	7,315,019
140	5.000%, 10/01/46 (Pre-refunded 10/01/26)	10/26 at 100.00	N/R (4)	168,309
2,120	5.000%, 10/01/46	10/26 at 100.00	BBB+	2,428,630
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien	11/23 at 100.00	Aa1 (4)	9,746,107
	Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
30,870	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series	5/29 at 100.00	A+	35,075,111
	2019A, 4.000%, 5/15/49
5,265	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Project,	5/26 at 100.00	A+	6,054,171
	Refunding Series 2016A, 5.000%, 5/15/46
500	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	600,710
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green Series
	2019B, 5.000%, 11/01/36, 144A
71,725	Total Oregon			82,035,025

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.5% (3.6% of Total Investments)
$ 15,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	$ 17,807,250
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
2,765	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	A+	3,239,280
	4.000%, 6/01/50
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water
	Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	A2	3,115,750
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	A2	3,091,562
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	A2	3,067,786
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	A2	2,983,589
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	A2	3,874,663
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	A2	2,520,112
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	A2	2,664,000
1,200	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/27 at 100.00	A+	1,440,252
	Medical Center Project, Series 2018A, 5.000%, 11/15/42
895	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	1,083,317
	Settlement, Series 2018, 5.000%, 6/01/34
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	2,206,072
	Health System Project, Series 2012A, 5.000%, 6/01/42
26,595	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A	31,684,485
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue	No Opt. Call	A1	1,316,249
	Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A:
1,315	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,319,655
2,685	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	2,694,505
4,915	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement	6/27 at 100.00	N/R	5,203,855
	Community, Series 2017A, 5.000%, 12/01/47
3,500	Lancaster County Hospital Authority/PA, 5.000%, 11/01/46 (WI/DD, Settling 11/10/21)	11/29 at 100.00	A2	4,263,560
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	3,595,424
5,180	0.000%, 12/01/32	No Opt. Call	A	4,038,535
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
4,310	5.125%, 12/01/47	12/23 at 100.00	A	4,680,444
4,960	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	5,450,842
5,410	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	6,491,892
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	1,134,750
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/44
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	5,636,550
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	11/21 at 100.00	N/R	157,552
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23
234	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	58,405
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23
	(cash 5.000%, PIK 5.000%)
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/22 at 100.00	Ba1	1,715,232
	Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1,
	4.000%, 11/01/32
3,570	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/31 at 100.00	Aa3	4,217,991
	Pennsylvania Health System, Refunding Series 2021A, 4.000%, 8/15/43
5,910	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	6,826,050
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
$ 965	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	$ 968,735
1,035	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,039,047
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2013A:
1,105	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	1,161,753
2,010	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (4)	2,113,234
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	21,867,842
	2009E, 6.375%, 12/01/38
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	6,402,497
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/41	6/26 at 100.00	A1	7,472,451
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021A, 4.000%, 12/01/51	6/31 at 100.00	A+	17,192,400
6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021B, 5.000%, 12/01/46	6/31 at 100.00	A+	8,222,240
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	23,712,727
	6.250%, 6/01/33 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A:
3,735	4.000%, 12/01/45	12/30 at 100.00	A3	4,276,799
4,620	4.000%, 12/01/50	12/30 at 100.00	A3	5,179,251
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia,	7/27 at 100.00	BB	1,610,380
	Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A,
	5.000%, 7/01/37
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	519,322
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
5,965	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2021A,	9/31 at 100.00	A2	6,804,812
	4.000%, 9/01/46 (WI/DD, Settling 11/04/21)
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%,	No Opt. Call	A1 (4)	4,200,813
	8/01/27 – AMBAC Insured (ETM)
2,020	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	A2	2,365,723
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31	12/21 at 100.00	AA (4)	1,129,646
	(Pre-refunded 12/01/21) – AGM Insured
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	1,973,888
	Series 2012B, 4.000%, 1/01/33
2,800	Upper Darby School District, Delaware County, Pennsylvania, General Obligation Bonds,	10/29 at 100.00	A1	3,247,524
	Series 2021A, 4.000%, 4/01/51 – BAM Insured
229,079	Total Pennsylvania			259,040,693
	Puerto Rico – 1.9% (1.2% of Total Investments)
3,996	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	937,617
	74529JAP0, 0.010%, 8/01/54
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS,	11/21 at 100.00	D	633,650
	5.000%, 7/01/25 – NPFG Insured
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,052,920
	7/01/24 – NPFG Insured
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	1,358,740
	5.250%, 7/01/23 – NPFG Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	AAA	1,037,200
	5.250%, 7/01/31 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 5,281	4.500%, 7/01/34	7/25 at 100.00	N/R	$ 5,772,714
9,399	4.550%, 7/01/40	7/28 at 100.00	N/R	10,464,753
25,000	0.000%, 7/01/51	7/28 at 30.01	N/R	5,919,250
33,017	5.000%, 7/01/58	7/28 at 100.00	N/R	37,356,754
1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,525,344
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
5,399	4.329%, 7/01/40	7/28 at 100.00	N/R	5,938,738
5,580	4.329%, 7/01/40	7/28 at 100.00	N/R	6,137,833
9,000	4.784%, 7/01/58	7/28 at 100.00	N/R	10,042,740
101,972	Total Puerto Rico			88,178,253
	Rhode Island – 0.7% (0.5% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	1,482,189
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/21 at 16.44	CCC–	29,126,618
	Bonds, Series 2007A, 0.010%, 6/01/52
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A,	4/26 at 100.00	A	2,599,350
	5.000%, 10/01/40
177,940	Total Rhode Island			33,208,157
	South Carolina – 3.8% (2.5% of Total Investments)
3,050	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2019,	7/29 at 100.00	A	3,757,203
	5.000%, 7/01/43
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	A	1,483,797
6,820	5.000%, 11/01/46	5/26 at 100.00	A	7,843,477
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	22,447,585
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	12,486,345
1,370	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	1,543,456
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 5.000%, 4/01/54
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod
	Health Projects, Refunding & Improvement Series 2018:
19,130	5.000%, 11/01/43	5/28 at 100.00	AA–	22,915,636
7,580	5.000%, 11/01/48	5/28 at 100.00	AA–	9,026,415
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	22,784,804
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
3,850	5.000%, 12/01/39	12/24 at 100.00	A–	4,330,942
4,000	5.000%, 12/01/46	12/24 at 100.00	A–	4,500,520
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	11,736,900
	Series 2016B, 5.000%, 12/01/56
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	7,403,069
	2013A, 5.125%, 12/01/43
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A–	2,212,980
17,240	5.500%, 12/01/54	6/24 at 100.00	A–	19,285,526
17,170	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	20,891,769
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue	4/22 at 100.00	A3	4,588,155
	Bonds, Refunding Series 2012A, 5.000%, 4/15/32
167,200	Total South Carolina			179,238,579

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 1.0% (0.7% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,
	Series 2017:
$ 3,000	5.000%, 11/01/42	11/26 at 100.00	BB	$ 3,266,340
3,150	5.125%, 11/01/47	11/26 at 100.00	BB	3,429,500
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health	7/24 at 100.00	A1	9,770,024
	System, Series 2014, 5.000%, 7/01/44
5,205	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	6,136,695
	Refunding Series 2017, 5.000%, 7/01/46
11,200	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	12,750,528
	Health, Inc., Series 2020A, 4.000%, 9/01/50
3,565	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	3,992,836
	Series 2014B, 5.000%, 11/01/44
8,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	9,452,661
	Series 2015, 5.000%, 11/01/45
43,180	Total South Dakota			48,798,584
	Tennessee – 1.3% (0.8% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	11,277,443
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
3,090	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	8/29 at 100.00	BBB+	3,712,171
	CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
12,000	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Bonds, Series 2021A, 4.000%, 2/01/51	2/31 at 100.00	Aa2	14,003,640
2,180	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	A–	2,653,627
	Ballad Health, Series 2018A, 5.000%, 7/01/35
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	8/22 at 100.00	A–	2,130,915
	Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc., Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB	5,676,400
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB	1,119,930
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc., Series 2017:
445	5.000%, 4/01/31	4/27 at 100.00	BBB	516,391
1,755	5.000%, 4/01/36	4/27 at 100.00	BBB	2,014,705
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
2,225	5.000%, 10/01/41	10/26 at 100.00	BBB	2,542,552
1,000	5.000%, 10/01/45	10/26 at 100.00	BBB	1,136,380
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	12,844,590
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
52,430	Total Tennessee			59,628,744
	Texas – 10.6% (6.8% of Total Investments)
18,000	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/48 –	2/28 at 100.00	A1	21,387,780
	AGM Insured
4,000	Austin, Texas, Airport System Revenue Bonds, Series 2019A, 5.000%, 11/15/49	11/29 at 100.00	A	4,929,920
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	16,735,636
	11/15/45 (UB) (6)
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds,	No Opt. Call	Baa2	810,320
	Refunding Series 2002, 0.000%, 8/15/32 – FGIC Insured
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	A– (4)	1,402,990
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,100	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B,	1/31 at 100.00	A–	$ 3,838,823
	5.000%, 1/01/46
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A– (4)	9,002,632
	5.000%, 1/01/45 (Pre-refunded 7/01/25)
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,966,291
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,020,670
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties,	No Opt. Call	Aaa	2,490,350
	Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23
9,000	Dallas Fort Worth International Airport, 4.000%, 11/01/45 (WI/DD, Settling 11/10/21)	11/30 at 100.00	N/R	10,331,377
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	175,755
	2014A, 5.250%, 9/01/44
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds,	8/26 at 100.00	Aaa	4,324,042
	School Building Series 2017, 5.000%, 8/15/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
6,545	4.000%, 10/01/39	4/30 at 100.00	A2	7,647,636
10,600	4.000%, 10/01/45	4/30 at 100.00	A2	12,175,160
2,500	4.000%, 10/01/49	4/30 at 100.00	A2	2,852,000
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
15,000	5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (6)	10/23 at 100.00	AA (4)	16,344,750
16,920	5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (4)	18,436,878
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,450,369
	Lien Series 2018A. Tela Supported, 5.000%, 10/01/48
6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	8,981,139
	Option Bond Trust 2015-XF0228, 18.108%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	3,090,296
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,618,004
9,500	Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien Series 2021A,	8/30 at 100.00	Aa2	11,084,885
	4.000%, 8/15/45
	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A:
13,890	5.000%, 8/15/43	2/28 at 100.00	AA	16,885,795
2,000	4.000%, 8/15/48	2/28 at 100.00	AA	2,268,320
4,040	Harris County, Texas, Toll Road Revenue Bonds, Tender Options Bond Trust 2015-XF2184,	No Opt. Call	AAA	7,466,728
	14.454%, 8/15/28 – AGM Insured, 144A (IF) (6)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
1,195	0.010%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	553,655
2,390	0.010%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	1,051,863
2,660	0.010%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	1,112,864
7,260	0.010%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	2,885,923
10,440	0.010%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	3,924,500
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	A2	2,179,163
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	A2	775,710
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,427,720
2,710	5.000%, 7/01/48	7/28 at 100.00	A	3,269,696
4,550	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B,	7/22 at 100.00	A (4)	4,695,782
	5.000%, 7/01/31 (Pre-refunded 7/01/22)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 855	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%,	No Opt. Call	A	$ 937,431
	7/01/24 – AGM Insured
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	A2	1,473,502
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A	10,326,270
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,338,592
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	3,127,973
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	4,359,120
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	9,401,094
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,924,910
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,954,674
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2017:
16,285	5.000%, 1/01/36	1/27 at 100.00	A3	18,900,860
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	A2	11,698,608
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
2,100	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,340,618
1,815	5.000%, 9/15/48	9/25 at 100.00	BBB–	2,016,193
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	11/24 at 102.00	BB+	923,058
	Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%, 11/15/31
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2 (4)	4,314,582
	12/15/36 (Pre-refunded 12/15/21) – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	2,608,425
7,990	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	11,994,029
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+ (4)	4,754,920
	Appreciation Series 2008I, 6.500%, 1/01/43 (Pre-refunded 1/01/25)
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,948,073
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A+	10,802,036
12,205	5.000%, 1/01/45	1/25 at 100.00	A+	13,726,597
5,110	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	5,861,323
	4.000%, 1/01/44
5,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018,	1/28 at 100.00	A	5,936,600
	5.000%, 1/01/48
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A	7,121,156
4,000	5.000%, 1/01/34	1/25 at 100.00	A	4,529,480
4,000	5.000%, 1/01/35	1/25 at 100.00	A	4,524,080
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	2,454,863
	Edward's University Project, Series 2016, 4.000%, 6/01/36
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds,	9/23 at 100.00	A3 (4)	3,808,442
	Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43 (Pre-refunded 9/01/23)
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	8/23 at 100.00	AA– (4)	4,335,640
	Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43 (Pre-refunded 8/15/23)
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,945,800
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
$ 1,805	4.000%, 12/31/37	12/30 at 100.00	BBB–	$ 2,109,161
2,500	4.000%, 6/30/38	12/30 at 100.00	BBB–	2,914,625
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,550,075
	Series 2012A, 5.000%, 4/01/31 (Pre-refunded 4/01/22)
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (4)	18,437,544
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A3	8,165,143
	First Tier Series 2015B, 5.000%, 8/15/37
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	Baa1	4,082,488
6,385	5.000%, 8/15/37	8/24 at 100.00	Baa1	7,137,345
44,120	5.000%, 8/15/42	8/24 at 100.00	Baa1	49,245,862
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,867,920
	2002A, 0.000%, 8/15/25 – AMBAC Insured
8,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/29 at 100.00	AAA	9,239,680
	Trust Series 2019A, 4.000%, 10/15/54
1,000	Waco Education Finance Corporation, Texas, Revenue Bonds, Baylor University, Series	3/31 at 100.00	A+	1,170,320
	2021, 4.000%, 3/01/41
6,500	West Harris County Regional Water Authority, Texas, Water System Revenue Bonds,	12/31 at 100.00	A1	7,554,950
	Refunding Series 2021, 4.000%, 12/15/60 – BAM Insured
459,070	Total Texas			496,459,484
	Utah – 0.4% (0.3% of Total Investments)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A	4,254,093
1,975	5.000%, 7/01/47	7/27 at 100.00	A	2,353,963
4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A	4,826,120
	5.000%, 7/01/48
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter
	Academies Project, Series 2018:
1,000	5.000%, 10/15/38	10/27 at 100.00	AA	1,176,830
2,320	5.000%, 10/15/43	10/27 at 100.00	AA	2,708,299
2,040	5.000%, 10/15/48	10/27 at 100.00	AA	2,368,460
3,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2020A,	5/30 at 100.00	AA+	3,485,760
	4.000%, 5/15/43
17,895	Total Utah			21,173,525
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	A+	1,100,810
10,000	5.000%, 10/01/45	10/25 at 100.00	A+	11,445,800
11,000	Total Vermont			12,546,610
	Virginia – 0.2% (0.1% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
1,385	4.000%, 7/01/39	7/30 at 100.00	A+	1,618,677
670	4.000%, 7/01/40	7/30 at 100.00	A+	781,495
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	468,872
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
4,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	4,512,040
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (6)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	$ 1,886,022
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
2,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA– (4)	2,075,020
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B,
	4.000%, 11/01/33 (Pre-refunded 11/01/22)
10,285	Total Virginia			11,342,126
	Washington – 3.2% (2.0% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/26 at 100.00	Aa1	8,340,010
	Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	Aa3	11,714,645
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured
4,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/30 at 100.00	AA–	4,745,160
	Refunding Series 2020A, 4.000%, 7/01/39
8,075	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/28 at 100.00	A2	9,843,587
	Bonds, Refunding Series 2018, 5.000%, 12/01/43
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/26 at 100.00	A–	4,953,858
	Bonds, Valley Medical Center, Refunding Series 2016, 5.000%, 12/01/36
4,000	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	4,556,800
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+ (4)	15,119,250
	(Pre-refunded 1/01/22)
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/40	10/24 at 100.00	A+	3,351,810
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series	12/23 at 100.00	AA (4)	1,372,775
	2014, 5.000%, 12/01/44 (Pre-refunded 12/01/23)
15,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement	7/31 at 100.00	AA	17,627,250
	Series 2021A, 4.000%, 7/01/47
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+ (4)	13,457,379
	Bonds, Series 2013A, 5.000%, 12/01/38 (Pre-refunded 6/01/23)
5,250	Tacoma, Washington, Sewer Revenue Bonds, Series 2018, 4.000%, 12/01/48	12/28 at 100.00	Aa2	6,030,518
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	621,056
	2019A-1, 4.000%, 8/01/44
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &
	Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,171,920
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,340,800
3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	3,271,498
	Refunding Series 2012B, 5.000%, 10/01/30 (Pre-refunded 10/01/22)
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2 (4)	8,588,334
	Series 2012A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)
2,600	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	BB+	2,519,972
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 3.000%, 7/01/58
2,410	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,714,407
	University, Series 2020, 4.000%, 5/01/50
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,	1/25 at 102.00	BB	540,475
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%,
	1/01/46, 144A
5,650	Washington State, General Obligation Bonds, Various Purpose Series 2021A, 5.000%, 8/01/42	8/30 at 100.00	AA+	7,198,213
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%,	No Opt. Call	AA+	8,279,100
	6/01/28 – FGIC Insured
137,605	Total Washington			149,358,817

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.3% (0.8% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United
	Health System Obligated Group, Refunding & Improvement Series 2013A:
$ 3,000	5.375%, 6/01/38 (Pre-refunded 6/01/23)	6/23 at 100.00	A (4)	$ 3,241,170
16,845	5.500%, 6/01/44 (Pre-refunded 6/01/23)	6/23 at 100.00	A (4)	18,232,354
9,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	10,710,720
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
3,500	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	4,121,320
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021:
6,750	4.000%, 6/01/43	6/31 at 100.00	AA–	7,938,945
8,845	4.000%, 6/01/51	6/31 at 100.00	AA–	10,278,156
5,750	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	AA–	6,641,135
	4.000%, 6/01/42
53,690	Total West Virginia			61,163,800
	Wisconsin – 3.4% (2.2% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
43	0.000%, 1/01/46, 144A (8)	No Opt. Call	N/R	1,381
42	0.000%, 1/01/47, 144A (8)	No Opt. Call	N/R	1,307
42	0.000%, 1/01/48, 144A (8)	No Opt. Call	N/R	1,274
42	0.000%, 1/01/49, 144A (8)	No Opt. Call	N/R	1,235
41	0.000%, 1/01/50, 144A (8)	No Opt. Call	N/R	1,168
45	0.000%, 1/01/51, 144A (8)	No Opt. Call	N/R	1,255
1,163	0.000%, 7/01/51, 144A (8)	3/28 at 100.00	N/R	774,787
45	0.000%, 1/01/52, 144A (8)	No Opt. Call	N/R	1,197
44	0.000%, 1/01/53, 144A (8)	No Opt. Call	N/R	1,158
44	0.000%, 1/01/54, 144A (8)	No Opt. Call	N/R	1,117
43	0.000%, 1/01/55, 144A (8)	No Opt. Call	N/R	1,076
43	0.000%, 1/01/56, 144A (8)	No Opt. Call	N/R	1,043
42	0.000%, 1/01/57, 144A (8)	No Opt. Call	N/R	1,006
42	0.000%, 1/01/58, 144A (8)	No Opt. Call	N/R	968
42	0.000%, 1/01/59, 144A (8)	No Opt. Call	N/R	942
41	0.000%, 1/01/60, 144A (8)	No Opt. Call	N/R	905
41	0.000%, 1/01/61, 144A (8)	No Opt. Call	N/R	866
40	0.000%, 1/01/62, 144A (8)	No Opt. Call	N/R	838
40	0.000%, 1/01/63, 144A (8)	No Opt. Call	N/R	808
39	0.000%, 1/01/64, 144A (8)	No Opt. Call	N/R	787
39	0.000%, 1/01/65, 144A (8)	No Opt. Call	N/R	755
39	0.000%, 1/01/66, 144A (8)	No Opt. Call	N/R	707
501	0.000%, 1/01/67, 144A (8)	No Opt. Call	N/R	8,562
2,250	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian	1/31 at 100.00	BBB	2,534,265
	Regional Healthcare System Obligated Group, Series 2021A, 4.000%, 7/01/56
2,000	Public Finance Authority of Wisconsin, Retirement Communities Revenue Bonds, ACTS	11/27 at 103.00	A–	2,411,920
	Retirement – Life Communities, Inc Obligated Group, Series 2020A, 5.000%, 11/15/41
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
6,000	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	6,587,400
2,335	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	2,534,175
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	4/23 at 100.00	AA– (4)	4,373,962
	2013A, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc.	8/31 at 100.00	A1	4,578,800
	Obligated Group, Inc. Project, Series 2021, 4.000%, 8/15/46 (WI/DD, Settling 11/10/21)
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA	1,048,637
	Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 18,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic	2/27 at 100.00	A–	$ 21,521,474
	Health System, Inc., Series 2017C, 5.000%, 2/15/47
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,013,310
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,013,250
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	4,796,081
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	2,289,660
	Series 2016B, 5.000%, 2/15/35
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	7,812,499
	Inc., Series 2012, 5.000%, 6/01/39
315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital	No Opt. Call	A1	325,748
	Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	2,750,037
	Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.
	Project, Series 2021:
2,415	4.000%, 10/01/51	10/28 at 102.00	N/R	2,467,671
2,470	4.000%, 10/01/61	10/28 at 102.00	N/R	2,495,787
5,155	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	5,840,718
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	A1	2,364,380
	Aspirus, Inc. Obligated Group, Series 2017, 5.000%, 8/15/52
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (4)	2,675,025
	Health Care, Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Benevolent Corporation Cedar Community, Series 2017:
1,110	5.000%, 6/01/37	6/25 at 103.00	N/R	1,215,139
955	5.000%, 6/01/41	6/25 at 103.00	N/R	1,039,966
3,620	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/30 at 100.00	Aa3	4,178,132
	Children’s Hospital of Wisconsin, Inc., Series 2020, 4.000%, 8/15/50
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,225,360
1,110	5.000%, 9/01/31 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,360,150
1,100	5.000%, 9/01/32 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,347,896
1,725	5.000%, 9/01/33 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	2,113,746
1,775	5.000%, 9/01/34 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	2,175,014
1,910	5.000%, 9/01/35 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	2,340,438
2,065	5.000%, 9/01/36 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	2,530,368
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	2/26 at 100.00	A–	9,713,630
	Marshfield Clinic, Series 2016A, 5.000%, 2/15/46
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	5,924,100
	College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc., Series 2018A:
1,240	5.000%, 9/15/31 (Pre-refunded 9/15/23)	9/23 at 100.00	BBB– (4)	1,347,520
7,955	5.000%, 9/15/50 (Pre-refunded 9/15/23)	9/23 at 100.00	BBB– (4)	8,644,778
10,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	A1	11,530,438
	ThedaCare Inc, Series 2015, 5.000%, 12/15/44
18,165	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/29 at 100.00	A1	20,424,726
	ThedaCare Inc, Series 2019, 4.000%, 12/15/49
143,978	Total Wisconsin			159,351,342

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3% (0.2% of Total Investments)
$ 9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding	9/23 at 100.00	BB+	$ 10,180,459
	Series 2013A, 5.000%, 9/01/37
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical
	Center Project, Series 2011B:
2,000	5.500%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,008,400
1,000	6.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,004,592
12,625	Total Wyoming			13,193,451
$ 6,924,223	Total Long-Term Investments (cost $6,555,399,890)			7,270,127,205

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Minnesota – 0.1% (0.1% of Total Investments)
$ 6,500	Bloomington, Minnesota, Housing Revenue Bonds, Presbyterian Homes Projects,	10/21 at 100.00	AA+	$ 6,500,000
	Refunding Series 2008, 0.050%, 7/01/38 (9)
$ 6,500	Total Short-Term Investments (cost $6,500,000)			6,500,000
	Total Investments (cost $6,561,899,890) – 154.9%			7,276,627,205
	Floating Rate Obligations – (2.8)%			(133,490,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (6.7)% (10)			(316,321,358)
	MuniFund Preferred Shares, net of deferred offering costs – (23.1)% (11)			(1,086,408,687)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (24.6)% (12)			(1,153,832,843)
	Other Assets Less Liabilities – 2.3%			110,739,765
	Net Assets Applicable to Common Shares – 100%			$ 4,697,314,082

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2021

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(8)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(10)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 4.3%.
(11)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 14.9%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 15.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

October 31, 2021

	NAD	NEA
Assets
Long-term investments, at value (cost $5,240,012,133 and $6,555,399,890, respectively)	$5,807,645,460	$7,270,127,205
Short-term investments, at value (cost approximates value)	9,100,000	6,500,000
Cash	—	15,894,199
Receivable for:
Dividends	533	—
Interest	71,158,715	87,175,391
Investments sold	78,217,638	74,357,243
Other assets	1,606,623	2,523,316
Total assets	5,967,728,969	7,456,577,354
Liabilities
Cash overdraft	5,949,481	—
Floating rate obligations	111,960,000	133,490,000
Payable for:
Dividends	13,134,363	16,743,496
Investments purchased – regular settlement	8,215,200	12,697,057
Investments purchased – when-issued/delayed-delivery settlement	28,148,939	33,383,192
Offering costs	—	251,705
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering
costs (liquidation preference $727,500,000 and $316,500,000, respectively)	727,169,346	316,321,358
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $679,000,000 and $1,088,900,000, respectively)	678,419,684	1,086,408,687
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $632,000,000 and $1,159,400,000, respectively)	630,487,336	1,153,832,843
Accrued expenses:
Management fees	2,727,768	3,405,178
Trustees fees	1,215,979	1,646,146
Other	926,892	1,083,610
Total liabilities	2,208,354,988	2,759,263,272
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$3,759,373,981	$4,697,314,082
Common shares outstanding	233,404,656	299,037,392
Net asset value (“NAV”) per common share outstanding	$ 16.11	$ 15.71
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 2,334,047	$ 2,990,374
Paid-in-surplus	3,240,550,330	4,014,252,974
Total distributable earnings	516,489,604	680,070,734
Net assets applicable to common shares	$3,759,373,981	$4,697,314,082
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended October 31, 2021

	NAD	NEA
Investment Income	$214,422,356	$269,316,812
Expenses
Management fees	31,171,336	39,777,925
Interest expense and amortization of offering costs	13,862,021	11,999,378
Liquidity fees	4,737,394	10,896,109
Remarketing fees	640,779	1,975,890
Custodian fees	436,555	516,937
Trustees fees	173,181	219,476
Professional fees	423,607	889,252
Shareholder reporting expenses	212,377	255,638
Shareholder servicing agent fees	118,283	135,004
Stock exchange listing fees	89,230	75,758
Investor relations expenses	165,134	219,415
Reorganization expenses	364,332	275,501
Other	135,648	162,586
Net expenses	52,529,877	67,398,869
Net investment income (loss)	161,892,479	201,917,943
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	5,976,132	13,219,775
Change in net unrealized appreciation (depreciation) of Investments	63,470,598	39,506,288
Net realized and unrealized gain (loss)	69,446,730	52,726,063
Net increase (decrease) in net assets applicable to common shares from operations	$231,339,209	$254,644,006

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAD		NEA
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/21	10/31/20	10/31/21	10/31/20
Operations
Net investment income (loss)	$ 161,892,479	$ 146,764,330	$ 201,917,943	$ 191,357,878
Net realized gain (loss) from investments	5,976,132	(11,900,124)	13,219,775	(3,608,635)
Change in net unrealized appreciation (depreciation) of investments	63,470,598	(32,006,896)	39,506,288	(24,512,170)
Net increase (decrease) in net assets applicable to common shares
from operations	231,339,209	102,857,310	254,644,006	163,237,073
Distributions to Common Shareholders
Dividends	(158,884,170)	(138,980,629)	(205,660,254)	(183,762,876)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(158,884,170)	(138,980,629)	(205,660,254)	(183,762,876)
Capital Share Transactions
Common Shares:
Issued in the Reorganization	352,666,794	159,102,613	329,945,848	245,521,737
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	352,666,794	159,102,613	329,945,848	245,521,737
Net increase (decrease) in net assets applicable to common shares	425,121,833	122,979,294	378,929,600	224,995,934
Net assets applicable to common shares at the beginning of period	$3,334,252,148	$3,211,272,854	$4,318,384,482	$4,093,388,548
Net assets applicable to common shares at the end of period	$3,759,373,981	$3,334,252,148	$4,697,314,082	$4,318,384,482

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended October 31, 2021

	NAD	NEA

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ 231,339,209	$ 254,644,006
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(576,808,718)	(833,111,401)
Proceeds from sales and maturities of investments	604,051,225	857,101,456
Proceeds from (Purchases of) short-term investments, net	(9,100,000)	(1,500,000)
Payment-in-kind distributions	(1,366)	(10,453)
Proceeds from litigation settlement	—	125
Taxes paid	(44,077)	(52,937)
Amortization (Accretion) of premium and discounts, net	2,972,113	4,546,606
Amortization of deferred offering costs	313,055	1,141,720
(Increase) Decrease in:
Receivable for interest	819,429	(1,233,360)
Receivable for investments sold	(60,897,638)	(47,657,243)
Other assets	(216,600)	(216,507)
Increase (Decrease) in:
Payable for interest	(123,345)	(127,039)
Payable for investments purchased - regular settlement	8,215,200	12,697,057
Payable for investments purchased - when-issued/delayed-delivery settlement	24,815,672	33,383,192
Payable for offering costs	—	251,705
Accrued management fees	262,470	244,356
Accrued Trustees fees	359,087	500,640
Accrued other expenses	(37,833)	(54,342)
Net realized (gain) loss from:
Investments	(5,976,132)	(13,219,775)
Paydowns	(833,242)	(318,376)
Change in net unrealized appreciation (depreciation) of Investments	(63,470,598)	(39,506,288)
Net cash provided by (used in) operating activities	155,637,911	227,503,142
Cash Flow from Financing Activities:
Increase (Decrease) in cash overdraft	5,949,481	(3,916,633)
(Repayments of) floating rate obligations	(5,425,000)	(4,890,000)
Proceeds from MFP Shares issued, at liquidation preference	—	130,900,000
(Payments for) VRDP Shares redeemed, at liquidation preference	—	(130,900,000)
Proceeds from borrowings	4,149,160	85,413,202
(Repayments of) borrowings	(4,149,160)	(85,413,202)
Proceeds from reverse repurchase agreements	—	130,900,000
(Repayments of) reverse repurchase agreements	—	(130,900,000)
(Payments for) deferred offering costs	—	(961,800)
Cash distributions paid to common shareholders	(157,674,125)	(204,461,812)
Net cash provided by (used in) financing activities	(157,149,644)	(214,230,245)
Net Increase (Decrease) in Cash	(1,511,733)	13,272,897
Cash at the beginning of period	263,532	—
Cash acquired in connection with the Reorganizations	1,248,201	2,621,302
Cash at the end of period	$ —	$ 15,894,199
Supplemental Disclosure of Cash Flow Information(1)	NAD	NEA
Cash paid for interest (excluding amortization of offering costs)	$ 13,579,678	$ 10,822,008

(1)	See Notes to Financial Statements, Note 1 – General Information for more information of the non-cash activities related to the Funds’ Reorganizations.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		per
	Common	Investment	Realized/		Net	lated Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NAD
Year Ended 10/31:
2021	$15.75	$0.72	$ 0.35	$ 1.07	$(0.71)	$ —	$(0.71)	—	$16.11	$15.63
2020	15.91	0.70	(0.19)	0.51	(0.67)	—	(0.67)	—	15.75	14.44
2019	14.42	0.67	1.46	2.13	(0.64)	—	(0.64)	—	15.91	14.42
2018	15.41	0.69	(0.99)	(0.30)	(0.69)	—	(0.69)	—*	14.42	12.41
2017	15.75	0.73	(0.29)	0.44	(0.78)	—	(0.78)	—	15.41	13.86
NEA
Year Ended 10/31:
2021	15.50	0.69	0.22	0.91	(0.70)	—	(0.70)	—	15.71	15.18
2020	15.58	0.69	(0.11)	0.58	(0.66)	—	(0.66)	—	15.50	14.33
2019	14.16	0.66	1.40	2.06	(0.64)	—	(0.64)	—	15.58	14.20
2018	15.07	0.68	(0.91)	(0.23)	(0.68)	—	(0.68)	—*	14.16	12.13
2017	15.36	0.71	(0.26)	0.45	(0.74)	—	(0.74)	—	15.07	13.57

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

6.85%	13.31%	$3,759,374	1.44%	4.43%	10%
3.27	4.89	3,334,252	1.87	4.47	15
15.03	21.78	3,211,273	2.45	4.35	8
(2.03)	(5.69)	2,910,735	2.34	4.57	20
3.01	3.26	3,110,034	1.95	4.84	18

5.91	10.92	4,697,314	1.44	4.31	12
3.84	5.74	4,318,384	1.85	4.46	16
14.81	22.78	4,093,389	2.40	4.41	8
(1.62)	(5.84)	3,719,774	2.29	4.63	11
3.16	4.21	3,959,861	1.94	4.80	15

(b)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAD		NEA
Year Ended 10/31:		Year Ended 10/31:
2021	0.53%	2021	0.53%
2020	0.94	2020	0.94
2019	1.50	2019	1.47
2018	1.39	2018	1.35
2017	1.00	2017	1.00

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

									AMTP, MFP,
									VMTP and/or
									VRDP Shares
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		of Period
		Asset		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)	Share	(000)	Share(a)	(000)	Share	(000)	Share	Preference

NAD
Year Ended 10/31:
2021	$727,500	$284,419	$679,000	$284,419	$ —	$ —	$632,000	$284,419	$2.84
2020	545,500	279,599	679,000	279,599	—	—	632,000	279,599	2.80
2019	545,500	279,954	607,000	279,954	—	—	632,000	279,954	2.80
2018	—	—	607,000	263,112	545,500	263,112	632,000	263,112	2.63
2017	—	—	—	—	952,500	296,279	632,000	296,279	2.96

NEA
Year Ended 10/31:
2021	316,500	283,145	1,088,900	283,145	—	—	1,159,400	283,145	2.83
2020	143,500	280,550	958,000	280,550	—	—	1,290,300	280,550	2.81
2019	—	—	958,000	282,066	—	—	1,290,300	282,066	2.82
2018	—	—	958,000	265,448	—	—	1,290,300	265,448	2.65
2017	—	—	—	—	773,000	291,919	1,290,300	291,919	2.92

(a)	NEA’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NEA’s Series D MFP Shares were as follows:

Asset
Coverage
Per
$1,000
NEA	Share
Series D
Year Ended 10/31:
2021	$2,831
2020	2,805
2019	2,800
2018	—
2017	—

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Quality Municipal Income Fund (NAD)

• Nuveen AMT-Free Quality Municipal Income Fund (NEA)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.

The end of the reporting period for the Funds is October 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2021 (the ”current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganizations

Effective prior to the opening of business on April 12, 2021, Nuveen Maryland Quality Municipal Income Fund (NMY) (a “Target Fund”) was reorganized into NAD (an “Acquiring Fund”) and effective prior to the opening of business on February 8, 2021, Nuveen Michigan Quality Municipal Income Fund (NUM) (a “Target Fund”) was reorganized into NEA (an “Acquiring Fund”) (each a “Reorganization” and collectively the “Reorganizations”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of each Reorganization, each Target Fund transferred its assets to its respective Acquiring Fund in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund became shareholders of their respective Acquiring Fund. Holders of common shares of each Target Fund received newly issued common shares of their respective Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to each Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of each Target Fund received on a one-for-one basis newly issued preferred shares of their respective Acquiring Fund, in exchange for preferred shares of each Target Fund held immediately prior to each Reorganization. Details of each Reorganization are further described in Note 10 – Fund Reorganizations.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV

Notes to Financial Statements (continued)

for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of the Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAD	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$5,805,358,558	$ 1,574,698**	$5,806,933,256
Investment Companies	566,685	—	—	566,685
Corporate Bonds	—	145,519	—	145,519
Short-Term Investments*:
Municipal Bonds	—	9,100,000	—	9,100,000
Total	$566,685	$5,814,604,077	$ 1,574,698	$5,816,745,460

NEA
Long-Term Investments*:
Municipal Bonds	$ —	$7,267,750,800	$2,376,405**	$7,270,127,205
Short-Term Investments*:
Municipal Bonds	—	6,500,000	—	6,500,000

Total	$ —	$7,274,250,800	$2,376,405	$7,276,627,205

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

Notes to Financial Statements (continued)

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$111,960,000	$133,490,000
Floating rate obligations: externally-deposited Inverse Floaters	49,340,000	102,085,000
Total	$161,300,000	$235,575,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$115,758,151	$134,295,726
Average annual interest rate and fees	0.60%	0.56%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NAD had outstanding borrowings under such liquidity facilities in the amount of $2,903,000, which are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for NEA as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ 95,645,000	$133,490,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	38,265,000	95,430,000
Total	$133,910,000	$228,920,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAD	NEA
Purchases	$576,808,718	$833,111,401
Sales and Maturities	604,051,225	857,101,456

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed

Notes to Financial Statements (continued)

delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

		NAD			NEA
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	10/31/21		10/31/20	10/31/21		10/31/20
Common shares:
Issued in the Reorganization	21,755,613		9,784,676	20,447,125		15,869,620

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.

As of the end of the reporting period, NAD and NEA had $727,169,346 and $316,321,358 of AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2028	3,370	$337,000,000
	2028-1	2,085	208,500,000
	2028-2*	1,820	182,000,000
NEA	2028	1,435	$143,500,000
	2028-1*	1,730	173,000,000

* AMTP Shares issued in connection with the Reorganization.

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAD	360-day	2028	December 1, 2028**	November 30, 2019
	360-day	2028-1	December 1, 2028**	November 30, 2019
	360-day	2028-2	December 1, 2028**	November 30, 2019
NEA	360-day	2028	December 1, 2028**	November 30, 2019
	360-day	2028-1	December 1, 2028**	December 13, 2019

** Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of AMTP Shares outstanding	$646,721,918	$269,576,712
Annualized dividend rate	0.95%	0.92%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares

The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NEA’s Series D) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

Notes to Financial Statements (continued)

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider with, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NEA incurred offering costs of $961,800 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NAD and NEA had $678,419,684 and $1,086,408,687 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NAD	A	6,070	$607,000,000	January 3, 2028	VRM	January 3, 2028*
	B	720	72,000,000	September 1, 2047	VRM	September 28, 2022
NEA	A	1,850	$185,000,000	February 3, 2048	VRM	February 3, 2048*
	B	3,350	335,000,000	March 2, 2028	VRM	March 2, 2028*
	C	2,380	238,000,000	March 2, 2028	VRDM	March 2, 2028*
	D	330,900	330,900,000	March 1, 2029	VRRM	N/A

* Subject to earlier termination by either the Fund or the shareholder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of MFP Shares outstanding	$679,000,000	$1,049,450,685
Annualized dividend rate	0.85%	0.58%

Variable Rate Demand Preferred Shares

The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP

Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAD and NEA had $630,487,336 and $1,153,832,843 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NAD	1	2,368	0.10%	$236,800,000	September 11, 2026
	2	2,675	0.10	267,500,000	September 11, 2026
	3	1,277	0.10	127,700,000	September 11, 2026
NEA	1	2,190	0.10%	$219,000,000	June 1, 2040
	3	3,509	0.05	350,900,000	March 1, 2040
	4	4,895	0.10	489,500,000	September 11, 2026
	5	1,000	0.10	100,000,000	October 1, 2046

* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$632,000,000	$1,194,904,384
Annualized dividend rate	0.15%	0.12%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2021
NAD	Series	Shares	Amount
AMTP Shares issued in connection with the Reorganization	2028-2	1,820	$182,000,000
	Year Ended
	October 31, 2021
NEA	Series	Shares	Amount
AMTP Shares issued in connection with the Reorganization	2028-1	1,730	$173,000,000

Notes to Financial Statements (continued)

	Year Ended
	October 31, 2020
NEA	Series	Shares	Amount
AMTP Shares issued in connection with the Reorganization	2028	1,435	$143,500,000
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2021
NEA	Series	Shares	Amount
MFP Shares issued	D	130,900	$130,900,000

	Year Ended
	October 31, 2020
NAD	Series	Shares	Amount
MFP Shares issued in connection with the Reorganization	B	720	$72,000,000
Transactions VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2021
NEA	Series	Shares	Amount
VRDP Shares redeemed	2	(1,309)	$(130,900,000)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2021.

	NAD	NEA
Tax cost of investments	$5,133,161,146	$6,421,802,478
Gross unrealized:
Appreciation	$ 583,323,196	$ 728,074,264
Depreciation	(11,696,861)	(6,739,046)
Net unrealized appreciation (depreciation) of investments	$ 571,626,335	$ 721,335,218

Permanent differences, primarily due to federal taxes paid, paydowns, nondeductible offering costs, nondeductible reorganization expenses, reorganization adjustments and taxable market discount resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2021, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2021, the Funds’ tax year end, were as follows:

	NAD	NEA
Undistributed net tax-exempt income[1]	$20,828,737	$19,400,869
Undistributed net ordinary income[2]	276,521	1,242,086
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2021, and paid on November 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2021 and October 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NAD	NEA
Distributions from net tax-exempt income[3]	$157,536,985	$204,081,456
Distributions from net ordinary income[2]	1,347,185	1,578,798
Distributions from net long-term capital gains	—	—
2020	NAD	NEA
Distributions from net tax-exempt income	$163,888,867	$210,634,570
Distributions from net ordinary income[2]	385	246
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2021, as Exempt Interest Dividends.

As of October 31, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAD[4]	NEA[4]
Not subject to expiration:
Short-term	$53,565,163	$43,431,672
Long-term	8,789,249	982,080
Total	$62,354,412	$44,413,752

[4]	A portion of NAD’s and NEA’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2021, the Funds utilized capital loss carryforwards as follows:

	NAD	NEA
Utilized capital loss carryforwards	$6,990,777	$13,774,119

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2021, the complex-level fee for each Fund was 0.1534%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAD	NEA
Purchases	$70,665,643	$50,045,386
Sales	58,417,150	50,193,173
Realized gain (loss)	(1,017,108)	(1,260,671)

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

9. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, NEA utilized reverse repurchase agreements as means of temporary borrowings awaiting the settlement of newly issued preferred shares.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy and permissible with its investment policy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund pledges and/or segregates securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. A Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Fund did not have any outstanding reverse repurchase agreements.

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Utilization period (days outstanding)	18
Average daily balance outstanding	$ 130,900,000*
Average interest rate	0.81%
* For the period February 1, 2021 through February 18, 2021.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NAD	NEA
Maximum outstanding balance	$4,149,160	$84,900,000

During the Funds’ utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAD	NEA
Utilization period (days outstanding)	4	7
Average daily balance outstanding	$4,149,160	$36,678,973
Average annual interest rate	1.39%	1.38%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when

Notes to Financial Statements (continued)

a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Fund Reorganizations

The Reorganizations as previously described in Note 1 — General Information were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganizations, the Target Funds distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Reorganizations, were as follows:

NMY
Cost of investments	$486,183,039
Fair value of investments	529,460,773
Net unrealized appreciation (depreciation) of investments	43,277,734
NUM
Cost of investments	$452,413,776
Fair value of investments	495,438,757
Net unrealized appreciation (depreciation) of investments	43,024,981

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

Target Fund – Prior to Reorganization into NAD	NMY
Common shares outstanding	23,099,664
Net assets applicable to common shares	$352,666,794
NAV per common share outstanding	$ 15.27

Target Fund – Prior to Reorganization into NEA	NUM
Common shares outstanding	20,226,887
Net assets applicable to common shares	$ 329,945,848
NAV per common share outstanding	$ 16.31
Acquiring Fund – Prior to Reorganization	NAD
Common shares outstanding	211,649,043
Net assets applicable to common shares	$3,430,907,503
NAV per common share outstanding	$ 16.21
Acquiring Fund – Prior to Reorganization	NEA
Common shares outstanding	278,590,267
Net assets applicable to common shares	$4,495,465,583
NAV per common share outstanding	$ 16.14
Acquiring Fund – Post Reorganization	NAD
Common shares outstanding	233,404,656
Net assets applicable to common shares	$3,783,574,297
NAV per common share outstanding	$ 16.21
Acquiring Fund – Post Reorganization	NEA
Common shares outstanding	299,037,392
Net assets applicable to common shares	$4,825,411,431
NAV per common share outstanding	$ 16.14

Pro Forma Results of Operations (Unaudited)

The beginning of the Target Funds’ current fiscal periods were June 1, 2020 for NMY and March 1, 2020 for NUM. Assuming the Reorganizations had been completed on November 1, 2020, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for each Fund’s current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NAD
Net investment income (loss)	$168,209,612
Net realized and unrealized gains (losses)	79,922,769
Change in net assets resulting from operations	248,132,381
Acquiring Fund – Pro Forma Results from Operations	NEA
Net investment income (loss)	$205,280,241
Net realized and unrealized gains (losses)	61,832,265
Change in net assets resulting from operations	267,112,506

Because the combined investment portfolios of each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations of their respective Acquiring Funds since the Reorganizations were consummated.

Cost and Expenses

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN QUALITY MUNICIPAL INCOME FUND (NAD)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal income tax. Additionally, as a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets in a portfolio of securities, the income from which is exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Additionally, as a non-fundamental policy, the Fund:

•	May invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.
•	May invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	May invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)

Portfolio Contents

The Fund generally invests its assets in a portfolio of municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
Risk	Income Fund (NAD)	Municipal Income Fund (NEA)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	—
Below Investment Grade Risk	X	X
Call Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Distressed Securities Risk	X	X
Duration Risk	X	X
Economic Sector Risk	X	X
Financial Futures and Options Risk	X	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Insurance Risk	X	X
Interest Rate Risk	X	X
Inverse Floating Rate Securities Risk	X	X
LIBOR Replacement Risk	X	X
Municipal Securities Market Liquidity Risk	X	X
Municipal Securities Market Risk	X	X
Other Investment Companies Risk	X	X
Puerto Rico Municipal Securities Market Risk	X	X
Reinvestment Risk	X	X
Sector and Industry Risk	X	X
Sector Focus Risk	X	X
Special Risks Related to Certain Municipal Obligations	X	X
Swap Transactions Risk	X	X
Tax Risk	X	X
Taxability Risk	X	X
Tobacco Settlement Bond Risk	X	X
Unrated Securities Risk	X	X
Valuation Risk	X	X
Zero Coupon Bonds Risk	X	X

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
Risk	Income Fund (NAD)	Municipal Income Fund (NEA)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Economic and Political Events Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Leverage Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X
Reverse Repurchase Agreement Risk	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment

Shareholder Update (Unaudited) (continued)

obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

LIBOR Replacement Risk. The use of the London Inter-Bank Offered Rate (“LIBOR”) will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products an instruments will be impacted by this transition.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly

Shareholder Update (Unaudited) (continued)

in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Shareholder Update (Unaudited) (continued)

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. It is possible that the recently adopted Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for

Shareholder Update (Unaudited) (continued)

bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
	Income Fund (NAD)	Municipal Income Fund (NEA)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	36.91%	37.35%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.93%	0.94%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual
Effective Interest Expense Rate on Leverage	0.34%	0.35%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.39%	-16.52%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.47%	-8.54%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.54%	-0.56%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.38%	7.42%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.31%	15.40%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Shareholder Update (Unaudited) (continued)

UPDATED DISCLOSURES FOR THE FUND WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT

The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2021.

NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)

SENIOR SECURITIES

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table for the fiscal years ended 2021, 2020, 2019, 2018 and 2017 has been audited by KPMG LLP, independent registered public accounting firm. The Fund’s audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

							Variable Rate				AMPT, MFP,
	Adjustable Rate				MuniFund Term		MuniFund Term		Variable Rate		MTP, VMTP
	MuniFund Term		MuniFund Preferred		Preferred (MTP)		Preferred (VMTP)		Demand Preferred		and/or VRDP
	Preferred (AMTP) Shares		(MFP) Shares		Shares at the		Shares at the		(VRDP) Shares at		Shares at the
	at the End of Period		at the End of Period		End of Period		End of Period		the End of Period		End of Period
		Asset		Asset				Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage Coverage
	Amount	Per	Amount	Per	Amount	Coverage	Amount	Per	Amount	Per	Per $1
Fiscal Year	Outstanding	$100,000	Outstanding	$100,000	Outstanding	Per $10	Outstanding	$100,000	Outstanding	$100,000 Liquidation
Ended	(000) (1)	Share (2)	(000) (1)	Share (2)(3)	(000) (1)	Share (4)	(000) (1)	Share (2)	(000) (1)	Share (2)	Preference
October 31
2021	$316,500	$283,145	$1,088,900	$283,145	$0	$0	$0	$0	$1,159,400	$283,145	$2.83
2020	$143,500	$280,550	$958,000	$280,550	$0	$0	$0	$0	$1,290,300	$280,550	$2.81
2019	$0	$0	$958,000	$282,066	$0	$0	$0	$0	$1,290,300	$282,066	$2.82
2018	$0	$0	$958,000	$265,448	$0	$0	$0	$0	$1,290,300	$265,448	$2.65
2017	$0	$0	$0	$0	$0	$0	$773,000	$291,919	$1,290,300	$291,919	$2.92
2016	$0	$0	$0	$0	$0	$0	$773,000	$295,667	$1,290,300	$295,667	$2.96
2015	$0	$0	$0	$0	$0	$0	$151,000	$333,349	$349,900	$333,349	$3.33
2014	$0	$0	$0	$0	$0	$0	$151,000	$338,193	$349,900	$338,193	$3.38
2013	$0	$0	$0	$0	$83,000	$31.65	$67,600	$316,451	$349,900	$316,451	$3.16
2012	$0	$0	$0	$0	$83,000	$32.87	$67,600	$328,743	$0	$0	$3.29

(1)	Aggregate amount outstanding represents the liquidation preference multiplied by the number of outstanding preferred shares as of the end of the relevant fiscal year.
(2)	Asset coverage per $100,000 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 100,000.
(3)	The Fund’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for the Fund’s Series D MFP Shares were as follows:

	Fiscal Year Ended October 31
Series D MFP Shares	2021	2020	2019	2018
Asset Coverage Per $1,000 Share*	$2,831	$2,805	$2,800	$0

*	Asset coverage per $1,000 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(4)	Asset coverage per $10 share is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 10. The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	Fiscal Year Ended October 31
Series 2015 (NEA PRCCL)	2014	2013	2012
Ending Market Value per Share	$0	$10.07	$10.16
Average Market Value per Share	$10.05**	$10.10	$10.14

**	For the period November 1, 2013 through December 20, 2013.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2021, from the Staff of the SEC regarding any of its periodic or current reports under the Securities Exchange Act or the 1940 Act, or its registration statement.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA
Common shares repurchased	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	NAD and NEA Blended Benchmark: A blended benchmark consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return of the S&P Municipal Bond High Yield Index. The S&P Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt U.S. municipal bond market. The S&P Municipal Bond Investment Grade Index is a market value-weighted index designed to measure the performance of tax-exempt investment grade municipal bonds. The S&P Municipal Bond High Yield Index is a market value-weighted index designed to measure the performance of tax-exempt high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
•	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
•	S&P Municipal Bond Index: A market value-weighted index designed to measure the performance of the tax-exempt, U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
•	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”), of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement,

Annual Investment Management Agreement Approval Process (continued)

marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•	• Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;
•	• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•	• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide

Annual Investment Management Agreement Approval Process (continued)

continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Advisers’ compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Quality Municipal Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund outperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the first quartile for the three-year period ended March 31, 2021 and the second quartile for the five-year period ended March 31, 2021. Similarly, for periods ended May 14, 2021, the Fund outperformed its blended benchmark for the one-, three- and five-year periods, and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the second quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. The Fund outperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2021 and although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the second quartile for the three-year period ended March 31, 2021 and the first quartile for the five-year period ended March 31, 2021. Similarly, for periods ended May 14, 2021, the Fund outperformed its blended benchmark for the one-, three- and five-year periods and although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the second quartile for the three-year period and first quartile for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board

Annual Investment Management Agreement Approval Process (continued)

Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that the Funds had net management fees and net expense ratios below their respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected

Annual Investment Management Agreement Approval Process (continued)

by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	142
Chicago, IL 60606	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 60606		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 60606		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 60606		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 60606		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director,
Global General Counsel and Corporate Secretary, Barclays Global Investors
(global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate
Director for Legal and Financial Affairs, Office of Presidential Personnel, The
White House (1986-1989); Member of the Board of Directors, Baltic-American
Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 60606		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and
Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card
Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the
Board, Diba, Incorporated (internet technology provider) (1996-1997);
formerly, various executive positions (1991-1996) including Chief Executive
Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 60606		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of the
Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 60606		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight
Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 60606		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 West Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 60606		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	142
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 60606		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
& Year Address of Birth	|with the Funds	Appointed Elected or (2)	During Occupation(s) Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 60606	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and
901 Marquette Avenue	and Assistant	2013	Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
Minneapolis, MN 55402	Secretary		LLC (since 2018).

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General
333 W. Wacker Drive	and Assistant	2017	Counsel of Jackson National Asset Management (2012-2017).
Chicago, IL 60606	Secretary

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President		(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 60606	and Treasurer	2016

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 60606

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 60606			Chartered Financial Analyst and Certified Financial Risk Manager.

• JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 60606	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	|and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
& Year Address of Birth	with the Funds	Appointed Elected or (2)	During Occupation(s) Past 5 Years

Officers of the Funds (continued):

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly,Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly,
333 W. Wacker Drive	and Assistant	2008	Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate
Chicago, IL 60606	Secretary		General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020);
Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice
President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 60606

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

• GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-1021D 1936998-INV-Y-12/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2021	$29,125	$42,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2020	$30,090	$3,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2021	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2020	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2021	$0	$0	$0	$0
October 31, 2020	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser"). The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds. He began working in the investment industry when he joined the firm in 1980. Chris became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Chris holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	10	$18.64 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	2	$136 million
*	Assets are as of October 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NEA SECURITIES AS OF OCTOBER 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.
(c)(4)	Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: January 6, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: January 6, 2022